U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                     INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement [_] Confidential, for Use of the
                                    Commission Only (as permitted by
                                    Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material under Rule 14a-12

 AXM Pharma, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1) Title of each class of securities to which transaction applies: Common Stock; Series A Preferred Stock; and Series C Preferred Stock

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

AXM PHARMA, INC.

                                                                AXM Pharma, Inc.
                                                       7251 West Lake Mead Blvd.
                                                                       Suite 300
                                                             Las Vegas, NV 89128


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

         AXM Pharma will hold a Special Meeting of Stockholders at its offices located at 7251 West Lake Mead Blvd., Suite 300, Las Vegas, NV 89128 on Tuesday, March 1, 2005, 10:00 a.m. PST. We are holding the meeting for the following purposes:

1. To approve the 2005 Equity Incentive Plan.

2. To authorize the issuance of up to 6,500,000 shares below current market prices.

3. To transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

         Holders of record of AXM Pharma common stock and Series A and C preferred stock at the close of business on January 28, 2005, are entitled to vote at the meeting.

         In addition to the proxy statement, proxy card and voting instructions, a copy of AXM Pharma's annual report on Form 10-KSB/A and quarterly report on Form 10-QSB, which are not part of the proxy soliciting material, are enclosed.

         It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning a proxy card.

                                        By Order of the Board of Directors,

                                        Douglas C. MacLellan,
                                        Vice Chairman


February 2, 2005

                                 PROXY STATEMENT

         We are providing these proxy materials in connection with the solicitation by the Board of Directors of AXM Pharma of proxies to be voted at our Special Meeting of Stockholders, to be held on March 1, 2005, and at any meeting following postponement or adjournment of the special meeting.

         You are cordially invited to attend the Special meeting, which will begin at 10:00 a.m. PST. The meeting will be held at our offices located at 7251 West Lake Mead Blvd., Suite 300, Las Vegas, NV 89128. Stockholders will be admitted beginning at 9:30 a.m. The location is accessible to handicapped persons, and we will provide wireless headsets for hearing amplification upon request.

         You will need an admission ticket to enter the meeting. If you are a stockholder of record, you will find an admission ticket attached to the proxy card sent to you. If you plan to attend the special meeting, please retain the admission ticket. A map and directions to the special meeting are printed on the admission ticket.

         If your shares are held in the name of a bank, broker, or other nominee and you plan to attend the special meeting, you can obtain an admission ticket in advance by sending a written request, along with proof of ownership, such as a recent bank or brokerage account statement, to our transfer agent, Signature Stock Transfer, 2301 Ohio Drive, Plano, Texas 75093. If you arrive at the special meeting without an admission ticket, we will admit you if we are able to verify that you are an AXM Pharma stockholder.

         We are first mailing this proxy statement, the proxy card and voting instructions on February 15, 2005, to persons who were stockholders at the close of business on January 28, 2005, the record date for the meeting.

         Our fiscal year begins on January 1 and ends on December 31. References in this proxy statement to the year 2004 or fiscal 2004 refer to the 12-month period from January 1, 2004 through December 31, 2004.

Proxies and Voting Procedures

         You can vote your shares by completing and returning a proxy card or, if you hold your shares in "street name," a voting instruction form.

         You can revoke your proxy at any time before it is exercised by timely delivery of a properly executed, later-dated proxy or by voting in person at the meeting.

         If your shares are held in "street name," you must obtain a proxy, executed in your favor, from your broker or other holder of record, to be able to vote at the meeting.

         All shares entitled to vote and represented by properly completed proxies received prior to the meeting and not revoked will be voted at the meeting in accordance with your instructions. If you return a signed proxy card without indicating how your shares should be voted on a matter and do not revoke your proxy, the shares represented by your proxy will be voted FOR the approval of the Equity Incentive Plan and FOR the approval to issue up to 6,500,000 shares below current market prices.

         If you hold your shares through a broker, your shares may be voted even if you do not attend the Special meeting.

         If any other matters are properly presented at the special meeting for consideration, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the individuals named as proxies and acting thereunder will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If the special meeting is postponed or adjourned, your proxy will remain valid and may be voted at the postponed or adjourned meeting. You will still be able to revoke your proxy until it is voted. At the date this proxy statement went to press, we did not anticipate that any other matters would be raised at the special meeting.

Stockholders Entitled to Vote

         You are entitled to vote at the special meeting all shares of our common stock and Series A and C preferred stock that you held as of the close of business on the record date. Each share of our common stock, our Series A
Preferred Stock and Series C Preferred Stock is entitled to one vote with respect to each matter properly brought before the meeting.

         On January 28, 2005, the record date, there were on 18,088,039 shares of common stock outstanding and 1,675,000 shares of Series A preferred stock outstanding and 24.425 shares of Series C preferred stock outstanding.

         A list of stockholders entitled to vote at the meeting will be available at the meeting, and for 10 days prior to the meeting, at 7251 West Lake Mead Blvd., Suite 300, Las Vegas, NV 89128 between the hours of 9:00 a.m. and 4:00 p.m. local time.

Required Vote

         The presence, in person or by proxy, of the holders of a majority of all the votes that could be cast by the holders of all outstanding shares of Class A and Class B common stock is required in order to transact business at the meeting.

Cost of Proxy Distribution and Solicitation

         AXM Pharma will pay the expenses of the preparation of the proxy materials and the solicitation by the Board of Directors of proxies. Proxies may be solicited on behalf of AXM Pharma in person or by telephone, e-mail, facsimile or other electronic means by Directors, officers or employees of AXM Pharma, who will receive no additional compensation for soliciting. In accordance with the rules of the Securities and Exchange Commission and the American Stock Exchange, we will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of AXM Pharma stock.

                                    PROPOSALS

Proposal 1.

Proposal for an Equity Incentive Plan
The Board of Directors has adopted the AXM Pharma, Inc. 2005 Equity Incentive Plan (the "Equity Plan") and is recommending that shareholders approve the Equity Plan at the Special Meeting. The Equity Plan is intended to further the growth and financial success of AXM Pharma, Inc. (the "Corporation") by providing additional incentives to directors, executives and selected employees of and consultants to the Corporation so that such participants may acquire or increase their proprietary interest in the Corporation. The term "Corporation" shall include any parent corporation or subsidiary corporation of the Corporation as those terms are defined in Section 424(e) and (f) of the Internal Revenue Code of 1986, as amended (the "Code"). Stock options granted under the Plan ("Options") may be either "Incentive Stock Options", as defined in Code section 422 and any regulations promulgated under that Section, or "Nonstatutory Options" at the discretion of the Corporation's Board of Directors (the "Board") and as reflected in the respective written stock option agreements granted pursuant to this Equity Plan. Stock Appreciation Rights, Restricted Stock, Restricted Stock Unit, Performance Awards, Dividend Equivalents, or Other Stock-Based Awards may also be granted under the Equity Plan. The Board believes that the Equity Plan will maintain the flexibility that AXM Pharma needs to keep pace with its competitors and effectively recruit, motivate, and retain the caliber of employees, directors and consultants essential for achievement of our success.

Individuals eligible to receive awards under the Equity Plan include officers, directors, employees of and consultants to AXM Pharma and its affiliates. The number of shares available under the Equity Plan shall be 5,000,000 shares of our common stock, plus all Shares remaining available for issuance under the 2004 Plan on the effective date of the Equity Plan. In addition, the number of shares available under the Equity Plan will increase on a yearly basis as follows: As of January 1 of each year, commencing with the year 2006 and ending with the year 2008, the aggregate number of Shares available for granting Awards under the Equity Plan shall automatically increase by a number of Shares equal to the lesser of (x) 5% of the total number of Shares then outstanding or (y) 1,000,000. The Board may distribute those shares in whatever form of award they so choose within the Equity Plan's guidelines. There are no restrictions on the amount of any one type of award that may be granted under the Equity Plan.

As of January 2005, our Board of Directors granted 2,377,500 options to employees, directors and consultants under the Corporation's 2004 Incentive and NonStatutory Stock Option Plan (the "2004 Plan"). The Equity Plan will replace the 2004 Plan. As of January 2005, there are 6 Directors, 2 executive officers, 10 consultants and approximately 35 employees other than executive officers, who are eligible to receive awards under the Equity Plan.

The Board may delegate a Committee to administer the Equity Plan. The Committee shall not consist of fewer than two members, each of whom is a member of the Board and all of whom are disinterested persons, as contemplated by Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act") and each of whom is an outside director for purposes of Section 162(m) of the Code, acting in accordance with the provisions of Section 3.

Other than granting Chet Howard 250,000 options per year, we do not have any definitive plans for granting awards under the Equity Plan and no determination has been made as to the number of awards to be granted, or the number or identity of recipients of awards. Had the Equity Plan been in effect last year, the options granted under the 2004 Plan would have been the awards granted under the Equity Plan.

Amending the Plan
The Board may amend, alter, suspend, discontinue, or terminate the Equity Plan, including, without limitation, any amendment, alteration, suspension, discontinuation, or termination that would impair the rights of any Participant, or any other holder or beneficiary of any Award theretofore granted, without the consent of any share owner, Participant, other holder or beneficiary of an Award, or other Person. The Board may also waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue, or terminate, any Awards theretofore granted, prospectively or retroactively, without the consent of any Participant, other holder or beneficiary of an Award. Except as provided in the following sentence, the Board is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Board determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Equity Plan. In the case of any Award that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, the Board will not have authority to adjust the Award in any manner that would cause the Award to fail to meet the requirements of Section 162(m).

Options and Rights
Options and Stock Appreciation Rights may be granted under the Equity Plan. The exercise price of options granted shall be determined by the Board or the Committee; provided, however, that such exercise price per Share under any Incentive Stock Option shall not be less than 100% (110% in the case of a "10-percent shareholder as such term is used in Section 422(c)(5) of the Code) of the Fair Market Value of a Share on the date of grant of such Incentive Stock Option. The Board or Committee shall fix the term of each Option, provided that no Incentive Stock Option shall have a term greater than 10 years (5 years in the case of a "10-percent shareholder" as such term is used in Section 422(c)(5) of the Code).

A Stock Appreciation Right granted under the Equity Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (1) the Fair Market Value of one Share on the date of exercise or, if the Board or Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before or after the date of exercise over (2) the grant price of the right as specified by the Board or Committee. Subject to the terms of the Plan, the grant price, term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Board or the Committee. The Board and the Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

Since we do not, at this time, know how many awards will be granted under the Equity Plan, we cannot determine the market value of the securities underlying the options and stock appreciation rights. The closing price of the Company's common stock as of January 28, 2005 was $2.75 per share. If Chet Howard purchases all of his options, the current market value of the securities underlying his options would be $687,500.

Federal Income Tax Consequences

The current federal income tax consequences of grants under the Equity Plan are generally described below. This description of tax consequences is not a complete description, and is based on the Internal Revenue Code as presently in effect, which is subject to change, and is not intended to be a complete description of the federal income tax aspects of options and stock awards under the Equity Plan. Accordingly, the discussion does not deal with all federal income tax consequences that may be relevant to a particular recipient, or any foreign, state or local tax considerations. Accordingly, potential recipients are urged to consult their own tax advisors as to the specific federal, foreign, state and local tax consequences to them as a result of receiving an Award under the Equity Plan.

Nonqualified Stock Options
A recipient will not be subject to federal income tax upon the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, the recipient will recognize ordinary compensation income in an amount equal to the excess, if any, of the then fair market value of the shares acquired over the exercise price. We will generally be able to take a deduction with respect to this compensation income for federal income tax purposes. The recipient's tax basis in the shares acquired will equal the exercise price plus the amount taxable as compensation to the recipient. Upon a sale of the shares acquired upon exercise, any gain or loss is generally long-term or short-term capital gain or loss, depending on how long the shares are held. The required holding period for long-term capital gain is presently more than one year. The recipient's holding period for shares acquired upon exercise will begin on the date of exercise.

Incentive Stock Options
A recipient who receives incentive stock options generally incurs no federal income tax liability at the time of grant or upon exercise of the options. However, the spread will be an item of tax preference, which may give rise to alternative minimum tax liability at the time of exercise. If the recipient/optionee does not dispose of the shares before the date that is two years from the date of grant and one year from the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowable to us for federal income tax purposes in connection with the option. If, within two years of the date of grant or within one year from the date of exercise, the holder of shares acquired upon exercise of an incentive stock option disposes of the shares, the recipient/optionee will generally realize ordinary compensation income at the time of the disposition equal to the difference between the exercise price and the lesser of the fair market value of the stock on the date of exercise or the amount realized on the disposition. The amount realized upon such a disposition will generally be deductible by us for federal income tax purposes.

Stock Awards
If a recipient receives an unrestricted stock award, he/she will recognize compensation income upon the grant of the stock award. If a recipient receives a restricted stock award, he/she normally will not recognize taxable income upon receipt of the stock award until the stock is transferable by the recipient or no longer subject to a substantial risk of forfeiture, whichever occurs earlier. When the stock is either transferable or no longer subject to a substantial risk of forfeiture, the recipient will recognize compensation income in an amount equal to the fair market value of the shares (less any amount paid for such shares) at that time. A recipient may, however, elect to recognize ordinary compensation income in the year the stock award is granted in an amount equal to the fair market value of the shares (less any amount paid for the shares) at that time, determined without regard to the restrictions. We will generally be entitled to a corresponding deduction at the same time, and in the same amount, as the recipient recognizes compensation income with respect to a stock award. Any gain or loss recognized by the recipient upon subsequent disposition of the shares will be capital gain or loss.

Tax Deductibility under Section 162(m)
Section 162(m) of the Internal Revenue Code disallows a public company's deductions for employee compensation exceeding $1,000,000 per year for the chief executive officer and the four other most highly compensated executive officers.
Section 162(m) contains an exception for performance-based compensation that meets specific requirements. The Equity Plan is intended to permit all options to qualify as performance-based compensation at the Board of Directors or Committee's discretion. If an Award is to qualify as such, it shall clearly state so in the award agreement.

Withholding
We have the right to deduct any taxes required to be withheld with respect to grants under the Equity Plan. We may require that the participant pay to us the amount of any required withholding. The Compensation Committee may permit the participant to elect to have withheld from the shares issuable to him or her with respect to an option or restricted stock the number of shares with a value equal to the required tax withholding amount.

The Equity Plan will replace the 2004 Plan. Below is a table of securities previously authorized for issuance under the 2004 Plan:

    ----------------------------------- ----------------------
                   NAME                     OPTIONS
                                            GRANTED
    ----------------------------------- ----------------------
    Montgomery Simus, Director                         40,000
    ----------------------------------- ----------------------
    Employee reserve                                  300,000
    ----------------------------------- ----------------------
    Mark Bluer, Director                               40,000
    ----------------------------------- ----------------------
    Charles Li, Director                              100,000
    ----------------------------------- ----------------------
    Douglas MacLellan, Chairman of                    400,000
    the Board
    ----------------------------------- ----------------------
    Mark Elenowitz, Director                          160,000
    ----------------------------------- ----------------------
    Peter Cunningham, as Chief                        400,000
    Executive Officer
    ----------------------------------- ----------------------
    Madame Wang, Chairman of the Board                300,000
    ----------------------------------- ----------------------
    Louis Taubman, Legal Consultant                   120,000
    ----------------------------------- ----------------------
    Michael Boswell, Consultant                       120,000
    ----------------------------------- ----------------------
    Joe Cunningham, Consultant                        100,000
    ----------------------------------- ----------------------
    Dreamvest, Consultant                             100,000
    ----------------------------------- ----------------------
    RCG Consulting, Consultant                         57,500
    ----------------------------------- ----------------------
    Byrle Lerner, Consultant                          100,000
    ----------------------------------- ----------------------
    Hao Zhang, Consultant                              40,000
    ----------------------------------- ----------------------
                  Total                             2,377,500
    ----------------------------------- ----------------------


Pursuant to Nevada Revised Statutes, NRS 78.320, this proposal will be approved if the votes cast favoring this proposal exceeds the votes cast opposing this proposal.

THE BOARD OF DIRECTORS RECOMMNEDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE 2005 EQUITY INCENTIVE PLAN.

Proposal 2
Proposal to authorize the issuance of up to 6,500,000 shares below current market prices.

Currently, AXM has 4,297,068 warrants issued. If all of the warrants are exercised, we would receive up to approximately $15 million (net of expenses), but there can be no assurance that all or any of these warrants will be exercised. Given the exercise price of the warrants, which generally exceeds the current market price of our common stock, it is unlikely that the warrant holders will exercise the warrants at this time or in the near future. The net proceeds from the Company's most recent financing in June 2004 were approximately $2,773,800.

During the second quarter of 2004, AXM only generated $978,663 in sales revenue. During the third quarter of 2004 AXM did not generate any sales revenues or profits. The low level of sales revenues during these two quarters was due in part to the changing government regulations regarding the sales and marketing of pharmaceutical products in China. Due to new State Food and Drug Administration guidelines, we were required to obtain Chinese Good Manufacturing Practices certification and renew our licenses at the national level, as opposed to the state and local level as had been required in the past, to manufacture and sell our existing products. We did not receive confirmation that 42 of our licenses were renewed until November 2004 and we did not receive Good Manufacturing
Practices approval until January 2005. Therefore, we were not able to manufacture or sell our pharmaceutical products until that time. Although we expect to begin producing and selling our products as soon as practicable, there is no assurance of the exact date we will begin or how quickly sales from the products will generate sufficient revenues to support our operations.

Based upon these facts, AXM has sufficient funds to maintain operations at their present level through the end of March 2005. However, to maintain our operations after February, to fulfill our planned expansion in sales territory, to implement the required systems and fund our working capital needs, we will need to raise approximately $8 million in additional funds. Assuming there is no decrease in current accounts payable, and accounting for various one-time expenses, the Company's negative cash flow is approximately $290,000 per month. Without a significant change in sales and operating gross profits, our only source of significant additional funds to meet future operating expenses and plans is the sale of our securities or debt financing of our factory and equipment in Shenyang, but there cannot be any guarantees that we will be able to raise this additional capital on acceptable terms or at all. Therefore, Management believes that the sale of restricted shares at up to a 25% discount from the then current market price is warranted and that management needs some flexibility in pricing these securities in order to successfully close potential financing transactions.

Need for Stockholder Approval

In order to raise sufficient funds to maintain our operations, we may need to offer and sell shares of our common stock, or other securities that are convertible into or exercisable for shares of common stock, at a sale price (or having a conversion price or exercise price) per share less than the market value of our common stock at the time of issuance. Our board of directors has authorized the issuance of up to 6,500,000 shares of our common stock at a discount of up to 25% from the then current market price. For this purpose, the then current market price will be equal to the average closing price of our common stock as reported on the American Stock Exchange, or such other market on which our shares may be trading, for at least the five consecutive trading days immediately preceding the date of sale.

Under Rule 713 of the Listing Standards, Policies and Requirements of the American Stock Exchange ("AMEX"), on which our common stock is listed, we are required to obtain stockholder approval in connection with any transaction, other than a public offering, that involves the issuance of common stock that equals 20% or more of our then-outstanding common stock if we issue the stock at a price below the greater of its book value or market value at the time of issuance. As of the record date, we had 18,088,039 shares of common stock outstanding. Accordingly, our proposed issuance of up to 6,500,000 shares of our common stock at below market prices is being submitted to the stockholders for approval in order to comply with the AMEX rules.

Notwithstanding stockholder approval of this proposal, the listing on the AMEX of any of the 6,500,000 shares that we may issue following such stockholder approval will require AMEX approval of an application for the listing of these additional shares. In addition, our issuance of the shares will require that we comply with the registration requirements under applicable federal and state securities laws or determine that the issuance satisfies an applicable exemption from such registration requirements. Furthermore, stockholder approval does not obviate the need for compliance with the requirements of the Securities Exchange Act of 1934, as amended, or other AMEX requirements. For example, if we issue all or a substantial portion of these 6,500,000 shares in a reorganization transaction or in a sale for cash to a single purchaser or to a group of affiliated purchasers that could be deemed to control AXM as a result of such purchase, then we may need to obtain further stockholder approval for such issuance and either we, or the purchasers, or both, may be required to file additional reports with the SEC.

We have not determined the terms and conditions upon which we would issue the shares of common stock to be authorized for issuance in accordance with this proposal. Although we have had discussions with several potential purchasers, we have not reached any definitive agreement with such potential purchasers. The board of directors will determine the terms and conditions of any such issuances in its sole discretion. We cannot assure you that we will be able to sell the shares on terms satisfactory to AXM. If this proposal is approved at our Special Meeting, we will not solicit further authorization for the issuance of these shares by a vote of our stockholders prior to such issuance.

Increased Dilution

We had 18,088,039 shares of common stock outstanding as of the record date. If this proposal is approved and we issue an additional 6,500,000 shares of our common stock at below then current market prices representing a discount of up to 25%, our existing stockholders will incur significant dilution of their interests in AXM. We would have approximately 24,588,039 shares of common stock outstanding if we issue all 6,500,000 shares to be authorized pursuant to this proposal, not including the shares issuable upon exercise of outstanding warrants and options. You should therefore consider the potential dilution in determining whether to approve this proposal.

Potential Negative Effect on our Stock Price

If we issue 6,500,000 additional shares of our common stock in the future, a substantial portion of those shares will become eligible for sale in the public markets, subject to certain volume limitations, after expiration of the one year holding period required under Rule 144 of the Securities Act of 1933, and all of the shares could be eligible for sale in the public markets after two years pursuant to Rule 144(k), without any volume limitations. These shares could become eligible for resale in the public markets earlier if, in connection with the sale the shares, we agree to file a registration statement with the Securities and Exchange Commission covering the resale of the shares. Any such sales, or the anticipation of the possibility of such sales, represents an overhang on the market and could depress the market price of our common stock.

Pursuant to Nevada Revised Statutes, NRS 78.320, this proposal will be approved if the votes cast favoring this proposal exceeds the votes cast opposing this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AUTHORIZE THE ISSUANCE OF UP TO 6,500,000 ADDITIONAL SHARES OF OUR COMMON STOCK AT A DISCOUNT OF UP TO 25% FROM THE THEN CURRENT MARKET PRICE AT THE TIME OF ISSUANCE.


Compensation Committee

         The Compensation Committee is responsible for setting executive compensation, for making recommendations to the full Board concerning Director compensation and for general oversight of the compensation and benefit programs for other employees. The committee met 3 times in 2004. Currently, the members of the Compensation committee are Douglas MacLellan, Montgomery Simus and Mark Bluer.

Compensation Committee Interlocks and Insider Participation

Until March 2004, the members of the compensation committee were Mark Elenowitz, Douglas MacLellan and Wang Wei Shi. None of the members have ever been an officer or employee of AXM Pharma, however, Wang Wei Shi is the Chief Executive Officer of Shenyang Tianwei Werke Pharmaceuticals, our wholly owned subsidiary and Mark Elenowitz is an owner and officer of Tripoint Capital Advisors, a consultant to AXM Pharma. In March 2004, Mr. Elenowitz and Ms. Wang Wei Shi resigned as members of the compensation committee and were replaced by Mark Bluer and Montgomery Simus, both of whom the Board has determined are "independent" for purposes of Section 121(A) of the American Stock Exchange's Listing Standards. The Board has based its determinations regarding "independence" primarily on a review of the responses of our Directors and executive officers to questions regarding employment and compensation history, affiliations, family and other relationships and on discussions with the Directors. Other than disclosed herein, there were no "compensation committee interlocks" during fiscal 2003 or 2004.

Compensation of Directors

         Our directors who are employees do not receive any compensation from AXM Pharma for services rendered as directors. The Board has created three classes of fees for outside directors: (1) outside directors who are "independent," as defined in the Exchange Act will be paid $4,500.00 per month;
(2) outside directors who are not "independent" will receive $3,000.00 per month; and, (3) the Vice Chairman will receive a flat fee of $18,000.00 per month, inclusive of committee fees and the Chairwoman will receive a flat fee of $20,000.00 per month. All board members are entitled to participate in AXM Pharma's health insurance plan. Since April 2004, our Board of Directors issued 1,400,000 stock options exercisable at $3.90 per share to members of our Board of Directors and an additional 40,000 stock options exercisable at $5.70 per share. The foregoing options were granted under the Company's 2004 Plan, which was ratified by our Shareholders at the Company's annual meeting in April 2004.

Executive Compensation Philosophy

Our compensation program was designed to attract, motivate and retain the highly talented individuals need to drive business success. The program reflects the following principles:
     o Compensation should be related to performance. To that end, our compensation program reinforces our business and financial objectives. Employees compensation varies based on company and individual performance. Employees will receive greater or reduced incentive awards depending on whether, and to what extent we meet our financial goals. Individual compensation will also vary based on the person's performance, contribution and overall value to the business.

     o AXM Pharma employees should think like AXM Pharma stockholders. The best way to encourage our employees to act in the best interest of AXM Pharma is through an equity stake in AXM Pharma. Our 2005 Equity Incentive Plan accomplishes that goal.

     o Our compensation plan should balance our short and long term financial objectives and reward individual and company performance.

     o Our compensation should be competitive. When we determine compensation levels for executive officers, we review compensation survey data from independent sources to ensure that our total compensation program is competitive. Companies selected for the survey are those with whom we compete for executive talent.


Components of our Compensation Plan

The components of our executive compensation program are: base salary and long term incentives.

Base salary: we target base salaries for senior management at levels that are comparable to similar positions at companies with whom we compare for compensation purposes. We conduct surveys periodically to ensure that our salaries are competitive. We believe that compensation above competitive levels should come primarily from the variable portion of the compensation package. The compensation committee reviews and approves all executive officer salary adjustments and recommended by the CEO. The committee also reviews the performance of the CEO and establishes his/her base salary.

Long term Incentives: Stock Option: We believe that making employees think like owners is a key objective for our compensation program and that retaining our senior management team is essential to our success. Our 2005 Equity Incentive Plan addresses those goals, as did our 2004 Plan.

Compensation of the Chief Executive Officer

We believe that Peter Cunningham provided outstanding leadership for AXM Pharma. He led AXM Pharma in its successful application to have its common stock listed on to the American Stock Exchange. Mr. Cunningham's compensation was established based on the philosophy and policies enunciated above for all executive management. This includes cash compensation and long-term incentives. On January 31, 2005, Chet Howard was appointed by the Board of Directors to replace Peter Cunningham as Chief Executive Officer. Peter Cunningham will now be our President of International Sales. However, during fiscal year 2004, Peter Cunningham was our Chief Executive Officer and the following discussion describes his compensation as such.

Mr. Cunningham was originally hired to serve as our Chief Operating Officer, but in September 2003, Mr. Cunningham was promoted to the positions of President and Chief Executive Officer. When Mr. Cunningham was promoted, other than the change in his responsibilities, the terms of his employment agreement remained the same. Pursuant to the terms of his agreement with AXM Pharma, Mr. Cunningham shall be paid not less than $120,000 per year for his services. In January 2004, our Board of Directors increased Mr. Cunningham's salary from $120,000 per year to $240,000 per year. In addition, Mr. Cunningham is entitled to receive a stock grant of 250,000 shares of our common stock, which shall be issued and vest in equal installments every six months (41,667 per six month period) beginning in August 2003. Mr. Cunningham is also entitled to health insurance and such other bonus and incentives as the Board of Directors, in its discretion, shall authorize. Mr. Cunningham's salary, bonus and incentives are reviewed yearly by our Board of Directors and compensation committee with the goal of bringing Mr. Cunningham's salary in line with industry standards. The term of Mr. Cunningham's agreement with AXM Pharma is one year but the agreement shall automatically renew on the first and second anniversary dates of the agreement unless either AXM Pharma or Mr. Cunningham provides written notice to the other not less than 60 days prior to the anniversary date that they do not wish to renew the agreement, in which case the agreement shall expire on the day prior to the anniversary date. The employment agreement may be terminated for good cause by either party in the event of a material breach of the employment agreement by either party or in the case of Mr. Cunningham of a change in control of AXM Pharma. In the event of termination with good cause by Mr. Cunningham or without good cause by AXM Pharma, Mr. Cunningham is entitled to three months severance plus bonus and incentives earned to that date and relocation to Los Angeles, California. In the event that Mr. Cunningham is terminated for good cause by the Company or terminates the agreement without good cause he will only be entitled to payment of his salary, bonus and incentives earned to the date of termination and relocation to Los Angeles, California. Mr. Cunningham's agreement requires that he keep confidential any proprietary information acquired while employed and upon termination of his employment. He is also prohibited from soliciting any employees of AXM Pharma for a period of one year following his termination for any reason. We believe that the base salary when combined with his opportunity to receive stock grants, provides Mr. Cunningham with the ability to achieve long term compensation that is competitive with long term compensation packages offered by our competitors.

Chet Howard became our Chief Executive Officer on February 1, 2005. Mr. Howard was, and will continue to act as our Chief Financial Officer until we find an adequate replacement. Although Mr. Howard's employment agreement as Chief Executive Officer has not yet been finalized, the Board has approved the following compensation package for him. As Chief Executive Officer, Mr. Howard will receive annual compensation of $240,000, plus a $60,000 signing bonus. Mr. Howard will also have the right to receive 250,000 options per year, vesting quarterly under the Equity Plan.

Mr. Howard's salary, bonus and incentives shall be reviewed yearly by our Board of Directors and compensation committee with the goal of bringing Mr. Howard's salary in line with industry standards.

Employment Agreements

Mr. Cunningham's employment agreement will be amended to reflect his position change. The Board has approved the following compensation package for Mr. Cunningham, although other terms of his employment agreement have not yet been finalized. As President of International Sales, Mr. Cunningham will receive $10,000 per month during his one-year contract with AXM for this position. The Board has also approved a three-month severance package for Mr. Cunningham in the event he is terminated other than for cause. Additionally, Mr. Cunningham will receive 3% of net sales based upon a projected budget that he is to prepare and submit to the Board. Mr. Cunningham also has the opportunity to receive 5% of net sales if he retains any sales over the stated budget. At this time, no budget has been finalized.

EXECUTIVE COMPENSATION


                           Summary Compensation Table




                                                                   Long Term Compensation
                                                                 ----------------------------- -----------
                 ANNUAL COMPENSATION                               AWARDS                        Payouts
                                                                 ----------------------------- -----------
---------------------------------------------------------------- ----------------------------- -----------
 (a)                 (b)         (c)         (d)       (e)       (f)         (g)               (h)         (i)



                                                        Other                 Securities                    All
 Name                                                   Annual    Restricted  Under-                        Other
 And                                                    Compen-   Stock       lying            LTIP         Compen-
 Principal                                              sation    Award(s)    Options/         Payouts      sation
 Position             Year        Salary($)   Bonus($)     ($)      ($)       SARs (#)         ($)            ($)


---------------------------------------------------------------- ----------------------------- ----------- -----------

Peter W. Cunningham, 2004        $240,000       0          0      $208,335    400,000              0           0
President, CEO,      2003          50,000       0          0       208,335
President, CEO,      2002               0       0          0

Chet Howard          2004         120,000       0          0      $500,000          0              0           0
CFO,                 2003          40,000       0          0
                     2002               0       0          0



                         Option/SAR in Last Fiscal Year
                                Individual Grants

-----------------------------------------------------------------------------------------------------------------------------------


Name                        Number of      Percent of total    Exercise or    Market     Expiration    Potential     Alternative
                            Securities     options/SARs        base price     Price      date          realizable    to (f) and
                            Underlying     granted to           ($/Sh)        on date                  value at      (g): Grant
                            Options/SARs   employees in                       of                       assumed       date value
                            Granted (#)    fiscal year                        grant                    annual
                                                                                                       rates of
                                                                                                       stock
                                                                                                       price
                                                                                                       apprecia-
                                                                                                       tion for
                                                                                                       option
                                                                                                       term
                                                                                                       5% 10%
-----------------------------------------------------------------------------------------------------------------------------------
(a)                         (b)            (c)                 (d)                      (e)           (f) (g)       (f)

Peter W. Cunningham,        400,000        17.11%              $3.90          $4.14      4/29/14                    $1,560,000
President & CEO

Chet Howard,                0              0                   0              0          0            0    0        0
CFO

AGGREGATED OPTION/SAR EXERCISED AND FISCAL YEAR-END OPTION/SAR VALUE TABLE

           There were no options or SARs exercised during the last fiscal year by our executive officers.

LONG TERM INCENTIVE PLANS

         No Long Term Incentive awards were granted in the last fiscal year.


                 BENEFICIAL OWNERSHIP OF AXM PHARMA COMMON STOCK

Beneficial Owners of More Than 5% of Our Common Stock and Preferred Stock

         The following table sets forth, as of January 28, 2005, the names and addresses of each beneficial owner of more than five percent (5%) of our common stock and Preferred Stock (taken together as one class) known to us (other than as set forth under "Security Ownership of Directors and Executive Officers" below), the number of shares of common stock and Preferred Stock beneficially owned by each such person, and the percent of our common stock and Preferred Stock so owned. Each person has sole voting and investment power with respect to the shares of our common stock and Preferred Stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock and Preferred Stock, except as otherwise indicated.

                               Amount and Nature of Beneficial    Percentage
Name and Address               Ownership                          Of Voting of
                                                                  Securities (1)

Gryphon Master Fund, L.P.      1,974,330                          9.99%
500 Crescent Court
Suite 270
Dallas, Texas  75201


----------------

(1) All Percentages have been rounded up to the nearest one hundredth of one percent.



Security Ownership of Management

     The following table sets forth, as of January 28, 2005, the names and addresses of each director and executive officer, the number of shares of our common stock and Preferred Stock beneficially owned, and the percentage of our common stock and Preferred Stock so owned, by each such person. Each person has sole voting and investment power with respect to the shares of our common stock and Preferred Stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock and Preferred Stock, except as otherwise indicated.


                                      Amount and Nature of          Percentage
Name and Address                      Beneficial Ownership          Of Voting of Securities

Douglas C. MacLellan                  933,672 (1)                         4.72%
8324 Delgany Avenue
Playa Del Rey, California 90293

Peter W. Cunningham                   555,001 (2)                         2.81%
755 Promontory Point Drive West
Newport Beach, California 92660

Mark Elenowitz                        385,160 (3)                         1.95%
400 Professional Drive, Suite 310
Gaithersburg, MD 20879

Ms. Wang Wei Shi                      6,327,000 (4)                       32.01%
46 Wen An Road
Building 4, 5th Floor
Shenyang, Liaoning, The Peoples
Republic of China 110003

Mr. Mark Bluer                        100,000(5)                          0.51%
945 Magnolia Avenue, #77
Larkspur, CA 94939

Mr. Montgomery Simus                  75,000(6)                           0.38%
33 Haight Street, Apt. #8
San Francisco, CA 94111





Mr. Chet Howard                       100,000                             0.51%
11792 Lily Rubin Ave.
Las Vegas, NV 89138

Chaoying (Charles) Li                 210,000(7)                          1.06%
14/F, Building A, Huixium Plaza,
No.8 Beisihuan Zhong Road
Chaoyang District, Beijing 100101,
P.R. China

All directors and officers as a       8,685,833                           43.95%
group (8 persons)


---------------------
    (1) Includes 475,000 shares owned by Mr. MacLellan directly, 48,500 shares owned by The MacLellan Group, Inc., which is owned by Mr. MacLellan, and 16,953 shares owned by Broadband Access Market Space, Ltd., a company in which Mr. MacLellan owns 60% of the outstanding shares. Also includes 400,000 stock options granted to Mr. MacLellan on April 29, 2004, under the 2004 Qualified and Nonstatutory Stock Option Plan.

    (2) Includes 125,001 shares owned by Mr. Cunningham directly and 30,000 shares owned by Rabelaisian Resources, Plc., a company owned by Mr. Cunningham. Also includes 41,667 shares Mr. Cunningham is entitled to receive through his employment agreement with AXM Pharma. Mr. Cunningham is entitled to receive an additional 208,333 shares of our common stock over the next three years pursuant to his employment agreement, which provides that Mr. Cunningham is entitled to receive a stock grant of 250,000 shares of our common stock, which shall be issued and vest in equal installments every six months (41,667 per six month period) beginning in August 2003. Also includes 400,000 stock options granted to Mr. Cunningham on April 29, 2004, under the 2004 Qualified and Nonstatutory Stock Option Plan.

    (3) Includes (i) 201,160 shares indirectly owned by MHE, Inc. (a company owned 100% by Mark Elenowitz) as a result of its 40% ownership interest of TriPoint Capital Holdings, LLC, which owns 502,900 shares of common stock, and (ii) 24,000 shares owned by Investor Communications Company, LLC, a company which is owned by MHE, Inc. Also includes 160,000 stock options granted to Mr. Elenowitz on April 29, 2004, under the 2004 Qualified and Nonstatutory Stock Option Plan.

    (4) Includes 3,117,000 shares owned by Ms. Wang directly and 2,910,000 shares owned by members of her immediate family. Also includes 300,000 stock options granted to Ms. Wang on April 29, 2004, under the 2004 Qualified and Nonstatutory Stock Option Plan.

    (5) Includes the 40,000 stock options, at an exercise price of $5.70 per share, granted to Mr. Bluer on April 29, 2004, under the 2004 Qualified and Nonstatutory Stock Option Plan

    (6) Includes the 40,000 stock options granted to Mr. Simus on April 29, 2004, under the 2004 Qualified and Nonstatutory Stock Option Plan.

    (7) Includes the 100,000 stock options granted to Mr. Li on April 29, 2004, under the 2004 Qualified and Nonstatutory Stock Option Plan.

                              Principal Accountants

Representatives of Lopez, Blevins, Bork & Associates, PLLC, the Company's principal accountants, will be present at the meeting. They will be given the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions.

                   Changes and Disagreements with Accountants

Malone & Bailey, PLLC was dismissed as our independent auditors on August 13, 2004. Malone & Bailey's report dated March 11, 2004, except for Note 11, which is as of March 24, 2004 on the Company's consolidated balance sheet as of December 31, 2003, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the two years then ended, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

In connection with the audit of the Company's financial statements, and in the subsequent interim period, there were no disagreements with Malone & Bailey, PLLC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Malone & Bailey PLLC would have caused Malone & Bailey, PLLC to make reference to the matter in their report.

Malone & Bailey was replaced by Bateman & Co., Inc., on August 13, 2004 as the Company's principal accountant to audit our financial statements. The decision to change accountants was recommended by the Audit Committee of the Board of Directors of the Company and approved by the Board of Directors.

Bateman & Co. was dismissed on August 25, 2004. Bateman reviewed the Company's financial statements for the interim period ended June 30, 2004; however, Bateman did not audit or issue any report on the Company's financial statements. On that same day, we engaged Lopez, Blevins, Bork & Associates, LLP as the Company's principal independent accountant to audit the Company's financial statements for the fiscal year ended December 31, 2004. The auditing partner in charge of auditing the Company's financial statements remained the same, but he left Malone & Bailey and joined Bateman & Co. for brief period of time. Subsequently, he left Bateman & Co. to start Lopez, Blevins, which is now a registered public accounting firm. The decision to change accountants was recommended by the Audit Committee of the Board of Directors of the Company and approved by the Board of Directors.


                STOCKHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING

         Any stockholder who intends to present a proposal at the 2006 Annual Meeting of Stockholders must ensure that the proposal is received by the Corporate Secretary of AXM Pharma, Inc., 7251 West Lake Mead Blvd., Suite 300, Las Vegas, NV 89128:

    o Not later than December 30, 2005, if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934; or

    o   March 1, 2006.

                              Financial Information
                                       And
                       Documents Incorporated By Reference

In our filings with the SEC, information is sometimes "incorporated by reference." This means that we may disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information that is superceded or modified by information contained directly in this proxy statement or in any other subsequently filed document that is also incorporated by reference herein. This proxy statement incorporates by reference the information set forth below that the Company has previously filed with the SEC and that is being delivered to you along with this proxy statement.

The following information contained in our Annual Report on Form 10-KSB/A for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on September 1, 2004 (File No. 001-31886) and enclosed with this proxy statement is incorporated by reference herein:

        o Part II, Item 6. Management's Discussion and Analysis or Plan of Operation
        o   Part II, Item 7. Financial Statements and Supplementary Data
        o Part II, Item 8. Changes in and disagreements with accountants on accounting and financial disclosures

Our Quarterly Report on Form 10-QSB for the period ending September 30, 2004, as filed with the Securities and Exchange Commission on November 18, 2004 (File No. 001-31886) and enclosed with this proxy statement is incorporated by reference.

                                ADMISSION TICKET
                                AXM PHARMA, INC.
                      2005 SPECIAL MEETING OF STOCKHOLDERS
                             Tuesday, March 1, 2005
                        10:00 a.m. Mountain Standard Time

                      7251 West Lake Mead Blvd., Suite 300
                               Las Vegas, NV 89128

          THIS ADMISSION TICKET ADMITS ONLY THE NAMED STOCKHOLDER AND A
                                     GUEST.

NOTE: If you plan on attending the Special Meeting in person, please bring, in addition to this admission ticket, a proper form of identification. Video, still photography and recording devices are not permitted at the Special Meeting. For the safety of attendees, all handbags and briefcases are subject to inspection. Your cooperation is appreciated.

                                      PROXY

                                AXM Pharma, Inc.
                      7251 West Lake Mead Blvd., Suite 300
                               Las Vegas, NV 89128

                 Special Meeting of Shareholders - March 1, 2005

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Wang Wei Shi and Douglas MacLellan , and each of them, as proxies of the undersigned, each with full power to appoint his substitute, and hereby authorizes them to represent and to vote all the shares of stock of AXM Pharma, Inc. which the undersigned is entitled to vote, as specified on the reverse side of this card, at the special meeting of Shareholders of AXM Pharma, Inc. to be held at 7251 West Lake Mead Blvd., Suite 300, Las Vegas, NV 89128, on March 1, 2005, at 10:00 A.M., PST, and at any adjournment or postponement thereof.

When this proxy is properly executed, the shares to which this proxy relates will be voted as specified and, if no specification is made, will be voted for each proposal, and this proxy authorizes the above designated proxies to vote in their discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

If you wish to vote in accordance with the Board of Directors' recommendations, just sign below. You need not mark any boxes.


This proxy is solicited on behalf of the              Please mark    [X]
Board of Directors AXM Pharma, Inc. The Board         your votes as
of Directors unanimously recommends that you          indicated in
vote "FOR" the proposal.                              this example.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY BY USING THE ENCLOSED ENVELOPE.

1. To approve the 2005 Equity Incentive Plan.

FOR    AGAINST    ABSTAIN
[_]     [_]         [_]


2. To authorize the issuance of up to 6,500,000 shares below current market prices.

FOR    AGAINST    ABSTAIN
[_]     [_]         [_]

Please indicate if you intend to attend this meeting [_] YES    [_] NO

If address has changed, please check the box and indicate your new address
below        [_]

--------------------------------

--------------------------------

--------------------------------


Signature(s)                              Date:     , 2005


-------------------------------------

-------------------------------------

This proxy must be signed exactly as your name appears hereon. When shares are held by joint tenants, both should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of the duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized officer executing on behalf of the partnership.

                                AXM Pharma, Inc.
                           2005 EQUITY INCENTIVE PLAN


SECTION 1.   PURPOSE

The purposes of this AXM Pharma, Inc. 2005 Equity Incentive Plan (the "Plan") are to encourage selected employees, directors and consultants of AXM Pharma, Inc. (together with any successor thereto, the "Company") and its Affiliates (as defined below) to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of its shareholders, and to enhance the ability of the Company and its Affiliates to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.

SECTION 2.   DEFINITIONS

As used in the Plan, the following terms shall have the meanings set forth below:
           (a) "Affiliate" shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Board or the Committee.

           (b)  "Award"  shall  mean  any  Option,   Stock  Appreciation  Right,
           Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, or Other Stock-Based Award granted under the Plan.

           (c) "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award granted under the Plan.

           (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.
           (e) "Consultant" shall mean a consultant or adviser who provides bona fide services to the Company or an Affiliate as an independent contractor. Service as a consultant shall be considered employment for all purposes of the Plan, except for purposes of satisfying the requirements of Incentive Stock Options.

           (f) "Committee" shall mean a committee of not fewer than two members, each of whom is a member of the Board and all of whom are disinterested persons, as contemplated by Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act") and each of whom is an outside director for purposes of Section 162(m) of the Code, acting in accordance with the provisions of Section 3, designated by the Board to administer the Plan.

           (g) "Dividend Equivalent" shall mean any right granted under Section 6(e) of the Plan.

           (h) "Employee" shall mean any employee of the Company or of any Affiliate.

           (i) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other Securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Board or the Committee.

           (j)  "Incentive  Stock  Option"  shall mean an option  granted  under
           Section 6(a) of the Plan that is intended to meet the requirements of
           Section 422 of the Code, or any successor provision thereto.

           (k)  "Non-Qualified  Stock Option" shall mean an option granted under
           Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

           (l) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

           (m) "Other  Stock-Based  Award"  shall mean any right  granted  under
           Section 6(f) of the Plan.

           (n) "Participant" shall mean any person that renders bona fide services to the Company (including, without limitation, the following: a person employed by the Company or an Affiliate in a key capacity; an officer or director of the Company; a person engaged by the Company as a consultant; or a lawyer, law firm, accountant or accounting firm) who receives an Award under the Plan.

           (o) "Performance Award" shall mean any right granted under Section 6(d) of the Plan.

           (p) "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

           (q) "Predecessor Plans" shall mean the Company's 2004 Incentive and NonStatutory Stock Option Plan.

           (r) "Released Securities" shall mean shares of Restricted Stock as to which all restrictions imposed by the Board or the Committee have expired, lapsed, or been waived.

           (s) "Restricted Stock" shall mean any Share granted under Section 6(c) of the Plan.

           (t)  "Restricted  Stock  Unit"  shall  mean any right  granted  under
           Section 6(c) of the Plan that is denominated in Shares.

           (u) "Shares" shall mean the shares of common stock of the Company, $.001 par value, and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4(b) of the Plan.

           (v) "Stock  Appreciation  Right" shall mean any right  granted  under
           Section 6(b) of the Plan.

SECTION 3.   ADMINISTRATION

The Plan shall be administered by the Board; provided however, that the Board may delegate such administration to the Committee.

Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) determine the type or types of Awards to be granted to each Participant under the Plan; (b) determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards; (c) determine the terms and conditions of any award; (d) determine the time or times when each Award shall become exercisable and the duration of the exercise period; (e) determine whether, to what extent, and under what circumstances Awards may be settled in or exercised for cash, Shares, other securities, other Awards, or other property, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (f) determine whether, to what extent, and under what circumstances cash, shares, other securities, other Awards, other property, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Board or the Committee; (g) construe and interpret the Plan; (h) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions and inconsistencies in the Plan or any Award; (i) consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Award or amend the exercise date or dates; (j) determine the duration and purpose of leaves of absence which may be granted to Participants without constituting termination of their employment for the purpose of the Plan; and (k) make all other determinations necessary or advisable for the Plan's administration. The Board and the Committee's interpretation and construction of any provisions of the Plan or of any Award shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

In the case of any Award that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, once the Award is made, neither the Board nor Committee shall not have discretion to increase the amount of compensation payable under the Award that would otherwise be due upon attainment of the performance goal.

SECTION 4.   SHARES AVAILABLE FOR AWARDS
     (a) SHARES AVAILABLE. Subject to adjustment as provided in Section 4(b):

        (i) CALCULATION OF NUMBER OF SHARES AVAILABLE. The number of Shares available for granting Awards under the Plan shall be (A) 5,000,000, plus all Shares remaining available for issuance under the Predecessor Plans on the effective date of this Plan, plus (B) additional Shares as follows: As of January 1 of each year, commencing with the year 2006 and ending with the year 2008, the aggregate number of Shares available for granting

                Awards under the Plan shall automatically increase by a number of Shares equal to the lesser of (x) 5% of the total number of Shares then outstanding or (y) 1,000,000 subject to adjustment as provided in Section 4(b). Further, if, after the effective date of the Plan, any Shares covered by an Award granted under the Plan or by an award granted under a Predecessor Plan, or to which such an Award or award relates, are forfeited, or if an Award or award otherwise terminates without the delivery of Shares or of other consideration, then the Shares covered by such Award or award, or to which such Award or award relates, or the number of Shares otherwise counted against the aggregate number of Shares available under the Plan with respect to such Award or award, to the extent of any such forfeiture or termination, shall again be, or shall become, available for granting Awards under the Plan. Notwithstanding the foregoing, the maximum number of Shares with respect to which Incentive Stock Options may be granted in any year shall be 5,000,000.

        (ii)    ACCOUNTING FOR AWARDS. For purposes of this Section 4,

                  (A) if an Award (other than a Dividend Equivalent) is denominated in Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan; and

                  (B) Dividend Equivalents and Awards not denominated in Shares shall not be counted against the aggregate number of Shares available for granting Awards under the Plan.


        (iii) SOURCES OF SHARES DELIVERABLE UNDER AWARDS. Any shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of Treasury Shares.

      (b) ADJUSTMENTS. In the event that the Board or the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, purchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Board or the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board or the Committee shall, in such manner as it may deem equitable, adjust any or all of
            (i) the number and type of Shares (or other securities or property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, (iii) the number and type of Shares (or other securities or property) specified as the annual per-participant limitation under Section 6(g)(vi), and (iv) the grant, purchase, or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate
            Section 422(b)(1) of the Code or any successor provision thereto; and provided, further, however, that the number of Shares subject to any award denominated in Shares shall always be a whole number.

SECTION 5.   ELIGIBILITY

Any Employee, Director or Consultant shall be eligible to receive Awards under the Plan. Any Awards granted to members of the Committee shall be approved by the Board of Directors of the Company.

SECTION 6.   AWARDS
     (a) OPTIONS. The Board and the Committee are hereby authorized to grant Options with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Board or the Committee shall determine:

           (i) EXERCISE PRICE. The exercise price per Share of each Option shall be determined by the Board or the Committee; provided, however, that such exercise price per Share under any Incentive Stock Option shall not be less than 100% (110% in the case of a "10-percent shareholder as such term is used in Section 422(c)(5) of the Code) of the Fair Market Value of a Share on the date of grant of such Incentive Stock Option.

           (ii) OPTION TERM. The term of each Option shall be fixed by the Board or the Committee, provided that no Incentive Stock Option shall have a term greater than 10 years (5 years in the case of a "10-percent shareholder) as such term is used in Section 422(c)(5) of the Code).

           (iii) TIME AND METHOD OF EXERCISE. The Board or the Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

           (iv) INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.

      (b) STOCK APPRECIATION RIGHTS. The Board and the Committee are hereby authorized to grant Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (1) the Fair Market Value of one Share on the date of exercise or, if the Board or the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before or after the date of exercise over
            (2) the grant price of the right as specified by the Board or the Committee. Subject to the terms of the Plan, the grant price, term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Board or the Committee. The Board and the Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

     (c) RESTRICTED STOCK AND RESTRICTED STOCK UNITS.

           (i)          ISSUANCE.   The  Board  and  the  Committee  are  hereby
                        authorized to grant Awards of Restricted Stock and Restricted Stock Units.

           (ii) RESTRICTIONS. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Board or the Committee may impose (including, without limitation, any limitation on the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Board or the Committee may deem appropriate.

           (iii) REGISTRATION. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Board or the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of restricted Stock granted under the Plan, such certificate  shall  be  registered  in the  name  of the
                        Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

           (iv) FORFEITURE. Except as otherwise determined by the Board or the Committee, upon termination of employment (as determined under criteria established by the Board or the Committee) for any reason during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units still, in either case, subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Board or the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units. Unrestricted Shares, evidenced in such manner as the Board or the Committee shall deem appropriate, shall be delivered to the Participant promptly after such Restricted Stock shall become Released Securities.

     (d) PERFORMANCE AWARDS. The Board and the Committee are hereby authorized to grant Performance Awards. Subject to the terms of the Plan, a Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards, or other property and (ii) shall confer on the holder thereof rights valued as determined by the Board or the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such performance periods as the Board or the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Board or the Committee. The goals established by the Board or the Committee shall be based on any one, or combination of, earnings per share, return on equity, return on assets, total shareholder return, net operating income, cash flow, revenue, economic value added, increase in Share price or cash flow return on investment, or any other measure the Board or the Committee deems appropriate. Partial achievement of the goal(s) may result in a payment or vesting corresponding to the degree of achievement.

     (e) DIVIDEND EQUIVALENTS. The Board and the Committee are hereby authorized to grant Awards under which the holders thereof shall be entitled to receive payments equivalent to dividends or interest with respect to a number of Shares determined by the Board or the Committee, and the Board and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Subject to the terms of the Plan, such Awards may have such terms and conditions as the Board or the Committee shall determine.

     (f) OTHER STOCK-BASED AWARDS. The Board and the Committee are hereby authorized to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Board or the Committee to be consistent with the purposes of the Plan, provided, however, that such grants must comply with applicable law. Subject to the terms of the Plan, the Board or the Committee shall determine the terms and conditions of such Awards.

     (g)  GENERAL.

           (i) NO CASH CONSIDERATION FOR AWARDS. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

           (ii) AWARDS MAY BE GRANTED SEPARATELY OR TOGETHER. Awards may, in the discretion of the Board or the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate, may be granted either at the same time or at a different time from the grant of such other Awards or awards.

           (iii) FORMS OF PAYMENT UNDER AWARDS. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise, or payment of an Award may be made in such form or forms as the Board or the Committee shall determine, including, without limitation, cash,
                        Shares, other securities other Awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Board or the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments.

           (iv) LIMITS ON TRANSFER OF AWARDS. Unless otherwise permitted by the Board or Committee, no Award (other than Released Securities), and no right under any such Award, shall be assignable, alienable, saleable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Board or the Committee, a Participant may, in the manner established by the Board or the Committee, (a) designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any property distributable, with respect to any Award upon the death of the Participant or (b) transfer any Award other than an Incentive Stock Option for bona fide estate planning purposes. Each Award, and each right under any Award, shall be exercisable, during the Participant's lifetime, only by the Participant, a permitted transferee or, if permissible under applicable law, by the Participant's guardian or legal representative. No Award (other than Released Securities), and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate, unless otherwise permitted and approved by the Board or Committee.

           (v) TERM OF AWARDS. The term of each Award shall be for such period as may be determined by the Board or the Committee; provided, however, that in no event shall the term of any Incentive Stock Option exceed a period of ten years from the date of its grant.

           (vi) PER-PERSON LIMITATION ON AWARDS. The number of Shares with respect to which Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and other Awards may be granted under the Plan to an individual Participant in any one fiscal year of the Company shall not exceed 3,000,000 Shares, subject to adjustment as provided in Section 4(b). The maximum fair market value of payments to an individual Participant under Performance Awards in any one fiscal year of the Company shall not exceed $10,000,000.

           (vii) SHARE CERTIFICATES. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Board or the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable federal or state securities laws, and the Board or the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

SECTION 7.   AMENDMENT AND TERMINATION

Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:
     (a) AMENDMENTS TO THE PLAN. The Board of Directors of the Company may amend, alter, suspend, discontinue, or terminate the Plan, including, without limitation, any amendment, alteration, suspension, discontinuation, or termination that would impair the rights of any Participant, or any other holder or beneficiary of any Award theretofore granted, without the consent of any share owner, Participant, other holder or beneficiary of an Award, or other Person.

     (b) AMENDMENTS TO AWARDS. The Board and the Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue, or terminate, any Awards theretofore granted, prospectively or retroactively, without the consent of any Participant, other holder or beneficiary of an Award.

     (c) ADJUSTMENTS OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. Except as provided in the following sentence, the Board and the Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Board or the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Plan. In the case of any Award that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, neither the Board nor the Committee shall have authority to adjust the Award in any manner that would cause the Award to fail to meet the requirements of Section 162(m).

     (d) CORRECTION OF DEFECTS, OMISSIONS, AND INCONSISTENCIES. The Board and the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION 8.   GENERAL PROVISIONS

     (a) NO RIGHTS TO AWARDS. No Employee, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Directors, Consultants, other holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient.

     (b) DELEGATION. The Board and the Committee may delegate to one or more officers or managers of the Company or any Affiliate, or a committee of such officers or managers, the authority, subject to such terms and limitations as the Board or Committee shall determine, to grant Awards to, or to cancel, modify, waive rights with respect to, alter, discontinue, suspend, or terminate Awards held by Employees, Consultants, or other holders or beneficiaries of Awards under the Plan who are not officers or directors of the Company for purposes of
          Section 16 of the Securities Exchange Act of 1934, as amended, and who also are not "covered employees" for purposes of Section 162(m) of the Code.

     (c) WITHHOLDING. The Company or any Affiliate shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan the amount (in cash, Shares, other securities, other Awards, or other property) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under the Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy all obligations for the payment of such taxes.

     (d) NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

     (e) NO RIGHT TO EMPLOYMENT. The grant of an Award shall not be construed as giving a Participant the right to remain an employee, director or consultant of the Company or any Affiliate. Further, the Company or an Affiliate may at any time terminate the service of any employee, director or consultant, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

     (f) GOVERNING LAW. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Nevada and applicable federal law.

     (g) SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Board or the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Board or the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

     (h) NO TRUST OR FUND CREATED. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

     (i) NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Board and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Share, or whether such fractional Shares of any rights thereto shall be canceled, terminated, or otherwise eliminated.

     (j) HEADINGS. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.


SECTION 9.   EFFECTIVE DATE OF THE PLAN

Subject to the approval of the shareholders of the Company, the Plan shall be effective March 1, 2005 (the "Effective Date"); provided, however, that to the extent that Awards are granted under the Plan before its approval by shareholders, the Awards will be contingent on approval of the Plan by the shareholders of the Company at an annual meeting, special meeting, or by written consent.

SECTION 10.  TERM OF THE PLAN

No Award shall be granted under the Plan more than 10 years after the Effective Date. However, unless otherwise expressly provided in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Board and the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond such date.

SECTION 11.  TERMINATION OF PREDECESSOR PLANS

Upon the Effective Date, the Predecessor Plans shall terminate and no further awards or grants may be made under such Predecessor Plans.





The foregoing 2005 Equity Incentive Plan was duly adopted and approved by the Board of Directors on _______________ and approved by the shareholders of the Corporation effective ______________.


AXM Pharma, Inc.



By:______________________________
         Secretary

                    CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS

                                   FORM 10-KSB/A

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


  Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                   For the Fiscal Year Ended December 31, 2003

                                AXM Pharma, Inc.
             (Exact name of registrant as specified in its charter)

             Nevada                                             20-0745214
(State or other jurisdiction    (Commission File Number)    (IRS Employer
 of incorporation)                                           Identification No.)
                            US Representative Office
                      3960 Howard Hughes Parkway, Suite 500
                               Las Vegas, NV 89109
               (Address of principal executive offices (zip code))

                                 (702) 990-3659
                                 (702) 990-3501
              (Registrant's telephone number, including area code)

                               PETER W. CUNNINGHAM
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                      7251 WEST LAKE MEAD BLVD., SUITE 300,
                               LAS VEGAS, NV 89128
                                 (702) 562-4155
            (Name, address and telephone number of agent for service)


Securities registered pursuant to Section 12(b) of the Act: common stock, $.001 par value
Securities registered pursuant to Section 12(g) of the Act: common stock, $.001 par value

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Act of 1934 during the past 12 months and (2) has been subject to such filing requirement for the past 90 days.
YES     X     NO
       ----      ----

Aggregate market value of the voting stock held by non-affiliates of the registrant as of March 25, 2004: $57,832,464

PART I.

This amendment is being filed to disclose our change in auditors so that the disclosure herein conforms with the information provided on our Form 8-K filed on August 28, 2004.


ITEM 1.  DESCRIPTION OF BUSINESS

         AXM Pharma, Inc., a Nevada corporation, is a pharmaceutical company based in The People's Republic of China. We are a publicly listed company listed under the symbol "AXJ." Our business is the sale of over-the-counter and prescription pharmaceutical products in The People's Republic of China. Our business in The People's Republic of China is conducted by Shenyang Tianwei Werke Pharmaceuticals Co., Ltd., a Chinese corporation located in the city of Shenyang in the Northeastern portion of the People's Republic of China, which is 100% owned by our wholly-owned subsidiary, Werke Pharmaceuticals, Inc. Our products are currently produced by third-party manufacturers and sold through third-party distributors. Shenyang Tianwei Werke Pharmaceuticals currently holds 43 licenses to produce over-the-counter and prescription pharmaceutical products in The Peoples Republic of China. Of these 43 licenses, we have, to date, commercialized four of these licenses from which we produce five products. In the future we plan to expand our business by commercializing additional licenses held by Shenyang Tianwei Werke Pharmaceuticals; acquiring additional product licenses; and by moving the manufacturing and distribution of our products in-house.

         Werke Pharmaceuticals was organized on November 29, 2000, in order to enter the Chinese Pharmaeutical Industry. Werke had the capability to organize and expand an existing China-based Pharmaceutical company, as the Chinese industry accelerated the process of privatization of State Owned Pharmaceutical Companies. Toward that end, on January 26, 2001, Werke Pharmaceuticals entered into an equity joint venture with Shenyang Tianwei Pharmaceutical Factory, Ltd., a Chinese company that manufactured and marketed pharmaceuticals in The Peoples Republic of China, which contributed its assets and operations to the joint venture. The equity joint venture was organized under the name Shenyang Tianwei Werke Pharmaceuticals Co., Ltd. The shareholders of Shenyang Tianwei Pharmaceutical Factory later converted their interest in the equity joint venture into shares of Werke Pharmaceuticals in anticipation of Werke
Pharmaceuticals' reverse acquisition of Wickliffe International Corporation. Upon the conversion of the interest of the shareholders of Shenyang Tianwei Pharmaceutical Factory into shares of Werke Pharmaceuticals, the joint venture was granted permission and rights to become a Wholly Foreign Owned Enterprise. As a result of the change of status of Shenyang Tiawei Werke Pharmaceutical Factory from an equity joint venture to a Wholly Foreign Owned Enterprise, Shenyang Tianwei Werke Pharmaceuticals became the wholly owned operating subsidiary of Werke. Immediately prior to its reverse acquisition of Wickliffe International, Werke's sole business was conducted through its wholly owned subsidiary Shenyang Tianwei Werke Pharmaceuticals. Wickliffe International had no operations immediately prior to its business combination with Werke. Following the reverse acquisition of Wickliffe International, Wickliffe International became the parent of Werke Pharmaceuticals and Shenyang Tianwei Werke Pharmaceuticals. Also following the reverse acquisition Wickliffe International Corporation changed its name to Axiom Pharmaceuticals, Inc., and subsequently to AXM Pharma, Inc.

         Our subsidiary, Shenyang Werke Pharmaceutical Factory, is classified under Chinese Company Law as a Wholly Foreign Owned Enterprise. Wholly Foreign Owned Enterprises have recently become the investment vehicle of choice for foreign investors who wish to manufacture, process, or assemble products in
China. Wholly Foreign Owned Enterprises are limited liability companies established under Chinese Company Law, which are owned exclusively by one or more foreign investors and thus offer controls over the company's management, technology, and finances that the typical foreign investor requires. From a foreign investors' point of view, the advantages of establishing a Wholly

Foreign Owned Enterprise include:

     o Independence and freedom to implement the worldwide strategies of its parent company without having to consider the involvement of a Chinese partner;

     o Ability to carry on business rather than just a representative office function;

     o Ability to issue invoices to their customers in Renminbi (Chinese Currency) and receive Renminbi revenues;

     o Ability to convert Renminbi profits to US dollars for remittance to their parent company outside China;

     o    Ability to employ staff directly within China;

     o    Protection of intellectual know-how technology;

     o    Greater   efficiency  in  its   operations,   management   and  future
          development; and

     o    No requirement to share profits with another party.

         In summary, the key differences between a Wholly Foreign Owned Enterprise and an equity or cooperative joint venture are that the joint venture business structure requires profit sharing between the stake holders, significant involvement in operational and business matters by the Chinese stake holders, indirect representation in business matters and much less effective and efficient cooperation between the stake holders. Typically, the foreign party to a Chinese joint venture experiences significantly less control over the business structure than if the foreign party forms a Wholly Foreign Owned Enterprise or converts an existing joint venture into a Wholly Foreign Owned Enterprise.

         There may of course be disadvantages to operating as a Wholly Foreign Owned Enterprise. For example, should we become subject to liabilities that arise from our operations in The Peoples Republic of China, we would be wholly responsible for such liabilities. In a joint venture, the foreign investor would only be liable for that portion of the liability, which corresponds to its ownership in the joint venture. Also, as a result of our wholly foreign ownership, we may receive less favorable treatment from governmental agencies in The Peoples Republic of China and other Chinese companies than we would receive if we had a Chinese Partner. To date we have not experienced any such disadvantages in operating our business as a Wholly Foreign Owned Enterprise.

         Despite the possible disadvantages to operating as a Wholly Foreign Owned Enterprise, we feel that the advantages outweigh the disadvantages. With regard to AXM Pharma, the advantage of being able to own 100% of our Chinese operating subsidiary is particularly important because of our status as a U.S. public company. We believe that newly formed businesses will also see the advantages to operating as a Wholly Foreign Owned Enterprise and that most such businesses will, if permitted by the Chinese government, choose the use of the Wholly Foreign Owned Enterprise structure over the joint venture structure. It is also anticipated that many existing joint ventures are likely to migrate their corporate structures to Wholly Foreign Owned Enterprises over the next five years.

         Shenyang Tianwei Werke Pharmaceuticals is located in the City of Shenyang, which is in the Province of Liaoning in the Northeastern section of The Peoples Republic of China. Shenyang Tianwei Werke Pharmaceuticals and its predecessor company, Shenyang Tianwei Pharmaceutical Factory, Ltd. have an operating history of approximately 10 years. Shenyang Tianwei Werke Pharmaceuticals historically has been a manufacturer and distributor of proprietary and generic pharmaceutical products, which include injectables, capsules, tablets, liquids and medicated skin products for export and domestic

Chinese sales. The products produced by Shenyang Tianwei Werke Pharmaceuticals in the past three years have focused on relief of selective symptoms of upper respiratory infection, skin irritation and rash, and infectious disease. We currently own 43 product permits, of which only four permits are currently commercialized. Shenyang Tianwei Werke Pharmaceuticals's Shenyang plant was decommissioned in 2002 due to the significant growth of the population of Shenyang that caused the surrounding area to change from a city-edge industrial area to a city-center, non-industrial urban residential neighborhood. As part of a broad-based corporate development strategy, the Shenyang plant is anticipated to be contributed to a city sponsored commercial/residential real estate development. However, since we did not own the land upon which the old factory was located, we do not anticipate receiving any material reimbursement for our contribution of the plant. Furthermore, the compensation we may receive, if any, is not expected to have a material affect on our results of operations or financial condition. Shenyang Tianwei Werke Pharmaceuticals currently utilizes a third-party original equipment manufacturing pharmaceutical plant to produce all of its products and distributes its products only through third-party distributors. AXM Pharma has a marketing field force of 22 persons.

         We are utilizing a portion of the net proceeds from recent private financings in order to build a modern production and distribution facility, which we plan to qualify under United States Good Manufacturing Practice regulations. The site of our new plant is located in a special economic zone located several kilometers from the old plant. We have engaged Liaoning Pharmaceutical Design & Engineering Company as our design company. Liaoning Pharmaceutical Design & Engineering Company has provided us with the following estimates in its report to us titled the " Basis for Design":

          o    Construction  and installation of equipment:  December  2003-July
               2004
          o    Trial batch production: August 2004-September 2004
          o Chinese Good Manufacturing Practices licensing: October 2004-November 2004
          o US Food and Drug and Administration inspection and certification: to be scheduled

         Prior to closing the old plant, we had approximately 320 employees. By utilizing third-party original equipment manufacturing relationships, our head count has dropped to approximately 35 employees. We anticipate that when the new facility is certified and becomes operational our total headcount will likely approach the former number of employees and selected third-party original equipment manufacturing production will be discontinued.

         Shenyang Tianwei Werke Pharmaceuticals has chosen to locate its new production facility in the Shenyang Hunnan National New & High-Tech Industrial Development District, an economic district located at the southern part of the city of Shenyang with a total area of approximately 120 square kilometers. The development and construction of the High-Tech Industrial Development District is a major step for Shenyang's economic and social development. We expect to complete the construction and governmental approval process for the new facility by the fourth quarter of fiscal 2004. We believe construction of the new facility will provide us with the ability to meet current demand within The Peoples Republic of China and with the flexibility to add production capacity to meet future product requirements both within The Peoples Republic of China and for potential export markets. We believe construction of the new facility will provide significant operational and financial benefits as a result of our ability to implement operational effectiveness as well as offer greater control over quality assurance and production scheduling and capacity.

         The new Shenyang facility is designed to meet stringent U.S. Good Manufacturing Practice protocols. By meeting such protocols, we believe we will be in a position to expand our marketing and sales activities to include exports to neighboring Asia-Pacific countries, as well as North America, Europe and Africa. In addition, we believe we will be better positioned to actively seek and engage foreign ethical and over-the-counter drug manufacturers that are searching for high-quality, low-cost manufacturing capabilities for their high demand medications.

         The High-Tech Industrial Development District was established in May of 1988 to accelerate the development and industrialization of high-tech industries in the North-Eastern portion of the Peoples Republic of China. After thirteen years of development, it has successfully attracted various high-tech industries, including: biotechnology, pharmaceuticals, software, digital technology, robots, nano-materials and a distribution center for IT products. Currently, over 480 foreign enterprises including General Motors, Toshiba and LG have set up offices or manufacturing facilities in the High-Tech Industrial Development District.

         In order to create unique incentives for companies to locate in the High-Tech Industrial Development District, favorable corporate income rates have been established. The income tax rate for those companies that have chosen to locate in the High-Tech Industrial Development District will be levied at 15 percent annually. Newly founded high-tech enterprises, including Shenyang Tianwei Werke Pharmaceuticals, will enjoy exemption from income tax for 2 years from the first year of operation.

GROWTH STRATEGY

         We believe we have a low risk corporate development strategy in that we intend to organically grow our operational revenue using currently profitable products commercializing products for which permits are issued. Our strategy includes a focus on branding and marketing. We plan to attract unique molecules from large pharmaceutical and drug discovery companies through license agreements. We will continue to sell in the Peoples Republic of China. The addition of revenues through international sales of our products and/or acquisitions will only be considered if they are deemed to enhance our revenue and profitability. Utilizing our low risk growth strategy, however, we believe that we can become a leading China-based, current Good Manufacturing Practice-qualified pharmaceutical manufacturer and distributor, with certification from the U.S. Food and Drug Administration and the Chinese State Food and Drug Administration. To reach our goals, we intend to implement the following strategy:

CONSTRUCTION OF US GOOD MANUFACTURING PRACTICE-QUALIFIED MANUFACTURING FACILITY

         We began construction in January 2004 of a new U.S. Good Manufacturing Practice-qualified pharmaceutical manufacturing facility in the special economic zone in Shenyang. The Good Manufacturing Practice Regulations are promulgated by the United States Food and Drug Administration under the authority of the Federal Food, Drug and Cosmetic Act. These regulations, which have the force of law, require that manufacturers, processors and packagers of drugs, medical devices, some foods, and blood take proactive steps to ensure their products are safe, pure and effective. Good Manufacturing Practices regulations require a quality approach to manufacturing, enabling companies to minimize or eliminate instances of contamination, mix-ups and errors. Failure of firms to comply with Good Manufacturing Practices regulations can result in serious penalties, including recall, seizure, fine and imprisonment. We expect to complete the construction and governmental approval process by the fourth quarter of fiscal 2004. We believe construction of the new plant will provide us with the ability to meet current demand within The Peoples Republic of China and with the flexibility to add production capacity to meet future product requirements both within The Peoples Republic of China and for potential export markets. We believe construction of the new plant will provide significant operational and financial benefits as a result of our ability to implement operational effectiveness as well as offer greater control over quality assurance and production scheduling and capacity.

         The new Shenyang facility has been designed to meet stringent U.S. Good Manufacturing Practice protocols. By meeting such protocols, we believe we will be in a position to expand our marketing and sales activities to include exports to neighboring Asia-Pacific countries, as well as North America, Europe and Africa. In addition, we believe we will be better positioned to actively seek and engage foreign ethical and over-the-counter drug manufacturers that are searching for high-quality, low-cost manufacturing capabilities for their high demand medications.

PRODUCT RANGE EXPANSION

         Upon completion of our new manufacturing facility, we intend to expand our existing product line by exploiting our existing base of licensed products, internal research and development of new formulas, as well as acquiring new ethical and over-the-counter pharmaceutical products licensed from drug manufacturers based in North America, Europe and Japan. Initially, selection of new products will be determined by criteria such as: (a) molecules that can achieve a unique or competitive positioning in the market relative to the competition in selected therapeutic categories, (b) the size of the market, (c) the price premium available based on the government's pricing mechanism in force at the time and the projected profit margins, and (d) The opportunity available at the time to market the products and have the product purchased through channels other than government hospital tender purchasing. Our objective will be to maximize return on investment and still benefit from proposed collaborative partners. We believe cancer, respiratory disease, diabetes, cardiovascular and infectious diseases represent significant therapeutic opportunities. In addition, we intend to focus on products developed from original molecules that work in unique ways compared to the competition, that have large potential markets and can be further differentiated through effective branding strategies. This strategy should greatly limit the number of potential competitors and help us maintain higher profit margins. We anticipate attempting to develop a portfolio of molecules and brands in selected therapeutic categories and introduce new products each year, that have significant intellectual property protection. Toward this end, in January 2004, we entered into a licensing agreement to manufacture, market and sell certain vitamin and vitamin supplements in The Peoples Republic of China under the Sunkist brand name and trademark. The agreement grants AXM Pharma exclusive rights in The Peoples Republic of China, excluding Macao and Hong Kong, for use of the Sunkist brand name for AXM Pharma's range of vitamin and vitamin supplements (excluding vitamin-fortified confections). The agreement also grants AXM Pharma a right of first refusal for any territory in the rest of Asia where Sunkist does not currently license the product categories covered by their agreement with AXM Pharma. Under the terms of the agreement, we are required to achieve certain sales targets each year, for each category of product licensed under the agreement. If we fail to achieve the agreed upon sales targets for any two consecutive years, the agreement may be terminated with regard to such product category by Sunkist in its discretion.

EXPAND MARKETING AND SALES

As we build and commission a factory achieving current Good Manufacturing Practice standards, we intend to expand our marketing and sales capabilities, first in The Peoples Republic of China, then internationally. We anticipate that initially we will seek to expand our current domestic distribution capabilities beyond the regions in which we currently sell. To achieve this goal, we expect to expand the current successful in-house marketing and sales capacity, as well as to engage additional domestic third-party distributors to penetrate new markets. We are also developing more extensive educational programs for hospitals, doctors, clinics and distributors with respect to our product lines. We expect these educational programs to significantly improve the sell through and promotion of our products.

PRODUCTS

LICENSING AND INTELLECTUAL PROPERTY

         The State Food and Drug Administration of the Government of The Peoples Republic of China issues the licenses and permits for permission to market and manufacture pharmaceutical products in The Peoples Republic of China. Generally, licenses and permits issued by the State Food and Drug Administration are revocable by the State Food and Drug Administration at any time, with or without cause. Shenyang Tianwei Werke Pharmaceuticals has been granted 43 product licenses and permits, of which only four licenses currently are commercialized. Shenyang Tianwei Werke Pharmaceuticals will likely undertake a selection process to decide which of its remaining licenses, if any, will be commercialized, and to determine the timeframe for such commercialization over the next 10 years. Shenyang Tianwei Werke Pharmaceuticals operates in both the over-the-counter and the prescription pharmaceutical product market segments. None of our registered products are currently patented nor do we have any patents pending before the government of The Peoples Republic of China or any other government.

CURRENT PRODUCT LINE

         The five compounds we currently manufacture are listed below. Note of the five compounds listed, four are commercialized; Lifupeng is available upon request from government hospitals only, as a service item.

         Asarone, which is manufactured in tablet form, is indicated for bronchial infection and bronchial constriction (symptoms of upper respiratory infection).

         Weifukang is an antiseptic cream for cleansing acne and for relieving the symptoms of eczema, psoriasis and other skin irritations, such as contact dermatitis.

         Cefalexine, Cefalexine is a broad-spectrum antibiotic. It has high sensitivity to staphylococcus, streptococcus, pneumococcus, gonococcus, diplococcus meningitis and others. Cephalexine is approved for and registered for the treatment of respiratory infections; genitourinary tract infections; skin and soft tissue infections; abdominal (gastric) infections; and oral infections.

         Norfloxacin  is  a  medium   spectrum   antibiotic  that  is  primarily
positioned for gastric and urinary infection.

         Lifupeng, Rifampicin is used for treatment of tuberculosis.

We currently manufacture five products, which include:

                                   REGISTRATION STATUS    DISTRIBUTION CHANNEL
     PRODUCT                       (RX OR OTC)            SALES (%RX, % OTC)
     -------                       -------------------    ------------------

     Cafalexin, an antibiotic      Rx                     100%Rx

     Weifukang skin cream          OTC                    100% OTC

     Norfloxacin, an antibiotic    Rx                     100% Rx

     Lifupeng (Rifampacin) for     Rx                     100% Rx
     Tuberculosis

     Asarone alpha (tablets)       OTC/Rx                 33% OTC/67%Rx

TOTAL PERMITTED AND LICENSED PRODUCTS

         The following table lists all of the compounds for which Shenyang Tianwei Werke Pharmaceuticals has permits to manufacture and market. We currently only produce and market the five products listed above. To date we have not commercialized any of the other compounds listed below because our strategy is to focus on branding and brand development prior to introducing new product lines. At present our focus is on establishing and expanding sales of the brands which we have already launched. However, we plan to introduce two new products in 2004 and two additional products in each subsequent year. We have not yet determined which products we will introduce in 2004. The State Food and Drug Administration has recently ordered pharmaceutical companies in The Peoples Republic of China to stop producing two of the 43 products listed below, Meleumcyin Tablets and Arsoer Tabellae for Common Cold. As a result, the State Food and Drug Administration will not renew these licenses in the future. However, we do not feel that this will have an adverse effect on our business since we are not currently commercializing these two products.


  Name
  ----
  ------------------------------------
  Tabellae Asarone
  ------------------------------------
  Compoint Sulfamethoxazole
  ------------------------------------
  Tabellae Amidopyririni Et Caffeini
  ------------------------------------
  Pharacetamol
  ------------------------------------
  Amidopyrini Et Paracetamoli
  Compositae
  ------------------------------------
  Metamizole Sodium
  ------------------------------------
  Tabellae Acidi Acetysalicylici
  Compositae
  ------------------------------------
  Erythromycin
  ------------------------------------
  Erthromycin Ethylsuccinate
  ------------------------------------
  Acetylspiramycini
  ------------------------------------
  Inosini
  ------------------------------------
  Chloramphenicol
  ------------------------------------
  Berberine Hydrochloride
  ------------------------------------
  Fenofibrate
  ------------------------------------
  Meleumycin
  ------------------------------------
  Tabellae Natril Bicarbonatis Cum
  Rheo Et Gentiana
  ------------------------------------
  Tabellae Acetamidopyrrolidoni
  ------------------------------------
  Vitamin C
  ------------------------------------
  Cyproheptadine Hydrochloride
  ------------------------------------
  Arsoer Tabellae for Common Cold
  ------------------------------------
  Atenolol
  ------------------------------------
  Lid Tabellae for Stomach-Regulating
  ------------------------------------
  Glucosum Pro Orale
  ------------------------------------
  Norfloxacin
  ------------------------------------
  Norflaxacin
  ------------------------------------
  Ke Kuai Hao for treating Cough
  ------------------------------------
  Fu Pai Shuan
  ------------------------------------
  Nifedipine
  ------------------------------------
  Tolperisoni Hydrochloridi
  ------------------------------------

  Name
  ----
  ------------------------------------
  Cefalexini Compositum
  ------------------------------------
  Rifampicin
  ------------------------------------
  Indometacin
  ------------------------------------
  Acetamidopyrrolidoni
  ------------------------------------
  Pipemidic Acid
  ------------------------------------
  Paracetamoli Compositae
  ------------------------------------
  Capsules for Removing Erethism
  ------------------------------------
  Albendazol
  ------------------------------------
  Xiaoling for Common Cold
  ------------------------------------
  Weifukang Cream
  ------------------------------------
  Weifukang Cream
  ------------------------------------
  Anti-Chap Skin Cream
  ------------------------------------
  Unguentum Griseofulrini Compositum
  ------------------------------------
  Unguentum Methylis Salicylatis
  Compositum
  ------------------------------------
  Compound Zinc Undecylenate,
  Ointment
  ------------------------------------
  Cremor Crotamitoni
  ------------------------------------
  Clycerol
  ------------------------------------

         Qiqihaer Pharmaceutical Factory 2 of Heilong Group, which is located in the City of Qiqihaer, Heilonjiang Province, manufactures the following products pursuant to an original equipment manufacturing agreement. These products constitute all of the products sold by AXM Pharma at this time.

          o    Asarone Tablets
          o    Cefalexin Capsules
          o    Norfloxacin Capsules
          o    Weifukang Antiseptic Cream
          o    Lifupeng Granules

         Our agreement with Qiqihaer Pharmaceutical Factory 2, which we entered into in September 2002, requires Qiqihaer Pharmaceutical Factory 2 to manufacture those products that we designate. Under the agreement, Qiqihaer Pharmaceutical Factory 2 must manufacture our products based on quality control variables and timetables supplied by us. We are obligated to pay Qiqihaer
Pharmaceutical Factory 2 when the manufacturing process is complete. Qiqihaer Pharmaceutical Factory 2 is prohibited from selling any of our products. Qiqihaer Pharmaceutical Factory 2 is a medium-sized pharmaceutical factory with approximately 600 employees and over 34 years of operating history. It manufactures injectables, tablets, capsules and other pharmaceutical products for itself and unaffiliated third parties. In 2000, Qiqihaer Pharmaceutical Factory 2 received a Certificate of Good Manufacturing Practices for Human Drugs from the State Food and Drug Administration. The certification remains valid until 2008. Our agreement with Qiqihaer Pharmaceutical Factory 2 expires in September 2004. We anticipate that most of the products that are currently manufactured for us by Qiqihaer Pharmaceutical Factory 2 will be manufactured in our new factory in Shenyang, which is currently under construction. We have, however, begun discussions with other third-party manufacturers whom we may employ if our new facility is not complete prior to the expiration of our agreement with Qiqihaer Pharmaceutical Factory 2 or in the event that it is more cost-effective to continue third-party production of certain products.

CURRENT SALES AND MARKETING

         Our products are currently sold and distributed through only one third-party pharmaceutical distributor, Liaoning Weikang Medicine Co. Pursuant to an agreement between our predecessor company, Shenyang Tianwei Pharmaceutical Factory and Liaoning Weikang Medicine Co., we have granted Liaoning Weikang Medicine Co. exclusive rights to distribute our products in Shenyang. Under terms of our agreement with Liaoning Weikang Medicine Co., our prices must be competitive with other suppliers. Due to the exclusive nature of our agreement with Liaoning Weikang Medicine Co., we are not permitted to sell our products to other customers in Shenyang. Liaoning Weikang Medicine Co. is required to pay for our products in cash at the time of sale. Also, pursuant to an oral agreement, we permit Liaoning Weikang Medicine. Co. to sell our products through sub-distributors in seven territories, including Guangdong, Heilongjiang, Jilin, Fujian, Liaoning and Inner Mongolia and the city of Shanghai. Its sub-distributors include Shanghai Shenwei Drug Co., Guangzhou Kangning Drug Co., and Guangzhou Mingsheng Drug Co. We believe other distributor relationships will be available on comparable terms should any of our existing sales and marketing relationships terminate. Our agreement with Liaoning Weikang Medicine. Co. expires in March 2004. Liaoning Weikang Medicine. Co. has verbally agreed to continue its distribution relationship with us and we anticipate renewing our relationship with Liaoning Weikang Medicine. Co. for distribution in Liaoning Province. Additionally, we are currently negotiating with several other distributors for distribution of our products in additional provinces in the Peoples Republic of China.

COMPETITION
         At present, we do not have a single main competitor. Rather, we compete with different companies in different therapeutic categories. For example, with regard to Asarone Tablets, the product from which we derive the most revenue, we compete with Liuzhou Pharmaceutical Factory, located in Liuzhou City, Guang Xi Autonomous Region. AXM and Liuzhou are the only two companies approved by the State Food and Drug Administration to manufacture Asarone Tablets. However because Liuzhou distributes its Asarone tablets mainly in Southern China and AXM distributes its products mainly in Northern China, the two companies do not really compete head to head in their respective markets. We compete with two companies for distribution of our product Weifukang herbal antiseptic skin cream, Zhejiang Wenzhou Pharmaceutical Factory and Ying Kou Biochemical Pharmaceutical Factory. However, one of these competitors, Zhejiang Wenzhou, targets its product to public bath houses, and does not compete in the pharmaceutical distribution segments in which AXM sells Weifukang. Ying Kou Biochemical Pharmaceutical Factory's main business focus is its bulk bioprocessing business. Their herbal antiseptic product is a minor line. Our largest competitor for both Cefaxlin Capsules and Norfloxacin Capsules is Yanfeng Pharmaceutical in Shenyang. As a company in the same city, they are considered to be a direct competitor. Yanfeng Pharmaceutical Company is a recently privatized State Owned Enterprise. They employ approximately 400 persons. Their sales territory focus is in Shenyang city and although market share information is not available we consider Yanfeng Pharmaceutical Company to be a major competitor.

RESEARCH & DEVELOPMENT

         Our research and development activities have focused on quality and laboratory testing of compounds developed by others, and administration of the testing process and the negotiations for rights to the compounds. In this effort, we have developed working relationships with Shenyang Medical University and the Liaoning Research Institute for Traditional Chinese Medicine and Beijing Shiehe Medical University. As a result of our cooperative work with our research partners, we have expended only a nominal amount (relating only to analytical testing, travel and meeting expenses) on research and development during the year ended December 31, 2002.

EMPLOYEES

         At March 25, 2004, we had two employees in our U.S.-based headquarters and approximately 35 full-time employees at our facilities located in The Peoples Republic of China. Until our new factory is completed, we intend to hire additional employees on a part-time or independent contractor basis in connection with certain projects in The Peoples Republic of China. We also intend to hire up to two additional employees to serve in administrative positions at our U.S.-based headquarters in the near future.

         Once our new factory is completed, our forecast for staffing includes:

          o approximately 200 full time employees in manufacturing, management administration and marketing/sales
          o approximately 10 independent contractors assigned to market research and market analysis
          o approximately 90 sales persons assigned to in-store promotion at the retail pharmacy level
          o approximately 10 medical doctors employed part time to write technical briefs for products and diseases of interest

         None of our current employees is represented by a labor union and we consider our relationships with our employees to be good.

REGULATORY ENVIRONMENT

EFFECT OF GOVERNMENT REGULATION

         The modernization of regulations for the pharmaceutical industry is relatively new in the The Peoples Republic of China and the manner and extent to which it is regulated will continue to evolve. As a pharmaceutical company, we are subject to the Pharmaceutical Administrative Law, which governs the licensing, manufacture, marketing and distribution of pharmaceutical products in the Peoples Republic China and sets penalty provisions for violations of provisions of the Pharmaceutical Administrative Law. In addition as a Wholly Foreign Owned Enterprise we are subject to the Foreign Company provisions of the Company Law of the Peoples Republic of China, which governs the conduct of our wholly owned subsidiary, Shenyang Tianwei Werke Pharmaceuticals and its officers and directors. Changes in these laws or new interpretations of existing laws may have a significant impact on our methods and our costs of doing business.

         Additionally, we will be subject to varying degrees of regulation and permitting by governmental agencies in The Peoples Republic of China. For example, in 1999, the State Food and Drug Administration of The Peoples Republic of China set up an administrative system for the classification of prescription and over-the-counter drugs. Since then, the State Food and Drug Administration has issued a series of guidelines on interpretation of the new classification system in such areas as labeling, usage instructions and packaging of over-the-counter products.

         Recently, the State Food and Drug Administration implemented new Good Manufacturing Practices guidelines for licensing of pharmaceutical products. We will be required to comply with these new guidelines by December 31, 2004, in order for our current licenses to be renewed. Since we are constructing our new factory in Shenyang to meet more stringent U.S. Good Manufacturing Practices requirements, we believe that we will satisfy the new guidelines and that our current licenses will be renewed. Failure to satisfy these new guidelines would have a material adverse effect our business.

         There can be no assurance that future regulatory, judicial and legislative changes will not have a material adverse effect on our business, that regulators or third parties will not raise material issues with regard to our business and operations or our compliance or non-compliance with applicable regulations or that any changes in applicable laws or regulations will not have a material adverse effect on AXM Pharma.

COMPLIANCE WITH ENVIRONMENTAL LAWS

         We are subject to the environmental laws of The Peoples Republic of China and its local governments. However, because we currently outsource manufacturing of our proprietary licensed products, we do not incur significant expense related to compliance with such laws nor do we expect to be affected significantly by compliance with such laws.

COMPLIANCE WITH REGISTERED CAPITAL REQUIREMENTS

         Pursuant to the Company Law of The Peoples Republic of China, we are required to contribute a certain amount of "registered capital" to our wholly owned subsidiary, Shenyang Tianwei Werke Pharmaceuticals. Shenyang Tianwei Werke Pharmaceuticals' current registered capital requirement is US $10,000,000, of which we have contributed $8,579,181. Since Shenyang Tianwei Werke Pharmaceuticals is classified as a Wholly Foreign Owned Enterprise, pursuant to the Law on Foreign Capital Enterprises of The Peoples Republic of China, as well as its implementation rules (also known of the "Wholly Foreign Owned Enterprise Law"), we were not required to contribute all of our registered capital at the time Shenyang Tianwei Werke Pharmaceuticals was issued its business license. We are, however, expected to fully satisfy this registered capital requirement within a reasonable time period. We plan to satisfy this requirement through the completion of our new factory in Shenyang, the value of which will exceed the current shortfall in registered capital. Since we have been informed by our legal counsel in The Peoples Republic of China that they are not aware of any instance where the business license of a Wholly Foreign Owned Enterprise has been revoked due to failure to satisfy the registered capital requirement within a stipulated time period when most of its registered capital has been contributed, we do not believe that the current shortfall presents material risk to our business in The Peoples Republic of China. Moreover, we currently have sufficient funds available to satisfy the registered capital requirement if necessary. However, our management has determined that we will only contribute the funds to Shenyang Tianwei Werke Pharmaceuticals as they are needed to accomplish construction of the new factory or for other valid corporate purposes in The Peoples Republic of China. In February and March 2004, we transferred an additional $1,500,000 to Shenyang Tianwei Werke Pharmaceuticals, Inc., which, once the appropriate regulatory authorities accept it, will fully satisfy Shenyang Tianwei Werke Pharmaceuticals' registered capital requirement.

REPORTS TO SECURITY HOLDERS

         This annual report, including the exhibits and schedules filed as part of the annual report, may be inspected at the public reference facility maintained by the Securities and Exchange Commission ("SEC") at its public reference room at 450 Fifth Street, NW, Washington, DC 20549 and copies of all or any part thereof may be obtained from that office upon payment of the prescribed fees. You may call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference room and you can request copies of the documents upon payment of a duplicating fee, by writing to the SEC. In addition, the SEC maintains a website that contains reports, proxy and information statements and other information regarding registrants, including us, that file electronically with the SEC which can be accessed at www.sec.gov.

         The Company also makes its periodic and current reports available, free of charge, on its website, www.axmpharma.com, as soon as reasonably practicable after such material is electronically filed with the SEC. Information available on our website is not a part of, and should not be incorporated into, this annual report on Form 10-K.

ITEM 2.  DESCRIPTION OF PROPERTY

         Our corporate and United States offices are located at 3960 Howard Hughes Parkway, Suite 500, Las Vegas, Nevada. The current rent for these premises is $200.00 per month. Our lease expires on February 28, 2005. Our United States marketing office is located at 4695 McArthur Court, 11th Floor, Newport Beach, California 92660. The current rent for these premises is $2,647.94 per month. Our lease expires in September 30, 2004.

         Our principal administrative, sales and marketing facilities are located at No. F.3004 Sankei Torch Bldg, 262A Shifu Road, Shenyang City, Liaoning Province, The People's Republic of The Peoples Republic of China. The current rent for these facilities is US$2,916.66 per month and our lease expires in October 2007.


ITEM  3. LEGAL PROCEEDINGS

         On June 3, 2003, we received correspondence from counsel to an entity purportedly known as Axiom Pharmaceutical Corporation, which alleged that we were infringing upon its use of the trademark "Axiom Pharmaceutical Corporation." On September 29, 2003, we entered into a settlement agreement with Axiom Pharmaceutical Corporation, whereby we agreed to cease using the name "Axiom Pharmaceuticals, Inc." and in consideration Axiom Pharmaceutical Corporation agreed to release us from any claims of infringement regarding use of the trademark "Axiom Pharmaceutical Corporation" and to pay us $5,000.

         Other than as disclosed herein, we are not a party to any material legal proceeding and no such proceeding is known to be contemplated.


ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         The Company did not submit any matters to a vote to the security holders during 2003.

                                     PART II

ITEM 5.  MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDERS MATTERS

         The common stock is currently listed on the American Stock Exchange under the symbol "AXJ." Prior to March 14, 2003, the date on which the reverse acquisition with Werke Pharmaceuticals, Inc. occurred, the common stock was quoted under the symbol "WICK" on the over-the-counter Bulletin Board.

         The following table sets forth the quarterly high and low bid prices for the common stock since the quarter ended March 30, 2002. The prices set forth below represent inter-dealer quotations, without retail markup, markdown or commission and may not be reflective of actual transactions.

         Fiscal 2003                                                HIGH    LOW
                                                                    ----    ----
         Quarter ended March 31, 2002 ............................ $0.55   $0.10
         Quarter ended June 30, 2002 .............................  7.00    0.11
         Quarter ended September 30, 2002 ........................  0.51    0.10
         Quarter ended December 31, 2002 .........................  0.51    0.09
         January 1, 2003 to March 13, 2003 .......................  0.51    0.14
         Quarter ended March 30, 2003 (beginning on March 14) ....  1.85    0.14
         Quarter Ended June 30, 2003 .............................  6.69    1.05
         Quarter Ended September 30, 2003 ........................  5.68    4.20
         Quarter Ended December 31, 2003 .........................  5.10    3.30

         At December 31, 2003, the closing bid price of our common stock was $4.95. At December 31, 2003, there were approximately 118 record holders of our common stock. This number excludes any estimate by AXM Pharma of the number of beneficial owners of shares held in street name, the accuracy of which cannot be guaranteed.

         Starting on March 3, 2004, our common stock listed on the American Stock Exchange, also called the AMEX, under the trading symbol "AXJ." On March 25, 2004, the closing bid for our common stock as reported on the AMEX was $5.21 per share. As of March 25, 2004 there were 14,807,780shares of common stock outstanding, 2,425,000 shares of Series A Preferred Stock outstanding and 860,000 shares of Series B Preferred Stock outstanding.

         We have not paid cash dividends on any class of common equity since formation and we do not anticipate paying any dividends on our outstanding common stock in the foreseeable future.

RECENT SALES OF UNREGISTERED SECURITIES

         In order to accomplish the March 2003 share exchange with Werke Pharmaceuticals, Inc., we issued an aggregate of 11,420,000 shares of common stock in exchange for all of the issued and outstanding capital stock of Werke Pharmaceuticals, Inc. The shares issued to the former shareholders of Werke
Pharmaceuticals, Inc. were issued to 25 accredited investors pursuant to an exemption from registration under Section 4(2) of the Securities Act and to 33 non-U.S. persons pursuant to an exemption from registration under Regulation S promulgated under the Securities Act.

         On April 30, 2003, we issued 30,000 shares of restricted common stock to Rabelaisian Resources, Plc. pursuant to a consulting agreement. Rabelasian Resources' services were business and product development. The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering. The shares were valued at $1.80 per share, the market price for shares of our common stock at the time of issuance. Therefore, the total aggregate value of the consideration paid to Rabelasian Resources was $54,000.

         On April 30, 2003, we issued 150,000 shares of restricted common stock to Madden Consulting, Inc. pursuant to a consulting agreement. The services to be provided under the consulting agreement were investor and public relations. On September 18, 2003, we issued an additional 400,000 shares to Madden Consulting, in connection with renewal of its consulting agreement. The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering. The shares issued on April 30, 2003, were valued at $1.80 per share and the shares issued on September 18, 2003, were valued at $5.00 per share, the market price for shares of our common stock at the respective times of issuance. Therefore, the total aggregate value of the consideration paid to Madden Consulting was $270,000 on April 30, 2003, and $2,000,000 on September 18, 2003.

         On May 1, 2003, we issued 25,000 shares of restricted common stock to Robert Alexander pursuant to a consulting agreement. The services to be provided under the consulting agreement were the identification and evaluation of pharmaceutical companies, products and licenses in Canada. The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering. The shares were valued at $1.50 per share, the market price for shares of our common stock at the time of issuance. Therefore, the total aggregate value of the consideration paid to Robert Alexander was $37,500.

         On May 21, 2003, we issued 40,000 shares of restricted common stock to Amaroq Capital, LLC pursuant to a consulting agreement. The services to be provided under the consulting agreement were business development and financial consulting. The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering. The shares were valued at $1.75 per share, the market price for shares of our common stock at the time of issuance. Therefore, the total aggregate value of the consideration paid to Amaroq Capital was $70,000.

         On May 21, 2003, we issued 15,000 shares of restricted common stock to McCartney Multimedia, Inc. in consideration for the creation of our website and corporate logo. The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering. The shares were valued at $1.75 per share, the market price for shares of our common stock at the time of issuance. Therefore, the total aggregate value of the consideration paid to McCartney Multimedia was $26,250.

         On June 27, 2003, we issued 80,000 shares of restricted common stock to Woodbridge Management, Ltd. pursuant to a consulting agreement. The services to be provided under the consulting agreement were business development, corporate strategy, and assistance with joint ventures, mergers and acquisitions. The shares were issued pursuant to the exemption from registration provided by
Section 4(2) of the Securities Act for issuances not involving a public offering. The shares were valued at $4.45 per share, the market price for shares of our common stock at the time of issuance. Therefore, the total aggregate value of the consideration paid to Woodbridge Management was $356,000.

         On August 21, 2003, and September 12, 2003, we issued 2,750,000 shares of our preferred stock at a price per share of $2.00 and 2,750,000 warrants, each of which entitles the holder to purchase one share of our common stock for a period of five years from the date of issuance at a price of $3.00 per share, to two accredited investors pursuant to a private equity financing. Each share of preferred stock is convertible, at the option of the holder, into one share of common stock, subject to adjustment for certain occurrences. We also issued a five-year warrant to purchase up to 275,000 units , each Unit consisting of one share of preferred stock and one Warrant at an exercise price of $2.00 per Unit to TN Capital Equities, Ltd., our placement agent in connection with the private equity financing. The private equity financing described above was made pursuant to the exemption from the registration provisions of the Securities Act provided by Section 4(2) of the Act and Rule 506 of Regulation D promulgated thereunder.

         On August 31, 2003, we issued 41,667 shares to Peter Cunningham, our President and Chief Executive Officer, pursuant to the terms of his employment agreement with AXM Pharma. The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering. The shares were valued at $5.00 per share, the market price for shares of our common stock at the time of issuance. Therefore, the total aggregate value of the consideration paid to Peter W. Cunningham was $208,335.

         On September 18, 2003, we issued 100,000 shares to Lan Hao, our Chief Financial Officer, pursuant to the terms of his employment agreement with AXM Pharma. The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering. The shares were valued at $5.00 per share, the market price for shares of our common stock at the time of issuance. Therefore, the total aggregate value of the consideration paid to Lan S. Hao was $500,000.

         On December 31, 2003, we issued 860,000 shares of our preferred stock, at a price per share of $2.25 and 1,000,000 warrants. Each share of preferred stock is convertible, at the option of the holder, into one share of common stock, subject to adjustment for certain occurrences. Each warrant entitles the holder to purchase one share of our common stock for a period of five years from the date of issuance at a price of $3.00 per share. Holders of our warrants may also exercise the warrants through a cashless exercise under certain circumstances. In addition, we issued to TN Capital Equities, our placement agent, a five-year warrant to purchase up to 86,000 shares of our preferred stock for $2.25 per share and up to 100,000 warrants to purchase shares of our common stock upon exercise at $3.00 per share, on a pro-rata basis to the number of shares of preferred stock purchased. The private equity financing described above was made pursuant to the exemption from the registration provisions of the Securities Act provided by Section 4(2) of the Act and Rule 506 of Regulation D promulgated thereunder.

         On January 26, 2004, the Board authorized the issuance of 100,000 shares of restricted common shares and 50,000 warrants to Great Eastern Securities, Inc. pursuant to an investment banking agreement. The shares are to be released quarterly based upon a vesting schedule of 25,000 shares per quarter during the term of the agreement. Pursuant to an agreement that was executed on December 18, 2003, Great Eastern will provide investor relations related services and assist AXM Pharma with broker relations for our stock. The warrants are for a term of five years and have an exercise price equal to $4.74 per share. The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering. The shares were valued at $5.65 per share, the market price for shares of our common stock at the time of issuance. Therefore, the total aggregate value of the consideration paid to Great Eastern Securities, Inc. was $565,000.

         On February 2, 2004, we issued 200,000 shares of restricted common to the Aston Organization. We have only released 20,000 of the issued shares to the Aston Organization. The remaining 180,000 shares are to be released monthly based upon a vesting schedule of 15,000 shares per month during the term of the agreement. The services to be provided under the agreement are investor relations. The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering. The shares were valued at $5.65 per share, the market price for shares of our common stock at the time of issuance. Therefore, the total aggregate value of the consideration paid to the Aston Organization was $1,130,000.

ITEM 6.  MANAGEMENT DISCUSSIONS AND ANALYSIS OR PLAN OF OPERATION


The following discussion should be read in conjunction with our financial statements and the notes thereto which appear elsewhere in this report. The results shown herein are not necessarily indicative of the results to be expected in any future periods. This discussion contains forward-looking statements based on current expectations, which involve uncertainties. Actual results and the timing of events could differ materially from the forward-looking statements as a result of a number of factors. Readers should also carefully review factors set forth in other reports or documents that we file from time to time with the Securities and Exchange Commission.

OVERVIEW

         On March 14, 2003, we completed a share exchange with Werke Pharmaceuticals, Inc., a Delaware corporation, formed to develop and finance the growth of Chinese based pharmaceutical companies. As a result of the share exchange, Werke became our wholly owned subsidiary. Werke's wholly owned operating subsidiary is Shenyang Tianwei Werke Pharmaceutical Co. Ltd., a northern China-based pharmaceutical company. The comparables discussed below relate to the operations of Werke and its wholly owned subsidiary, Shenyang Tianwei Werke Pharmaceutical Co., for the periods discussed.

         We anticipate seeking Chinese government approval to repackage our product line with the AXM Pharma brand during 2004 following completion of a full redesign and reconfiguration of our packaging by our international brand consulting firm.

         Our products are currently primarily sold through one third party distributor, Liaoning Weikang Medicine Co., Ltd. and its selected sub-distributors, to hospital pharmacies in the key cities of Shanghai, Guangzhou and Shenyang. We anticipate expanding our sales into retail pharmacies within these regions during the next quarter and will make efforts to expand both hospital and retail pharmacy sales into other regional cities such as Beijing.

         We are currently seeking to license various branded OTC products from identifiable North American pharmaceutical and supplement companies for distribution and manufacturing in China and Asia-Pacific. As of the date of this filing we have not entered into any definitive agreements with any such companies.

LIQUIDITY AND CAPITAL RESOURCES

         Total assets increased from $4,312,196 at December 31, 2002 to $11,024,738 at December 31, 2003. The increase is primarily attributable to receipt of $4,888,502 in net proceeds from the placement of securities and accounts receivable that increased approximately $1.7 million and a $.9 million inventory increase. All of these increases except for cash are directly attributable to the increase in sales of $6.9 million or 223% over the period ended December 31, 2002.

         During the third quarter, we completed a private equity financing of $5,500,000 with two accredited investors. After payment of costs and expenses, including fees of the placement agent, we received net proceeds of approximately $4,888,502. Pursuant to the terms of the purchase agreements with our investors, dated as of August 21, 2003, and September 12, 2003, we issued 2,750,000 shares of our preferred stock, $.001 par value per share, at a price per share of $2.00 and 2,750,000 warrants. Each share of preferred stock is convertible, at the option of the holder, into one share of common stock, subject to adjustment for certain occurrences. Each warrant entitles the holder to purchase one share of our common stock, $.001 par value, for a period of five years from the date of issuance at a price of $3.00 per share.

         Our total outstanding current liabilities increased to approximately $3.4 million at December 31, 2003, as compared to approximately $1.4 million at December 31, 2002. The current liabilities increase was the result of an increase in value-added tax payable and accrued expenses.

         From December 31, 2002, to December 31, 2003, our cash and cash equivalents increased by approximately $2.8 million as a result of receipt of net proceeds in the private placement offering of $4,888,502. This figure was offset by cash general, administrative and selling expenses of approximately $3.7 million. The sales, general and administrative expenditures were incurred primarily for offering fees and expenses, planning and construction, legal and accounting fees and consulting fees. Approximately $3.5 million of non-cash general, administrative and selling expenses were incurred in 2003. The non-cash expense is where we pay for services (e.g. financial consulting and investor relations services) using shares of our common stock. In the past the Company took advantage of these opportunities to conserve cash.

         Assuming there is no decrease in current accounts payable, and accounting for various one-time expenses, the Company's negative cash flow is approximately $185,000 per month. Without a significant change in sales and operating gross profits, our only source of significant additional funds to meet future operating expenses is the sale of our securities. The amount of cash on hand is sufficient to meet our operating expenses through at least December 31, 2004. Management anticipates that the future prospects and trends in our business indicate that we may experience at least a 100 percent growth of sales and operating gross profits during 2004.

         We do expect to incur material capital expenditures for the new plant in Shenyang. Based on discussions with engineering and design firms and consultants for U.S. Food and Drug Administration validation and Good Manufacturing Practices certification, the cost of the factory is budgeted at approximately U.S.$ 5.0 million. Required future capital expenditures for construction of the new plant, associated manufacturing equipment and staffing of the new plant will be funded out of existing cash on hand, future revenues or additional financing activities. There is no assurance we will be able to generate sufficient revenues or obtain sufficient funds when needed, or whether such funds, if available, will be obtained on terms satisfactory to us. We do not have any long term or contingent obligations that must be satisfied.

         Additionally, in order to ensure that sufficient funds are available to develop various additional phases of the new Shenyang plant, we may in the near future, following completing any regulatory or contractual obligations, provide notice of redemption of the warrants sold in the private placement, which would have the effect of forcing exercise of the warrants; provided the exercise price of the warrants is less than the market price of our common stock at the time the notice of redemption is provided to our investors. If one hundred percent of these warrants were exercised, we would receive approximately $8,250,000 in gross proceeds. Our ability to provide notice of redemption of the warrants is, however, subject to several factors beyond our control. Such factors include, the effectiveness of our registration statement on Form SB-2, originally filed on September 25, 2003, at the time of the notice of redemption, and the price of our common stock on the market on which it is listed. Therefore, there can be no guarantee that we will be able to provide notice of redemption of the warrants or that we will receive any proceeds from the exercise of the warrants.

         If the warrants are not exercised and we are unable to provide necessary capital for construction of the Shenyang plant from future revenues or financing activities, this may cause delays in the construction of the Shenyang plant. More likely, however, is that in the absence of the funds from the exercise of the warrants, we will still be able to complete the Shenyang plant but we will be forced to acquire manufacturing equipment that operates at lower capacity and speed. We intend to use the additional funds from exercise of the warrants, if any, for engineering support to increase speed of production through improving work flow and using higher speed equipment; for higher speed equipment for tableting and encapsulation production; and for higher volume equipment and higher speed equipment for cream mixing and filling production.

CRITICAL ACCOUNTING POLICIES

         We believe the following critical accounting policies, among others, affect our more significant judgments and estimates used in the preparation of our financial statements:

ALLOWANCE FOR DOUBTFUL ACCOUNTS

         We maintain allowances for doubtful accounts for estimated losses resulting from the inability of our customers to make required payments. The allowance for doubtful accounts is based on specific identification of customer accounts and our best estimate of the likelihood of potential loss, taking into account such factors as the financial condition and payment history of major customers. We evaluate the collectibility of our receivables at least quarterly. If the financial condition of our customers were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required. The differences could be material and could significantly impact cash flows from operating activities.

INVENTORY

         We write down our inventory for estimated obsolescence or unmarketable inventory equal to the difference between the cost of inventory and the estimated market value based upon assumptions about future demand, future pricing and market conditions. If actual future demand, future pricing or market conditions are less favorable than those projected by management, additional inventory write-downs may be required and the differences could be material. Such differences might significantly impact cash flows from operating activities.

ACCOUNTING FOR STOCK-BASED COMPENSATION

         We account for stock-based compensation based on the provisions of Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," as amended by the Financial Accounting Standards Board Interpretation No. 44, "Accounting for Certain Transactions Involving Stock Compensation." Accounting Principles Board Opinion No. 25 and Financial Accounting Standards Board Interpretation No. 44 state that no compensation expense is recorded for stock options or other stock-based awards to employees that are granted with an exercise price equal to or above the estimated fair value per share of the company's common stock on the grant date. We adopted the disclosure requirements of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation," which requires compensation expense to be disclosed based on the fair value of the options granted at the date of the grant.

         In December 2002, the Financial Accounting Standards Board issued its Statement No. 148, "Accounting for Stock-Based Compensation -- Transition and Disclosure--an amendment of Financial Accounting Standards Board Statement No. 123." This Statement amends Statement of Financial Accounting Standards No. 123, to provide alternative methods of transition for an entity that voluntarily changes to the fair value based method of accounting for stock-based employee compensation. It also amends the disclosure provisions of Statement of Financial Accounting Standards No. 123 to require prominent disclosure about the effects on reported net income of an entity's accounting policy decisions with respect to stock-based employee compensation. The transition and annual disclosure provisions of Statement of Financial Accounting Standards No. 148 are effective for fiscal years ending after December 15, 2002, and the interim disclosure provisions were effective for the first interim period beginning after December 15, 2002. We did not voluntarily change to the fair value based method of accounting for stock-based employee compensation, therefore, the adoption of Statement of Financial Accounting Standards No. 148 did not have a material impact on our operations and/or financial position.

         We did not issue any stock options to employees during the 2003 fiscal year, therefore pro forma disclosures are not required for the twelve months ended December 31, 2003.

CONVERTIBLE PREFERRED STOCK

         Convertible Preferred Sock issued by AXM Pharma is initially offset by a discount representing the relative fair value of the beneficial conversion feature and warrants. This beneficial conversion for the preferred stock is recorded as a dividend over the period the preferred stock is convertible and accelerated pro-rata as the preferred stock are converted. The beneficial conversion feature allocated to warrants is recognized over the life of the warrants and accelerated as warrants are exercised. The fair value of the warrants and beneficial conversion discount are calculated based on available market data using appropriate valuation models. The beneficial conversion feature is limited to the total proceeds received.

SALES ALLOWANCES

         A portion of our  business  is to sell  products  to  distributors  who
resell  the  products  to  the  end  customers.  In  certain  instances,   these
distributors obtain discounts based on the contractual terms of these arrangements. Sales discounts are usually based upon the volume of purchases or by reference to a specific price in the related distribution agreement. We recognize the amount of these discounts at the time the sale is recognized. Additionally, sales returns allowances are estimated based on historical return data, and recorded at the time of sale. If the quality or efficacy of our products deteriorates or market conditions otherwise change, actual discounts and returns could be significantly higher than estimated, resulting in potentially material differences in cash flows from operating activities.

VALUATION OF INTANGIBLES

         From time to time, we acquire intangible assets that are beneficial to our product development processes. We periodically evaluate the carrying value of intangibles, including the related amortization periods. In evaluating acquired intangible assets, we determine whether there has been an impairment by comparing the anticipated undiscounted cash flows from the operation and eventual disposition of the product line with its carrying value. If the undiscounted cash flows are less than the carrying value, the amount of the impairment, if any, will be determined by comparing the carrying value of each intangible asset with its fair value. Fair value is generally based on either a discounted cash flows analysis or market analysis. Future operating income is based on various assumptions, including regulatory approvals, patents being granted, and the type and nature of competing products. If regulatory approvals or patents are not obtained or are substantially delayed, or other competing technologies are developed and obtain general market acceptance, or market conditions otherwise change, our intangibles may have a substantially reduced value, which could be material.

DEFERRED TAXES

         We record a valuation allowance to reduce the deferred tax assets to the amount that is more likely than not to be realized. We have considered estimated future taxable income and ongoing tax planning strategies in assessing the amount needed for the valuation allowance. Based on these estimates, all of our deferred tax assets have been reserved. If actual results differ favorably from those estimates used, we may be able to realize all or part of our net deferred tax assets. Such realization could positively impact our operating results and cash flows from operating activities.

VALUE ADDED TAX

         Value added tax payable is reported as a significant liability. The accounting policies adopted by management include full disclosure of the Value Added Tax liability calculated at 17% of the difference between ex factory price and the cost of raw materials, less the cost of the fees paid to the third-party original equipment manufacturing company.

LITIGATION

         We account for litigation losses in accordance with Statement of Financial Accounting Standards (SFAS) No. 5, "Accounting for Contingencies." Under SFAS No. 5, loss contingency provisions are recorded for probable losses at management's best estimate of a loss, or when a best estimate cannot be made, a minimum loss contingency amount is recorded. These estimates are often initially developed substantially earlier than the ultimate loss is known, and the estimates are refined each accounting period, as additional information is known. Accordingly, we are often initially unable to develop a best estimate of loss; therefore, the minimum amount, which could be zero, is recorded. As information becomes known, either the minimum loss amount is increased or a best estimate can be made, resulting in additional loss provisions. Occasionally, a best estimate amount is changed to a lower amount when events result in an expectation of a more favorable outcome than previously expected. Due to the nature of current litigation matters, the factors that could lead to changes in loss reserves might change quickly and the range of actual losses could be significant, which could materially impact our results of operations and cash flows from operating activities.

COMPARISON OF RESULTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003, TO THE FISCAL
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002.
-----------------------------

     REVENUE. During the fiscal year ended December 31, 2003, we generated $10,025,605 from product sales compared to revenues from product sales for the fiscal year ended December 31, 2002, of $3,103,656. This is an increase of $6,921,949 or approximately 223%. The increase is primarily due to more robust sales of our product line, particularly the sales of Asarone tablets and Weifukang cream. Domestic Chinese customers accounted for 100% of total sales. We estimate that 45% of these sales were from the sale of Asarone Tablets and 27% were from the sale of Weifukang cream.

         Management anticipates growing total revenues by as much as 100% in 2004, through broader distribution within China and the addition of one or more new products. Despite the views of management, the statement concerning future gross revenues is a forward-looking statement that involves certain risks and uncertainties, which could result in a fluctuation of gross sales below those achieved for the year ended December 31, 2003. Pricing of our products and gross profit on product sales could change due to competitive forces, which could negatively impact future sales and or operating profits

         GROSS PROFIT. Gross profit on product sales for the fiscal year ended December 31, 2003, was $3,497,325 compared to $621,579 for the fiscal year ended December 31, 2002, an increase of $2,875,746 or approximately 462%. The increase in gross profits during 2003 was due primarily to the $6.9 million increase in sales. More efficient third party product manufacturing accounted for the remainder of the increase in our gross profits. Assuming the product sales mix remains the same, management anticipates future gross profit margins to increase by as much as another 5% in 2004. This gross profit margin increase is due to higher pricing of our products and slightly lower production and distribution costs. We plan to achieve higher average unit prices through the introduction of new high value products and the revision of marketing and pricing programs to reflect the Wholly Foreign Owned Entity status of the Company. The State Food and Drug Administration allows for higher prices to be charged in the hospital tendering process by foreign owned enterprises as compared to locally owned companies. We believe that lower production and distribution costs will result from the opening of the new manufacturing facility, which will enable us to reduce processing costs through the use of high speed equipment. Further, with our own factory operating, we eliminate the need to pay the processing fees to the third-party original equipment manufacturer. We also believe that the increased unit production and sales volume being achieved will enable us to negotiate improved raw material supply prices. Despite the views of management, the statement concerning future gross profit margins is a forward-looking statement that involves certain risks and uncertainties, which could result in a fluctuation of gross margins below those achieved for the three months ended September 30, 2003. Pricing of our products and gross profit on product sales could change due to competitive forces that could negatively impact future sales and or operating profits.

         SALES, GENERAL AND ADMINISTRATIVE EXPENSES. We incurred Sales, General and Administrative expenses of $7,205,392 for fiscal year ended December 31, 2003, compared to $673,936 for the fiscal year ended December 31, 2002, an increase of $6,531,456. There were $3,522,085 in non-cash expenses in recognition of stock issued to cover administrative services provided by consultants in lieu of cash. The cash Selling, General and Administrative expense was $3,683,307 for the same period, or an increase of $3,009,371 and was the result of the increased personnel and outside services required to prepare the Company for the increase in sales, marketing of our products, expenses associated with our public reporting status and increased activities associated with the proposed construction of a new plant in Shenyang.

         NON-CASH CONSULTING ACTIVITIES. During the year ended December 31, 2003, our Board of Directors authorized the issuance of shares of our restricted common stock to various consultants in lieu of cash payments. Based upon the common stock trading price at the times of issuance, and FASB rules, we were required to incur non-cash consulting expenses of $3,522,085 for the issuance of these shares during the year ended December 31, 2003.

         NET LOSS. We recorded a Net Loss applicable to common shareholders for the fiscal year ended December 31, 2003, of $6,771,556 compared to a Net Loss of $52,357 for the fiscal year ended December 31, 2002. The increase is the result of the aforementioned increase in Selling, General and Administrative expenses and approximately $3.1 million charged to the deemed dividend from beneficial conversion feature embedded in the preferred stock. The net loss per share for the year ended December 31, 2003 was $0.52 per share calculated on weighted average shares outstanding of 12,927,956. This was compared to a net loss per share for the year ended December 31, 2002 of $0.01 for weighted average shares outstanding of 10,000,000.


RISK FACTORS
------------

You should carefully consider the risks described below before making an investment in AXM Pharma. All of these risks may impair our business operations. If any of the following risks actually occurs our business, financial condition or results of operations could be materially adversely affected. In such case, the trading price of our common stock could decline, and you may lose all or part of your investment.

RISKS RELATING TO OUR BUSINESS

We may not be able to adequately protect and maintain our intellectual property.

         Our success will depend in part on our ability to protect and maintain intellectual property rights and licensing arrangements for our products. No assurance can be given that licenses or rights used by AXM Pharma will not be challenged, invalidated, infringed or circumvented, or that the rights granted thereunder will provide competitive advantages to us. There can be no assurance that we will be able to obtain a license to any third-party technology that we may require to conduct our business or that such technology can be licensed at a reasonable cost. There is no certainty that we will not be challenged by our partners for non-compliance with our licensing arrangements. Furthermore, there can be no assurance that we will be able to remain in compliance with our existing or future licensing arrangements. Consequently, there may be a risk that licensing arrangements are withdrawn with no penalties to the licensor or compensation to AXM Pharma.

We may not be able to obtain regulatory approvals for our products or reimbursement from the sale of our products.

         The manufacture and sale of pharmaceutical products in The Peoples Republic of China is highly regulated by a number of state, regional and local authorities. These regulations significantly increase the difficulty and costs involved in obtaining and maintaining regulatory approval and reimbursement listings for marketing new and existing products. In addition, our future growth and profitability are, to a significant extent, dependent upon our ability to obtain timely regulatory approvals and reimbursement from the relevant authorities.

         The State Food and Drug Administration of The Peoples Republic of China recently implemented new guidelines for licensing of pharmaceutical products. All existing manufacturers with licenses, which are currently valid under the previous guidelines, are required to apply for Good Manufacturing Practices certification by June 30, 2004, and to receive approval by December 31, 2004. As a result, we plan to submit our application to the State Food and Drug Administration within the required time period. Furthermore, we believe that our new factory, which is currently under construction in Shenyang and which is being constructed to meet more stringent U.S. Good Manufacturing Practices requirements, will pass the certification process and that our current licenses will be renewed under the new guidelines. However, should we fail to receive certification under the new guidelines promulgated by the State Food and Drug Administration, our business would be impacted in a materially adverse manner.

Our dependence on certain local parties may impact our ability to control certain aspects of our operations.

         Our operations may become substantially dependent on local Chinese partners to provide marketing expertise and knowledge of the local regulatory environment in order to facilitate the acquisition of necessary licenses and permits. Any failure to form or maintain alliances with local partners, or the preemption or disruption of such alliances by our competitors or otherwise, could adversely affect our ability to penetrate and compete successfully in the Chinese marketplace. In addition, in the uncertain legal environments in The Peoples Republic of China, our business may be vulnerable to local government agencies or other parties who wish to renegotiate the terms and conditions of, or terminate, their agreements or other understandings with AXM Pharma.

We rely on third parties for the supply, manufacture and distribution of our products.

         Third parties manufacture and distribute all of our products. We do not currently have manufacturing facilities, personnel or access to raw materials to independently manufacture our products. Currently, our products are manufactured by Qiqihaer Pharmaceutical Factory 2 and our products are distributed by Liaoning Weikang Medicine Co. Ltd. Except for any contractual rights and remedies that we may have with our manufacturer and our distributor, we have no control over the availability of our products, their quality or cost or the actual distribution of our products. Our current distribution agreement with Liaoning Weikang Medicine Co. Ltd. expires at the end of March 2004. Although Liaoning Weikang Medicine Co. Ltd. has verbally agreed to continue as our distributor at this time, we have not yet signed a definitive written agreement for distribution of our products with either Liaoning Weikang Medicine Co. Ltd. or any other distributor. If for any reason we are unable to obtain or retain third-party manufacturers and distributors on commercially acceptable terms, we may not be able to produce and distribute our products as planned. If we encounter delays or difficulties with our contract manufacturer in producing or packaging our products or with our distributor in distributing our products, the production, distribution, marketing and subsequent sales of these products would be adversely affected, and we may have to seek alternative sources of supply or distribution or abandon or sell product lines on unsatisfactory terms. We may not be able to enter into alternative supply, production or distribution arrangements on commercially acceptable terms, if at all. There can be no assurance that the manufacturer that we have engaged will be able to provide sufficient quantities of these products or that the products supplied will meet with our specifications or that our distributor will be able to distribute our products in accordance with our requirements. In addition, production of our products may require raw materials for which the sources and quantities are limited. An inability to obtain adequate supplies of raw materials could significantly delay development, regulatory approval and marketing of our products.

During the fiscal years ended December 31, 2003 and 2002, one distributor accounted for 100% of our net revenues.

         During the fiscal years ended December 31, 2003 and 2002, one distributor, Liaoning Weikang Medicine Co., Ltd., accounted for 100% of our net revenues during the past two fiscal years. Any dispute with Liaoning Medicine Co. could have a material adverse effect on our ability to distribute our products. Additionally, should Liaoning Weikang Medicine Co.'s business suffer for any reason or if they encounter problems with their customers our business would be adversely affected.

         Additionally, our distributor, Liaoning Weikang Medicine Co. is required to comply with new Good Sales Practices guidelines promulgated by the State Food and Drug Administration by December 31, 2004. We have been informed by Liaoning Weikang Medicine Co. that they are in the process of preparing for this certification requirement and that they expect to meet the new requirements. If, however, Liaoning Weikang Medicine Co. does not meet the new certification requirements, we would be forced to find a new distributor for our products that is in compliance with the new guidelines. Any delay in our distribution caused by such an event could have a material adverse effect on our business. Furthermore, we may not be able to obtain terms as favorable to us from a new distributor as the terms we have currently negotiated with Liaoning Weikang Medicine Co., which could also have an adverse effect on our business.

We may have difficulty competing with larger and better financed companies in our sector.

         The ethical and over-the-counter drug markets in The Peoples Republic of China are very competitive and competition may increase. Products compete on the basis of efficacy, safety, side effect profiles, price and brand differentiation. Some of our competitors may have greater technical and financial resources than AXM Pharma and may use these resources to pursue a competitive position that threatens our products. Our products could be rendered obsolete, or uneconomical by the development of new pharmaceuticals to treat conditions addressed by our products, as a result of technological advances affecting the cost of production, or as a result of marketing or pricing action by one or more of our competitors.

We are dependant on certain key existing and future personnel.

         Our success will depend, to a large degree, upon the efforts and abilities of our officers and key management employees such as Peter Cunningham, our Chief Executive Officer; Chet Howard, our Chief Financial Officer; and Wang Wei Shi, Chief Executive Officer of Shenyang Tianwei Werke Pharmaceuticals and Chairman of AXM Pharma. The loss of the services of one or more of our key employees could have a material adverse effect on our operations. We currently only have an employment agreement with Peter Cunningham . We do not currently maintain key man life insurance on any of our key employees. In addition, as our business plan is implemented, we will need to recruit and retain additional management and key employees in virtually all phases of our operations. Key employees will require not only a strong background in the pharmaceutical industry, but a familiarity with language and culture in the markets in which we compete. We cannot assure that we will be able to successfully attract and retain key personnel.

Our growth is dependent on our ability to successfully develop, acquire or license new drugs.

         We must invest substantial time, resources and capital in identifying and developing new drugs, dosage and delivery systems, either on our own or by acquiring and licensing such products from third parties. Our growth depends, in part, on our success in such process. Our planned expansion over time is founded on a simple principal of introducing two new products or line extensions each year and to expand distribution into two new territories each year. This strategy has the advantage of building brands through geographic expansion and line extensions, and establishing incremental capabilities for new product introductions. We believe that our planned expansion will require $5.0 million in total over three years, which we intend to fund out of our future revenues and, if necessary, additional financing. If we are unable to either develop new products on our own or acquire licenses for new products from third parties, our ability to grow revenues and market share will be adversely affected. In addition, we may not be able to recover our investment in the development of new drugs, given that projects may be interrupted, unsuccessful, not as profitable as initially contemplated or we may not be able to obtain necessary financing for such development if we are unable to fund such development from our future revenues. Similarly, there is no assurance that we can successfully secure such rights from third parties on an economically feasible basis.

We may be subject to product liability claims in the future.

         We face an inherent business risk of exposure to product liability claims in the event that the use of our technologies or products are alleged to have resulted in adverse side effects. Side effects or marketing or manufacturing problems pertaining to any of our products could result in product liability claims or adverse publicity. These risks will exist for those products in clinical development and with respect to those products that receive regulatory approval for commercial sale. Furthermore, although we have not historically experienced any problems associated with claims by users of our products, we do not currently maintain product liability insurance. We plan to have a product liability insurance plan in place by the first quarter of fiscal 2004; however, there can be no assurance that we will be able to acquire product liability insurance with terms that are commercially feasible.


RISKS RELATING TO THE PHARMACEUTICAL INDUSTRY IN THE PEOPLE'S REPUBLIC OF CHINA

Changes in the laws and regulations in The Peoples Republic of China may adversely affect our ability to conduct our business.

         The pharmaceutical industry is relatively new in the emerging markets of The Peoples Republic of China that we are targeting, and the manner and extent to which it is regulated in these geographical areas is evolving. As a Chinese corporation, AXM Pharma is subject to the Company Law of The Peoples Republic of China and more specifically to the Foreign Company provisions of the Company Law and the Law on Foreign Capital Enterprises of the People's Republic of China. Additionally, as a pharmaceutical company, we are subject to the Pharmaceutical Administrative Law. Changes in existing laws or new interpretations of such laws may have a significant impact on our methods and costs of doing business. For example, new legislative proposals for pharmaceutical product pricing, reimbursement levels, approval criteria and manufacturing requirements may be proposed and adopted. Such new legislation or regulatory requirements may have a material adverse effect on our financial condition, results of operations or cash flows. In addition, we will be subject to varying degrees of regulation and licensing by governmental agencies in The Peoples Republic of China. There can be no assurance that the future regulatory, judicial and legislative changes will not have a material adverse effect on AXM Pharma, that regulators or third parties will not raise material issues with regard to AXM Pharma or our compliance or non-compliance with applicable laws or regulations or that any changes in applicable laws or regulations will not have a material adverse effect on AXM Pharma or our operations.

We may experience barriers to conducting business due to governmental policy.

         The State Food and Drug Administration of The Peoples Republic of China set up a classification administrative system in 1999 for prescription and over-the-counter drugs. Since then, the State Food and Drug Administration has issued a series of guidelines for interpretation of the new classification system for labeling, usage instructions and packaging of over-the-counter products. The State Food and Drug Administration currently requires that pharmaceutical manufacturers clearly label drugs for over-the-counter sales and distinguish them from those to be sold in hospitals as ethical drugs. We have instituted this policy as required by the State Food and Drug Administration. To date, we have never experienced any problems with compliance with the regulations of the State Food and Drug Administration. We have never been investigated for noncompliance by this agency nor have we violated any regulations of the State Food and Drug Administration.

Our business may be adversely affected by government plans to consolidate state owned pharmaceutical companies in the Peoples Republic of China.

         The Ministry of Commerce announced plans to consolidate nearly 5,000 state owned pharmaceutical companies into approximately 12 to 15 companies. The Ministry of Commerce has stated that it targets the size of these remaining firms to be at least U.S.$ 10.0 billion revenue per annum in the future (U.S.$
5.0 billion by the year 2010). Their primary business will be to make generic pharmaceutical products for sale to state owned hospitals. The planned consolidation has already commenced and is anticipated to continue until the goals of the Ministry of Commerce have been realized. The Ministry of Commerce has set a near term goal of having 10 large companies with annual sales of over RMB 5 billion by 2005. We are not aware, however, at this time of how many companies have been consolidated or when the planned consolidation will be completed. A recent example of the consolidation amongst state owned pharmaceutical companies is the acquisition by the conglomerate Huayuan Group of a 40% stake in Shanghai Pharmaceutical Group. This new company will be involved in Manufacture, distribution and research and development. An objective of the consolidation is to establish a manufacturing standard consistent with U.S. Good Manufacturing Practices. It is planned that all products manufactured in The Peoples Republic of China will meet U.S. Good Manufacturing Practices standard in the future.

         AXM Pharma has initiated several programs to mitigate any potential negative impact that this consolidation may have. These steps include commencing construction of a U.S. Good Manufacturing Practices qualified facility that will comply with both Chinese and U.S. requirements; seeking to license original molecules from multi national pharmaceutical firms and specialist drug discovery firms to participate in the patented prescription product segment of the market which provides certain protections and pricing multiples not available in other segments;; and pursuing expansion into the distribution segment of the pharmaceutical business which is being opened for foreign companies at this time. This access is supported by new government regulation. Despite these steps, however, should The Ministry of Commerce follow through with its plans to consolidate the many fragmented Chinese pharmaceutical companies into a smaller number of large firms, we will face increased competition from large, well funded, government supported companies. Our business could be adversely affected by this increased competition.

RISKS RELATING TO THE PEOPLE'S REPUBLIC OF CHINA

Capital outflow policies in The Peoples Republic of China may hamper our ability to remit income to the United States.

         The Peoples Republic of China has adopted currency and capital transfer regulations. These regulations may require that we comply with complex regulations for the movement of capital. In order to comply with these regulations we may have to revise or change the banking structure of our company or its subsidiaries Although we believe that we are currently in compliance with these regulations, should these regulations or the interpretation of them by courts or regulatory agencies change we may not be able to remit all income earned and proceeds received in connection with our operations to the U.S.

Fluctuation of the Renminbi could materially affect our financial condition and results of operations.

         The value of the Renminbi fluctuates and is subject to changes in The Peoples Republic of China's political and economic conditions. Since 1994, the conversion of Renminbi into foreign currencies, including United States dollars, has been based on rates set by the People's Bank of China, which are set daily based upon the previous day's interbank foreign exchange market rates and current exchange rates on the world financial markets. Since 1994, the official exchange rate for the conversion of Renminbi to United States dollars has generally been stable. As of November 15, 2003, the exchange rate between the Renminbi and the United States dollar was 8.26 Renminbi to every one United States dollar.

We may face obstacles from the communist system in The Peoples Republic of China.

         Foreign companies conducting operations in The Peoples Republic of China face significant political, economic and legal risks. The Communist regime in The Peoples Republic of China, including a stifling bureaucracy, may hinder Western investment. Another obstacle to foreign investment is corruption. There is no assurance that we will be able to obtain recourse, if desired, through The Peoples Republic of China's poorly developed and often corrupt judicial systems.

We may have difficulty establishing adequate management, legal and financial controls in The Peoples Republic of China.

         The Peoples Republic of China historically has been deficient in Western style management and financial reporting concepts and practices, as well as in modern banking, computer and other control systems. We may have difficulty in hiring and retaining a sufficient number of qualified employees to work in The Peoples Republic of China. As a result of these factors, we may experience difficulty in establishing management, legal and financial controls, collecting financial data and preparing financial statements, books of account and corporate records and instituting business practices that meet Western standards.

Trade barriers and taxes may have an adverse effect on our business and operations.

         We may experience barriers to conducting business and trade in our targeted emerging markets in the form of delayed customs clearances, customs duties and tariffs. In addition, we may be subject to repatriation taxes levied upon the exchange of income from local currency into foreign currency, substantial taxes of profits, revenues, assets and payroll, as well as value-added tax . The markets in which we plan to operate may impose onerous and unpredictable duties, tariffs and taxes on our business and products, and there can be no assurance that this will not have an adverse effect on our finances and operations.

It will be extremely difficult to acquire jurisdiction and enforce liabilities against our officers, directors and assets based in The Peoples Republic of China.

         Because several of our directors, including Wei Shi Wang, the chairman of our Board of Directors, are Chinese citizens it may be difficult, if not impossible, to acquire jurisdiction over these persons in the event a lawsuit is initiated against AXM Pharma and/or its officers and directors by a shareholder or group of shareholders in the U.S. Also, although our executive officers are

U.S. citizens, because they may be residing in The Peoples Republic of China at the time such a suit is initiated achieving service of process against such persons would be extremely difficult. Furthermore, because the majority of our assets are located in The Peoples Republic of China it would also be extremely difficult to access those assets to satisfy an award entered against us in U.S. court.

There can be no guarantee that The Peoples Republic of China will comply with the membership requirements of the World Trade Organization.

         Due in part to the relaxation of trade barriers following World Trade Organization accession in January 2002, we believe The Peoples Republic of China will become one of the world's largest pharmaceutical markets by the middle of the twenty-first century. As a result, we believe the Chinese market presents a significant opportunity for both domestic and foreign drug manufacturers. With the Chinese accession to the World Trade Organization, the Chinese pharmaceutical industry is gearing up to face the new patent regime that is required by World Trade Organization regulation. The Chinese government has begun to reduce its average tariff on pharmaceuticals. The Peoples Republic of China has also agreed that foreign companies will be allowed to import most products, including pharmaceuticals, into any part of The Peoples Republic of China. Current trading rights and distribution restrictions are to be phased out over a three-year period. In the sensitive area of intellectual property rights, The Peoples Republic of China has agreed to implement the trade-related intellectual property agreement of the Uruguay Round. There can be no assurances that The Peoples Republic of China will implement any or all of the requirements of its membership in the World Trade Organization in a timely manner, if at all.

The recent outbreak of Severe Acute Respiratory Syndrome (SARS) may adversely impact our operations and the operations of our contract manufacturers and distributors.

            The SARS outbreak has been most notable in Asia, in particular The Peoples Republic of China, Singapore and Vietnam. Our principal administrative, sales, marketing and production development facilities are located in the Northern portion of The Peoples Republic of China and the operations of all of our contract manufacturers and distributors are located in The Peoples Republic of China, as well. The development, manufacture, marketing and distribution of our pharmaceutical products could suffer if a significant number of our employees or the employees of our contract manufacturers or distributors contract SARS or otherwise are unable to fulfill their responsibilities. In addition, while we possess technology that would allow us to develop and market products with minimal travel to or from Asia, our business could also be harmed if travel to or from Asia and the United States is restricted or inadvisable. Because of our relatively small size, many of our competitors may be better able to withstand the adverse impact to their businesses resulting from the SARS outbreak.

RISKS RELATING TO OWNERSHIP OF COMMON STOCK

There may not be sufficient liquidity in the market for our securities in order for investors to sell their securities.

         There is currently only a limited public market for our common stock, which is listed on the American Stock Exchange, and there can be no assurance that a trading market will develop further or be maintained in the future. During the month of February 2004, our common stock traded an average of approximately 55,000 shares per day. As of March 25, 2004, the closing bid price of our common stock on the American Stock Exchange was $ 5.21 per share. As of March 25, 2004, we had approximately 114 shareholders of record not including shares held in street name. In addition, during the past two years our common stock has had a trading range with a low price of $.09 per share and a high price of $7.30 per share.

The fact that our directors and officers own approximately 38.65% of our capital stock may decrease your influence on shareholder decisions.

         Our executive officers and directors, in the aggregate, beneficially own approximately 38.65% of our capital stock. As a result, our officers and directors, will have the ability to influence our management and affairs and the outcome of matters submitted to shareholders for approval, including the election and removal of directors, amendments to our bylaws and any merger, consolidation or sale of all or substantially all of our assets.

The outstanding warrants may adversely affect AXM Pharma in the future and cause dilution to existing Shareholders.

         The holders of the warrants have until August 21, 2008, September 12, 2008, and December 31, 2008, respectively, to exercise their warrants. There are currently 3,333,750 warrants outstanding, which are exercisable at a price of $3.00 per share, subject to adjustment in certain circumstances. Exercise of the warrants may cause dilution in the interests of other shareholders as a result of the additional common stock that would be issued upon exercise. In addition, sales of the shares of our common stock issuable upon exercise of the warrants could have a depressive effect on the price of our stock, particularly if there is not a coinciding increase in demand by purchasers of our common stock. Further, the terms on which we may obtain additional financing during the period any of the warrants remain outstanding may be adversely affected by the existence of these warrants as well.

ITEM 7.  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The following Financial Statements required by this item appear at the end of this report:

         Report of Independent Public Accountant

         Balance Sheet as of December 31, 2003

         Statement of Operations - For the years ended December 31, 2002, and 2003.

         Statement of Stockholders Equity - For the years ended December 31, 2002, and 2003.

         Statement of Cash Flows - For the years ended December 31, 2002, and 2003.

         Notes to Financial Statements


ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANICAL DISCLOSURES

We have had no disagreements with our certified public accountants with respect to accounting practices or procedures or financial disclosure.

ITEM 8A. CONTROLS AND PROCEDURES

EVALUATION AND DISCLOSURE CONTROLS AND PROCEDURES

         The Company, under the supervision and with the participation of the Company's management, including the Company's Chief Executive Officer and Chief Financial Officer, has evaluated the effectiveness of the design and operation of the Company's "disclosure controls and procedures," as such term is defined in Rules 13a-15e promulgated under the Exchange Act as of this report. Based upon the evaluation, the Chief Executive Officer and Chief Financial Officer has concluded that the Company's disclosure controls and procedures were effective as of the end of the period covered by this report to provide reasonable assurance that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and report within the time periods specified in SEC rules and forms.

CHANGES IN INTERNAL CONTROLS

         There have been no changes in internal controls or in other factors that could significantly affect those controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


PART III.

ITEM 9.  DIRECTORS AND EXECUTIVE OFFICERS OF REGISTRANT

         The following table and text set forth the names and ages of all directors and executive officers of AXM Pharma as of March 25, 2004. The Board of Directors is comprised of only one class. All of the directors will serve until the next annual meeting of shareholders, which is anticipated to be held in April of 2004, and until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal. To date we have not had an annual meeting. There are no family relationships among directors and executive officers. Also provided herein are brief descriptions of the business experience of each director and executive officer during the past five years and an indication of directorships held by each director in other companies subject to the reporting requirements under the Federal securities laws.


NAME                            AGE           POSITION
----                            ---           --------
Wang Wei Shi                     45           Chairman
Douglas C. MacLellan             47           Vice Chairman
Peter W. Cunningham              47           Chief Executive Officer, President
Mark H. Elenowitz                34           Director
Mark J. Bluer                    41           Director
Chet Howard                      61           Chief Financial Officer
Montgomery F. Simus              36           Director
Chaoying (Charles) Li            33           Director

          MS. WANG WEI SHI, CHAIRMAN. Ms. Wang became Chairman of AXM Pharma when we acquired Werke Pharmaceuticals, Inc. in March 2003 and has been Chairman of Shenyang Tianwei Werke Pharmaceuticals and Vice-Chairman of Werke Pharmaceuticals, Inc. since December 2000. From 1999 until December 2000, Ms. Wang was Chairman and General Manager of Shenyang Tianwei Pharmaceutical
Factory, Ltd., a predecessor to Shenyang Tianwei Werke Pharmaceuticals. Since May 1996, she has also been Chairman of Liaoning Shenda Import and Export Company, a Chinese import/export company. From 1984 through 1988, Ms. Wang was the Manager of the Finance Department of the Shenyang Five Mineral Import and Export Company, a Chinese import/export company. Ms. Wang attended Beijing University and Shenyang University and studied financial management, accounting and economics.

         MR. DOUGLAS C. MACLELLAN, VICE-CHAIRMAN. Mr. MacLellan became Vice-Chairman of AXM Pharma in connection with our acquisition of Werke
Pharmaceuticals,  Inc.  in  March  2003  and has  been  Vice-Chairman  of  Werke
Pharmaceuticals, Inc. since October 2000 and Vice Charman of the Board of Directors of Shenyang Tianwei Werke Pharmaceutical Co., Ltd. since December 2000. Mr. MacLellan is a venture capitalist and business incubation executive. He holds significant expertise in developing and financing Chinese-based businesses, particularly in the telecommunications, software and Internet industries. Since May 1992, Mr. MacLellan has been President and Chief Executive Officer of the MacLellan Group, Inc., a privately-held business incubator and financial advisory firm. From March 1998 through October 2000, Mr. MacLellan was the co-founder and a significant shareholder of Wireless Electronique, Ltd., a China-based telecommunications company having joint venture operations with China Unicom (NASDAQ: CHU) in Yunnan, Inner Mongolia and Ningxia provinces. He is also a co-founder and, since May 1997, has been a director of Datalex Corporation, a Canadian-based legacy software solution provider. Mr. MacLellan is also a member of the board of directors and chairman of the audit committee of AMDL, Inc. (AMEX: ADL), a publicly-held biotechnology firm. From November 1996 to March 1998, Mr. MacLellan was co-Chairman and an Investment Committee member of the Strategic East European Fund. From November 1995 to March 1998, Mr. MacLellan was President, Chief Executive Officer and a Director of PortaCom Wireless, Inc., a company engaged as a developer and operator of cellular and wireless telecommunications ventures in selected developing world markets. Mr. MacLellan is a former member of the board of directors and co-founder of FirstCom Corporation (NASDAQ: FCLX), an international telecommunications company that operates a competitive access fiber and satellite network in Latin America, which became AT&T Latin America (NASDAQ: ATTL) in August 2000. During 1996, he was also the Vice-Chairman of Asia American Telecommunications (now Metromedia China Corporation), a majority-owned subsidiary of Metromedia International Group, Inc. (AMEX: MMG). Mr. MacLellan was educated at the University of
Southern California in economics and finance, with advanced training in classical economic theory.

         MR. PETER W. CUNNINGHAM, CHIEF EXECUTIVE OFFICER, PRESIDENT. Mr. Cunningham was appointed as our Chief Operating Officer in August 2003 and promoted to the positions of Chief Executive Officer and President in September 2003. He is a known pharmaceutical industry advisor with extensive experience in creating increased market share for new and existing ethical drug and over-the-counter pharmaceutical products. He has more than 15 years of experience working in the healthcare industries in the Asia Pacific region. Since 1997 Mr. Cunningham has been an independent consultant to the pharmaceutical industry. From 1994 to 1997, he was the Principal Consultant in the firms Marc J Consultants & Coopers & Lybrand / Marc J Consultants Healthcare Industry Practice. He is the former General Manager of Sterling Drug Singapore (1983 to 1985), where he was the youngest General Manager in the company's history. He held regional management positions with Rhone Poulenc Rorer from 1987 to 1990, and Becton Dickinson from 1990 to 1994. While at Becton Dickinson, he held additional responsibility as a member of an internal strategy advisory team comprising headquarters staff and visionary management from various operations worldwide. Mr. Cunningham received his MBA from The George Washington University and a B.A. from the State University of New York and is a Research Fellow at the American Red Cross National Headquarters.

         MR. MARK H. ELENOWITZ, DIRECTOR. Mr. Elenowitz became a Director of AXM Pharma in connection with our acquisition of Werke Pharmaceuticals, Inc. in March 2003. Mr. Elenowitz was a co-founder and since July 2001, has been a managing director of TriPoint Capital Advisors, LLC, a consulting firm, where he is responsible for the overall corporate development of TriPoint and assisting its clients with corporate and general business development. From September 2001 to March 2002, Mr. Elenowitz was a Director and President of Image World Media, Inc. (Pink sheet: IMWI), an international media company specializing in the production and distribution of various media content for worldwide distribution across multiple media platforms, such as traditional television, film and the Internet. From February 1998 to October 2001, Mr. Elenowitz was Co-Chairman and Managing Director of GroupNow!, Inc., a financial consulting firm. He was also a founder, and since 1996 has been the senior managing director of Investor Communications Company, LLC, a national investor relations firm. Mr. Elenowitz has held Series 7 and 63 licenses as a broker, and has held a Series 24 license at a regional brokerage firm. Mr. Elenowitz is a graduate of the University of Maryland School of Business and Management, with a BS in Finance.

         MR. MARK J. BLUER, DIRECTOR. Mr. Bluer is the most recent addition to AXM Pharma's Board of Directors; he joined the AXM Pharma team on February 25, 2004. Mr. Bluer is a founder and managing partner of Bluer and Bluer, LLP, which was founded in 2000 and is a San Francisco bay area based law firm primarily focused on business and employment litigation. Mr. Bluer personally represents clients through all stages of litigation and many cases involve parties from China or disputes involving transactions between China and the United States. Prior to founding Bluer and Bluer, Mr. Bluer served as Deputy Chief Representative for the Beijing Representative office of the law firm CHA & PAN from 1997 to 1999. Mr. Bluer represented various American clients of the firm with business interests in China. Mr. Bluer's first attorney position was with Kern, Noda, Devine & Segal from 1992 to 1995. Mr. Bluer was enrolled in the Taipei Language Institute where he took tutorial classes in Mandarin Chinese from 1985 to 1986 and now has over 14 years experience speaking and reading Mandarin Chinese. Mr. Bluer also has a BA in Business Economics and History, from the University of California, Santa Barbara. In 1990, Mr. Bluer received his JD from Santa Clara University School of Law and has been an active member of the California State Bar since 1991.

         MR. CHET HOWARD, CFO. Mr. Chet Howard has over 30 years of financial management experience working with a variety of early stage and growth companies. Since January 2000, Mr. Howard has maintained a consulting practice that specializes in SEC reporting and Sarbanes-Oxley compliance. His clients have included Amerimmune Pharmaceuticals, Inc., Mandalay Resorts, Inc. and Smart Chip Technologies, Inc. From January 2001 to December 2002, Mr. Howard was Executive Vice President and CFO of AirCard Cellular, Inc., where he organized the finance department, implemented the accounting system and helped develop the business plan. Prior to AirCard, he was Senior Vice President and CFO of Big
Hub.com, Inc., where he was responsible for all aspects of taking the company public and instrumental in raising $7.5 million. Before joining Big Hub.com, he was Executive Vice President and CFO of USA Service Systems, Inc., a marketing and merchandising company with clients such as Sam's Club, Wal-Mart, Walgreen's and Sears. Mr. Howard was also Executive Vice President and CFO of InterAmericas Communication Corp (now AT&T Latin American) and Executive Vice President and CFO of HQ Office Supplies Warehouse, Inc, where he managed the sale of the company to Staples, Inc. Previously, he helped develop the business plan and manage venture capital investment as Senior Vice President, CFO and a co-founder of the Sports Authority, Inc. In addition to these corporate positions, Mr. Howard has eight years of experience as a consultant where he has prepared IPO's, several secondary offering documents and assisted company executives with SEC filings on a regular basis. Mr. Howard holds both an MBA and BS degree (Accounting Major) from California State Poly University and has attended numerous seminars to maintain current expertise in SEC reporting and other corporate goverence matters.

         MR. MONTGOMERY FRANK SIMUS, DIRECTOR. Mr. Simus has more than nine years of experience working in Central and Southeast Asia, including a unique combination of information and communications technology expertise and international development and team-building experience. Since August 2002, he has been President, CEO and founder of Golden Asia Ventures, a management consultancy that focuses on strategic business and technology investments partnerships between Asian and North American organizations. From 2001 to 2002, Mr. Simus was a Vice President at CEM Investments, where he focused on early-stage commercial and residential real estate and mezzanine financing opportunities. Prior to CEM Investments, he worked as an Alliance Manager in the Institutional Business Development Group at Financial Engines, Inc. from

September 1999 to January 2001. Before joining Financial Engines, Inc., Mr. Simus held a variety of technology and finance related positions with various international firms, including AES Corporation, Lehman Brothers Asia Limited (Hong Kong), Hong Kong and Shanghai Banking Corporation Limited (Hong Kong), Oracle Corporation and EDS Limited. Mr. Simus also previously managed the implementation of a multi-million dollar international aid project portfolio focused on telecommunications, aviation, and parastatal reform for the United Nations Development Program in Kenya. He graduated from Harvard University's John F. Kennedy School of Government with a Masters Degree in Public Policy focused on International Development. He has a BA in History from Yale University and is functional in French, Mandarin Chinese and Russian.

         MR. CHAOYING (CHARLES) LI, DIRECTOR. Mr. Li is a registered lawyer and trademark attorney in the People's Republic of China where he specializes in foreign investments in China, mergers and acquisitions, joint venture structure and formations and intellectual property and technology law. Since August 2001, he has been a partner at T&C Law Offices in Beijing. Prior to joining T&C, Mr. Li was a founder and general counsel of Bookoo, Inc., a pioneer in the e-book marketplace and one of the first Internet companies in Greater China that extensively emphasized the management of intellectual property rights from January 2000 to August 2001. Before the founding of Bookoo, Inc., Mr Li spent over 4 years from August 1995 to December 1999 working for Cha & Cha, an international law firm specializing in Telecom, Internet and joint venture law. He received a Master of Laws from the University of Ottawa in 2003 and both a Master of Laws in July 1999 and Bachelor of Laws in July 1996 from Peking University, majoring in Intellectual Property Law. He also has earned BS in Mathematics in July 1995 from Peking University. Mr. Li has written numerous academic and professional articles that are widely published internationally and in Mainland China, Hong Kong and Taiwan. Mr. Li is fluent in English and Mandarin. He also completed an internship at Gowling Lafleur Henderson LLP in Ottawa, Canada in 2003.

AUDIT COMMITTEE FINANCIAL EXPERT AND IDENTIFY AUDIT COMMITTEE:

     The Audit Committee focuses its efforts on assisting our Board of Directors to fulfill its oversight responsibilities with respect to AXM Pharma's:

        o Quarterly and annual consolidated financial statements and financial information filed with the Securities and Exchange Commission;

        o   System of internal controls;

        o   Financial accounting principles and policies;

        o   Internal and external audit processes; and

        o   Regulatory compliance programs.

         The committee meets periodically with management to consider the adequacy of AXM Pharma's internal controls and financial reporting process. It also discusses these matters with AXM Pharma's independent auditors and with appropriate financial personnel employed by AXM Pharma. The committee reviews our financial statements and discusses them with management and our independent auditors before those financial statements are filed with the Securities and Exchange Commission. The committee met 3 times in fiscal 2003.

         The committee has the sole authority to retain and dismiss our independent auditors and periodically reviews their performance and independence from management. The independent auditors have unrestricted access and report directly to the committee.

AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board has determined that the Chairman of the committee, Mr. MacLellan is an "audit committee financial expert" as that term is defined in
Item 401(e) of Regulation S-B and "independent" for purposes of currently adopted American Stock Exchange listing standards and Section 10A(m)(3) of the Securities Exchange Act of 1934. Mr. MacLellan is also currently the Chairman of the Audit Committee of AMDL, Inc. a company also listed on the American Stock Exchange. Our Board of Directors has determined that such simultaneous service does not impair the ability of Mr. MacLellan to effectively serve as the Chairman of AXM Pharma's Audit Committee.


COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         On December 26, 2003, our officers, Directors and 10% or greater shareholders became subject to the requirements of Section 16(a) of the Securities Exchange Act by virtue of our common stock becoming registered pursuant to Section 12 of the Securities Exchange Act on such date. As a result, each of our officers, directors and 10% or greater shareholders were required on that date to file a Form 3 reporting their beneficial ownership of AXM Pharma's securities at such date. Although all of the required Form 3s have now been filed as required by the Securities Exchange Act, Peter Cunningham, Lan Hao, Doug MacLellan, Mark Elenowitz, Tongbo Wang and Wang Wei Shi all filed their initial statements of beneficial ownership on Form 3 late. Other than as set forth herein, we believe that all reports, which our officers, Directors and 10% or greater shareholders were required to file in fiscal 2003, pursuant to
Section 16(a) of the Securities Exchange Act, have been timely filed.

CODE OF ETHICS

         The Company has always encouraged its employees, including officers and directors to conduct business in an honest and ethical manner. Additionally, it has always been our policy to comply with all applicable laws and provide accurate and timely disclosure. Although we did not have a formal written code of ethics for the 2003 fiscal year, due to the abundance of tasks associated with our gaining entrance to a public stock exchange. In March 2004, our Board adopted formal written codes of ethics for both our executive officers and for our directors.

         Our codes of ethics are designed to deter wrongdoing and promote honest and ethical conduct and compliance with applicable laws and regulations. These codes also incorporate our expectations of our executives that enable us to provide accurate and timely disclosure in our filings with the Securities and Exchange Commission and other public communications. Our codes of ethics is posted on our website, www.axmpharma.com. Any future changes or amendments to our code of ethics, and any waiver of our codes of ethics will also be posted on our website when applicable.

ITEM 10. EXECUTIVE COMPENSATION



                             EXECUTIVE COMPENSATION



                           Summary Compensation Table



                                                                   Long Term Compensation
                                                                 ----------------------------- -----------
ANNUAL COMPENSATION                                              AWARDS                        Payouts
                                                                 ----------------------------- -----------
---------------------------------------------------------------- ----------------------------- -----------
 (a)                 (b)         (c)         (d)       (e)       (f)         (g)               (h)         (i)



                                                        Other                 Securities                    All
 Name                                                   Annual    Restricted  Under-                        Other
 And                                                    Compen-   Stock       lying            LTIP         Compen-
 Principal                                              sation    Award(s)    Options/         Payouts      sation
                                                                    ($)       SARs (#)         ($)            ($)

Position             Year        Salary($)   Bonus($)     ($)
---------------------------------------------------------------- ----------------------------- ----------- -----------

Peter W. Cunningham, 2003        $50,000        0          0      $208,335     41,667              0           0
President, CEO,      2002         0             0          0
                     2001         0             0          0
Lan Hao              2003         40,000        0          0      $500,000    100,000              0           0
CFO, Director,       2002         0             0          0
                     2001         0             0          0



Option/SAR in Last Fiscal Year
                               (Individual Grants)

--------------------------------------------------------------------------------------------------------------


Name                                Number of        Percent of total          Exercise or     Expiration
                                    Securities       options/SARs              base price      date
                                    Underlying       granted to                 ($/Sh)
                                    Options/SARs     employees in
                                    Granted (#)      fiscal year
--------------------------------------------------------------------------------------------------------------
(a)                                 (b)              (c)                       (d)             (e)

Peter W. Cunningham(1),              0                0                         0               N/A
President, CEO

Lan S. Hao(2)                        0                0                         0               N/A
CFO, Director

     (1) Does not include 400,000 incentive stock options authorized by our Board of Directors exercisable at $3.90 per share which are subject to ratification of the "2004 Qualified and Nonstatutory Stock Option Plan" by our Shareholders at the next annual meeting.
     (2) Does not include 25,000 incentive stock options authorized by our Board of Directors exercisable at $3.90 per share which are subject to ratification of the "2004 Qualified and Nonstatutory Stock Option Plan" by our Shareholders at the next annual meeting.


BOARD OF DIRECTORS

         Our directors who are employees do not receive any compensation from AXM Pharma for services rendered as directors. Outside directors receive $3,000 a month for serving on the Board of Directors. Members of the Audit Committee receive an additional $1,500 per month and the chairman of the Audit Committee receives an additional $9,000 per month. The chairpersons of the other two board committees receive an additional $4,500 per month. The Vice-chairman of the Board receives an additional $6,000 for service in such position, in addition to any other payments to which he is entitled, and our Chairperson of the Board is paid a flat fee of $20,000 per month. All board members are entitled to participate in AXM Pharma's health insurance plan. In January 2004, our Board of Directors authorized the issuance of 910,000 stock options exercisable at $3.90 per share to members of our Board of Directors and an additional 40,000 stock options exercisable at 5.70 per share. The foregoing options are subject to ratification of the "2004 Qualified and Nonstatutory Stock Option Plan" by our Shareholders at the next annual meeting.

EMPLOYMENT AGREEMENTS

         In August 2003, we entered into an employment agreement with Peter Cunningham, our President and Chief Executive Officer. Although he was originally hired to serve as our Chief Operating Officer, in September 2003, Mr. Cunningham was promoted to the positions of President and Chief Executive
Officer. At the time of his promotion, other than the change in his responsibilities, the terms of Mr. Cunningham's employment agreement remained the same. Pursuant to the terms of his agreement with AXM Pharma, Mr. Cunningham shall be paid not less than $120,000 per year for his services. In January 2004, our Board of Directors increased Mr. Cunningham's salary from $120,000 per year to $240,000 per year. In addition, Mr. Cunningham is entitled to receive a stock grant of 250,000 shares of our common stock, which shall be issued and vest in equal installments every six months (41,667 per six month period) beginning in August 2003. Mr. Cunningham is also entitled to health insurance and such other bonus and incentives as the Board of Directors, in its discretion, shall authorize. Mr. Cunningham's salary, bonus and incentives shall be reviewed yearly by our Board of Directors and compensation committee with the goal of bringing Mr. Cunningham's salary in line with industry standards. The term of Mr. Cunningham's agreement with AXM Pharma is one year, but the agreement shall automatically renew on the first and second anniversary dates of the agreement unless either AXM Pharma or Mr. Cunningham provides written notice to the other not less than 60 days prior to the anniversary date that they do not wish to renew the agreement, in which case the agreement shall expire on the day prior to the anniversary date. The employment agreement may be terminated for good cause by either party in the event of a material breach of the employment agreement by either party or in the case of Mr. Cunningham of a change in control of AXM Pharma. In the event of termination with good cause by Mr. Cunningham or without good cause by AXM Pharma, Mr. Cunningham is entitled to three months severance plus bonus and incentives earned to that date and relocation to Los Angeles, California. In the event that Mr. Cunningham is terminated for good cause by the Company or terminates the agreement without good cause he will only be entitled to payment of his salary, bonus and incentives earned to the date of termination and relocation to Los Angeles, California. Mr. Cunningham's agreement requires that he keep confidential any proprietary information acquired while employed and upon termination of his employment. He is also prohibited from soliciting any employees of AXM Pharma for a period of one year following his termination for any reason.

         In September 2003, we entered into employment agreement with Lan Hao, our former Chief Financial Officer. Pursuant to the terms of his agreement with AXM Pharma, Mr. Hao was entitled to be paid $120,000 per year for his services. In addition, Mr. Hao received a stock grant of 100,000 shares of our common stock, health insurance and such other bonus and incentives as the Board of Directors, in its discretion, shall authorize. The term of Mr. Hao's employment agreement is one year but the agreement may be terminated by either party with or without cause on 30 days written notice. In the event of termination with good cause by Mr. Hao or without good cause by AXM Pharma, Mr. Hao is entitled to three months severance pay plus bonus and incentives earned to that date. In the event that Mr. Hao is terminated for good cause by the Company or terminates the agreement without good cause he will only be entitled to payment of his salary, bonus and incentives earned to the date of termination. Mr. Hao is not subject to any restrictive covenants in his employment agreement. In March 2003 Mr. Hao voluntarily resigned from his position as our Chief Financial Officer. He is not entitled to any severance pay as a result of his voluntary resignation.

STOCK OPTION PLANS

         In January of 2004, our Board of Directors approved the "2004 Qualified and Nonstatutory Stock Option Plan." The Board of Directors reserved 3,000,000 shares of the Company's common stock to be issued in the form of incentive and/or non-qualified stock options for employees, directors and consultants to AXM. As of March 25, 2004, our Board of Directors, authorized the issuance of 2,040,000 options to employees, directors and consultants. The stock option plan and the options authorized thereunder are subject to ratification of the stock option plan by our Shareholders at our next annual meeting.


ITEM 11. SECURITY OWNERSHIP OF MANANGEMENT AND BENEFICIAL OWNERS


         As used in this section, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose of or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, subject to community property laws where applicable.

         As of March 25, 2004, we had a total of 14,807,780 shares of common stock and 3,285,000 shares of preferred stock issued and outstanding, which are the only issued and outstanding voting equity securities of AXM Pharma. Shares of preferred stock vote on as converted basis with the common stock. At the date of this filing, each share of Preferred Stock is convertible into one share of common stock.

BENEFICIAL OWNERS OF MORE THAN 5% OF OUR COMMON STOCK AND PREFERRED STOCK

         The following table sets forth, as of March 25, 2004, the names and addresses of each beneficial owner of more than five percent (5%) of our common stock and Preferred Stock (taken together as one class) known to us (other than as set forth under "Security Ownership of Management" below), the number of shares of common stock and Preferred Stock beneficially owned by each such person, and the percent of our common stock and Preferred Stock so owned. Each person has sole voting and investment power with respect to the shares of our common stock and Preferred Stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock and Preferred Stock, except as otherwise indicated.

                                      Amount and Nature of        Percentage
Name and Address                      Beneficial Ownership        Of Voting of
                                                                 Securities (1)
Byrle Lerner                          1,000,000                   5.53%
2904 Via Campesina
Palo Verdes Estates, CA 90274

Gryphon Master Fund, L.P.             1,807,469                   9.99%
500 Crescent Court
Suite 270
Dallas, Texas  75201


SF Capital Partners Ltd.                925,000                   5.11%
c/o Staro Asset Management, LLC
3600 South Lake Drive
St. Francis, Wisconsin 53235


----------------

(1) All Percentages have been rounded up to the nearest one hundredth of one percent.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of March 25, 2003, the names and addresses of each director and executive officer, the number of shares of our common stock and Preferred Stock beneficially owned, and the percentage of our common stock and Preferred Stock so owned, by each such person. Each person has sole voting and investment power with respect to the shares of our common stock and Preferred Stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock and Preferred Stock, except as otherwise indicated.

                                                                Percentage
                                      Amount and Nature of      Of Voting of
Name and Address                      Beneficial Ownership      Securities (1)

Douglas C. MacLellan                  533,672(1)                2.95%
8324 Delgany Avenue
Playa Del Rey, California 90293

Peter W. Cunningham                   71,667(2)                 0.40%
755 Promontory Point Drive West
Newport Beach, California 92660

Mark Elenowitz                        225,160 (3)               1.24%
400 Professional Drive, Suite 310
Gaithersburg, MD 20879

Ms. Wang Wei Shi                      6,027,000 (4)             33.31%
46 Wen An Road
Building 4, 5th Floor
Shenyang, Liaoning, The Peoples
Republic of China 110003

Mr. Mark Bluer                        25,000                     0.14%
945 Magnolia Avenue, #77
Larkspur, CA 94939

Mr. Montgomery Simus                  0                          0%
33 Haight Street, Apt. #8
San Francisco, CA 94111

Mr. Chet Howard                       0                          0%
11792 Lily Rubin Ave.
Las Vegas, NV 89138

Chaoying (Charles) Li                 110,000                    0.61%
14/F, Building A, Huixium Plaza,
No.8 Beisihuan Zhong Road
Chaoyang District, Beijing 100101,
P.R. China
All directors and officers as a       6,992,499(5)              38.65%
group (6 persons)

-------------------
(1) Includes 475,000 shares owned by Mr. MacLellan directly, 48,500 shares owned by The MacLellan Group, Inc., which is owned by Mr. MacLellan, and 16,953 shares owned by Broadband Access Market Space, Ltd., a company in which Mr. MacLellan owns 60% of the outstanding shares.



(2) Includes 41,667 shares owned by Mr. Cunningham directly and 30,000 shares owned by Rabelaisian Resources, Plc., a company owned by Mr. Cunningham. In addition to the shares listed herein Mr. Cunningham is entitled to receive an additional 208,333 shares of our common stock over the next three years pursuant to his employment agreement with AXM Pharma which provides that Mr. Cunningham is entitled to receive a stock grant of 250,000 shares of our common stock, which shall be issued and vest in equal installments every six months (41,667 per six month period) beginning in August 2003.

(3)  Includes (i) 201,160 shares  indirectly owned by MHE, Inc. (a company owned
     100% by Mark Elenowitz) as a result of its 40% ownership interest of TriPoint Capital Holdings, LLC, which owns 502,900 shares of common stock, and (ii) 24,000 shares owned by Investor Communications Company, LLC, a company which is owned by MHE, Inc.

(4) Includes 3,117,000 shares owned by Ms. Wang directly and 2,910,000 shares owned by members of her immediate family.

(5) The amounts listed herein do not include stock options authorized by the Board of Directors which are subject to ratification of the 2004 "Qualified and Nonstatutory Stock Option Plan" by our shareholders at the next annual meeting. The following option grants were approved by the Board: Ms Wang
     300,000 options, Mr. MacLellan 400,000 options, Mr. Cunningham 400,000, Mr.
     Elenowitz 160,000 options, and Mr. Li 100,000 options. All of the foregoing options have a proposed exercise price of $3.90 per share. In addition on February 24, 2004, the Board of Directors authorized the issuance of 40,000 options to Mr. Bluer at an exercise price of $5.70 per share.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

                      EQUITY COMPENSATION PLAN INFORMATION
PLAN CATEGORY                   NUMBER OF SECURITIES TO BE   WEIGHTED-AVERAGE EXERCISE    NUMBER OF SECURITIES
-------------                   ---------------------------  --------------------------   --------------------
                                ISSUED UPON EXERCISE OF      PRICE OF OUTSTANDING         REMAINING AVAILABLE FOR
                                ------------------------     ---------------------        -----------------------
                                OUTSTANDING OPTIONS,         OPTIONS, WARRANTS AND        FUTURE ISSUANCE UNDER
                                ---------------------        ----------------------       ---------------------
                                WARRANTS AND RIGHTS          RIGHTS                       EQUITY COMPENSATION PLANS
                                -------------------          ------                       -------------------------
                                                                                          (EXCLUDING SECURITIES
                                                                                          ---------------------
                                                                                          REFLECTED IN COLUMN (A)
                                                                                          -----------------------

                                      (A)                           (B)                         (C)



EQUITY COMPENSATIONS PLANS      0                            0                            0
APPROVED BY SECURITY HOLDERS

EQUITY COMPENSATION PLANS NOT   0                            0                            0
APPROVED BY SECURITY HOLDERS

TOTAL                           0                            0                            0


CHANGES IN CONTROL

         As of the date of this filing, there are no arrangements which may result in a change in control of AXM Pharma, Inc.


ITEM 12. CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTION

         We are party to a consulting agreement with TriPoint Capital Advisors, LLC, a company in which Mark Elenowitz, a director and significant shareholder of AXM Pharma, indirectly owns a 40% interest. Pursuant to the terms of the consulting agreement, we are required to pay TriPoint a monthly fee of $10,000. The current agreement between Tripoint Capital Advisors and AXM Pharma has a one-year term and is terminable by either party, with or without cause, upon 30 days written notice. Additionally, on May 1, 2002, pursuant to the terms of a previous consulting agreement with TriPoint, Werke Pharmaceuticals, Inc., our wholly owned subsidiary issued TriPoint 500,000 shares of its common stock, which shares were exchanged pursuant to the terms of our share exchange agreement with the shareholders of Werke Pharmaceuticals, Inc. into shares of AXM Pharma common stock. In addition, Werke Pharmaceuticals, Inc. is party to a consulting agreement with Investor Communications Company, LLC , a company in which Mark Elenowitz directly benefits from 20% of the stock compensation received from the Company. Pursuant to the terms of the consulting agreement, Werke Pharmaceuticals, Inc. is required to pay Investor Communications Company, LLC a monthly fee of $5,000 and issued to Investor Communications Company, LLC 120,000 shares of its common stock which were subsequently converted into shares of AXM Pharma common stock as a result of the Share Exchange.

         On September 12, 2002, Byrle Lerner, a significant shareholder of AXM Pharma, made a capital contribution of $100,000 to Werke Pharmaceuticals, Inc. to provide working capital for Werke Pharmaceuticals, Inc.'s United States administrative offices, including expenses for travel to The Peoples Republic of China by Werke Pharmaceuticals, Inc.'s U.S. employees and consultants. Mr. Lerner received shares of Werke Pharmaceuticals, which were later exchanged for shares of AXM Pharma pursuant to our share exchange with Werke Pharmaceuticals, in consideration for his capital contribution.

         In September 2003, we engaged Amaroq Capital, LLC, to provide advice regarding business development and to identify and review potential merger and acquisition candidates in Asia. Amaroq Capital will be paid $5,000 per month for its services and is entitled to receive additional compensation in connection with mergers or acquisitions that it identifies or for which it provides substantive assistance to AXM Pharma. The current agreement with Amaroq Capital is for a six month term and is terminable only upon the mutual written consent of AXM Pharma and Amaroq Capital. Amaroq Capital is owned by Joseph Cunningham, brother of Peter Cunningham, our President and Chief Executive Officer.

         In April 2003, we engaged Rabelaisian Resources, Plc., to provide consulting services for AXM Pharma. Rabelaisian Resources' agreement expired in August 2003. Rabelaisian Resources is owned by Peter Cunningham, who is currently our President and Chief Executive Officer. In August 2003, Mr. Cunningham was hired as our Chief Operating Officer and was promoted to the positions of President and Chief Executive Officer following the resignation of That Ngo from such positions in September 2003.



ITEM 13. EXHIBITS, FINANICAL STATEMENTS AND REPORTS ON FORM 8-K

(a) The following documents are filed as part of this report: Financial Statements (appearing at the end of this report):

         Report of Independent Public Accountant

         Balance Sheet as of December 31, 2003

         Statement of Operations - For the years ended December 31, 2002, and 2003.

         Statement of Stockholders Equity - For the years ended December 31, 2002, and 2003.

         Statement of Cash Flows - For the years ended December 31, 2002, and 2003.

         Notes to Financial Statements


(b) Exhibits

         EXHIBIT NUMBER   DESCRIPTION
         --------------   -----------

            4.1*        Securities  Purchase  Agreement  dated as of August  21,
                        2003

            4.2*        Registration  Rights  Agreement  dated as of August  21,
                        2003

            4.3* Designation of Rights and Preferences of Series A Preferred Stock dated as of August 21, 2003

            4.4*        Form of Warrant to Purchase  Common Stock issued  August
                        21, 2003

            4.5**       Securities  Purchase Agreement dated as of September 12,
                        2003

            4.6**       Registration  Rights Agreement dated as of September 12,
                        2003

            4.7**       Form  of  Warrant  to  Purchase   Common   Stock  issued
                        September 12, 2003

            4.8**       Form  of  Warrant  to  Purchase   Common   Stock  issued
                        September 12, 2003

            4.9***      Securities  Purchase  Agreement dated as of December 30,
                        2003

            4.10***     Registration  Rights  Agreement dated as of December 30,
                        2003

            4.11*** Designation of Rights and Preferences of Series A Preferred Stock dated as of December 30, 2003

            4.12*** Form of Warrant to Purchase Common Stock issued December 31, 2003

            10.1****++  Employment Agreement of Peter W. Cunningham

            10.2****++  Employment Agreement of Lan S. Hao

            10.3****    Agreement for Processing  between Shenyang Tianwei Werke
                        Pharmaceutical    Co.,   Ltd.   and   Qiqihaer   No.   2
                        Pharmaceutical Factory

            10.4**** Agreement on Agency for Sale (Distribution) between Shenyang Taiwei Pharmaceutical Factory and Liaoning Weikang Medicine Co., Ltd.

            10.5****    Consulting Agreement with Tripoint Capital Advisors, LLC

            10.6****    Consulting Agreement with Amaroq Capital, LLC

            10.7****    Consulting    Services    Agreement   with    Woodbridge
                        Management, Ltd.

            10.8****    Consulting Agreement with Madden Consulting, Inc.

            10.9****    Investment   Banking   Agreement   with  Great   Eastern
                        Securities, Inc.

            10.10****   Investor Relations Agreement with the Aston Organization

            10.11+,++   Incentive and Nonstatutory Stock Option Plan

            14.1+       Code of Ethics for Board of Directors

            14.2+       Code of Ethics for Executive Officers

            21.1+       Subsidiaries of the Company

            31.1+ Certification of Chief Executive Officer pursuant to Rule 13a-14(a) Certification of Chief Executive Officer pursuant to Rule 13a-14(a)*

            31.2+ Certification of Chief Financial Officer pursuant to Rule 13a-14(a) Certification of Chief Financial Officer pursuant to Rule 13a-14(a)*

            32.1+ Certification of Chief Executive Officer pursuant to 18 U.S.C. 1350 Certification of Chief Executive Officer pursuant to 18 U.S.C. 1350*

            32.2+ Certification of Chief Financial Officer pursuant to 18 U.S.C. 1350 Certification of Chief Financial Officer pursuant to 18 U.S.C. 1350*

            99.1**** Form of lock-up agreement by officers, directors and 5% or greater shareholders

         * Incorporated herein by reference to Exhibits 10.1 to 10.4 of the Company's Current Report on Form 8-K Dated August 21, 2003.

         ** Incorporated herein by reference to Exhibits 10.1 to 10.5 of the Company's Current Report on Form 8-K Dated September 12, 2003.

         *** Incorporated herein by reference to Exhibits 10.1 to 10.4 of the Company's Current Report on Form 8-K Dated December 31, 2003

         **** Incorporated herein by reference to Exhibits 10.1 to 10.10 of the Company's Registration Statement on Form SB-2 Dated March 4, 2004.


         + Filed herewith

         ++Exhibit represents a management contract or compensatory plan or arrangement.

(c)  Reports on Form 8-K.

          1.   On October 1, 2003, we filed a report on Form 8-K  disclosing the
               fact  that  we  had  changed  our  corporate   name  from  "Axiom
               Pharmaceuticals, Inc." to "AXM Pharma, Inc."

ITEM 14. PRINCIPAL ACCOUNTANT FEES AND SERVICES-

(1) AUDIT FEES

The aggregate fees billed for professional services rendered by Malone & Bailey, PLLC, for the audit of the registrant's annual financial statements and review of the financial statements included in the registrant's Form 10-QSB or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2003 and 2002 were $6,280.00 and $4,800.00, respectively.

(2) AUDIT-RELATED FEES

The aggregate fees billed for professional services rendered by Malone & Bailey, PLLC, for "Audit-related fees" were $12,100.00, for issuance of consents in connection our Registration Statement on Form SB-2 originally filed on September 25, 2003, assistance with response to SEC comments to such Registration Statement and consultations regarding generally accepted accounting principles.

(3) TAX FEES

NONE

(4) ALL OTHER FEES

NONE

(5) AUDIT COMMITTEE POLICIES AND PROCEDURES

         Under its charter, the Audit Committee must pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for AXM Pharma by its independent auditors, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, which should nonetheless be approved by the Audit Committee prior to the completion of the audit. Each year the independent auditor's retention to audit our financial statements, including the associated fee, is approved by the committee before the filing of the previous year's annual report on Form 10-KSB. At the beginning of the fiscal year, the Audit Committee will evaluate other known potential engagements of the independent auditor, including the scope of work proposed to be performed and the proposed fees, and approve or reject each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor's independence from management. At each subsequent committee meeting, the auditor and management may present subsequent services for approval. Typically, these would be services such as due diligence for an acquisition, that would not have been known at the beginning of the year.

         Since the May 6, 2003, effective date of the Securities and Exchange Commission rules stating that an auditor is not independent of an audit client if the services it provides to the client are not appropriately approved, each new engagement of Malone & Bailey, PLLC, has been approved in advance by the Audit Committee, and none of those engagements made use of the de minimus exception to pre-approval contained in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Annual Report on Form 10-KSB/A to be signed on its behalf by the undersigned hereunto duly authorized.


AXM PHARMA, INC.

By:   /s/ Peter Cunningham
      ---------------------------
          Peter Cunningham,
          Chief Executive Officer

Dated:  April 5, 2004

By:   /s/ Chet Howard
      ---------------------------
         Chet Howard,
         Chief Financial Officer

Dated:  April 5, 2004


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

         /s/ Peter W. Cunningham                       Dated: April 5, 2004
         -----------------------------------------
             Peter W. Cunningham
             President and Chief Executive Officer


         /s/ Chet Howard                               Dated: April 5, 2004
         -----------------------------------------
             Chet Howard
             Chief Financial Officer

         /s/ Wang Wei Shi                              Dated: April 5, 2004
         -----------------------------------------
             Wang Wei Shi
             Chairman of the Board

         /s/ Douglas C. MacLellan                      Dated: April 5, 2004
         -----------------------------------------
             Douglas C. MacLellan
             Vice-chairman of the Board

         /s/ Mark H. Elenowitz                         Dated: April 5, 2004
         -----------------------------------------
             Mark H. Elenowitz
             Director

         /s/ Chaoying Li                               Dated: April 5, 2004
         -----------------------------------------
             Chaoying Li
             Director

         /s/ Mark J. Bluer                             Dated: April 5, 2004
         -----------------------------------------
             Mark J. Bluer
             Director

         /s/ Montgomery F. Simus                       Dated: April 5, 2004
         -----------------------------------------
             Montgomery F. Simus
             Director

                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors
  AXM Pharma, Inc.
  Las Vegas, Nevada

We have audited the accompanying consolidated balance sheet of AXM Pharma, Inc. as of December 31, 2003 and the related statements of operations, stockholders' equity, and cash flows for each of the two years then ended. These financial statements are the responsibility of AXM Pharma's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXM Pharma, Inc. as of December 31, 2003 and the results of its operations and its cash flows for each of the two years then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Lopez, Blevins, Bork & Associates, LLP
------------------------------------------
Lopez, Blevins, Bork & Associates, LLP
Houston, Texas


August 26, 2004




                                AXM PHARMA, INC.
                           CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 2003

                                     ASSETS

Current assets
  Cash                                                                     $  2,950,782
  Accounts receivable, net of allowance of $0                                 2,614,979
  Inventories                                                                 2,243,754
  Advances - supplier                                                         1,465,699
                                                                           ------------
    Total current assets                                                      9,275,214

Property and equipment, net                                                     299,776
Licenses                                                                      1,449,748
                                                                           ------------

    TOTAL ASSETS                                                           $ 11,024,738
                                                                           ============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
  Value added tax payable                                                  $  2,917,826
  Accounts payable and accrued expenses                                         524,164
                                                                           ------------
    Total current liabilities                                                 3,441,990
                                                                           ------------

Commitments

STOCKHOLDERS' EQUITY:
  Preferred stock, $.001 par value, 10,000,000 shares authorized,
    2,750,000 shares issued and outstanding                                       2,750
  Common stock, $.001 par value, 50,000,000 shares authorized,
    13,728,347 shares issued and outstanding                                     13,728
  Additional paid-in capital                                                 12,844,354
  Accumulated deficit                                                        (5,278,084)
                                                                           ------------
    Total Stockholders' Equity                                                7,582,748
                                                                           ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                 $ 11,024,738
                                                                           ============






                See accompanying summary of accounting policies
                       and notes to financial statements.



                                AXM PHARMA, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                     YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                                      December 31,
                                                                 2003              2002
                                                            --------------    --------------

  Revenues                                                  $   10,025,605    $    3,103,656

  Cost of revenues                                               6,528,280         2,482,077
                                                            --------------    --------------

  Gross profit                                                   3,497,325           621,579
                                                            --------------    --------------

  General, administrative and selling:
    Cash                                                         3,683,307           673,936
    Non-cash                                                     3,522,085                 -
                                                            --------------    --------------

                                                                 7,205,392           673,936
                                                            --------------    --------------

  Net loss                                                  $   (3,708,067)   $      (52,357)
                                                            ==============    ==============

  Net loss applicable to common shareholders:
    Net loss                                                $   (3,708,067)   $      (52,357)
    Beneficial conversion of preferred stock                    (2,933,137)                -
    Deemed dividend from beneficial conversion
     feature of warrants                                          (130,362)                -
                                                            --------------    --------------
  Net loss applicable to common shareholders                $   (6,771,556)   $      (52,357)
                                                            ==============    ==============

  Net loss per share:
                                                            $        (0.52)   $        (0.01)
    Basic and diluted                                                =====             =====


  Weighted averaged shares outstanding:
    Basic and diluted                                           12,927,956        10,000,000
                                                            ==============    ==============



                See accompanying summary of accounting policies
                       and notes to financial statements.



                                AXM PHARMA, INC.
                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                     YEARS ENDED DECEMBER 31, 2003 AND 2002




                            Common Stock              Preferred Stock        Additional
                            ------------              ---------------        Paid-In        Accumulated
                          Shares        Amount       Shares       Amount     Capital          Deficit         Total
                       ------------   -----------  -----------   ---------   ------------   -------------   -------------
Balance,
  December 31, 2001      10,000,000   $    10,000            -   $       -   $  4,362,877   $  (1,517,660)  $   2,855,217

Contributed capital               -             -            -           -        100,000               -         100,000

Net loss                          -             -            -           -              -         (52,357)        (52,357)
                       ------------   -----------  -----------   ---------   ------------   -------------   -------------

Balance,
  December 31, 2002      10,000,000        10,000            -           -      4,462,877      (1,570,017)      2,902,860

Issuance of common
  stock in connection
  with recapitalization   2,846,680         2,847            -           -        (25,539)              -         (22,692)

Issuance of common
  stock for services        881,667           881            -           -      3,521,204               -       3,522,085

Issuance of preferred
  stock and warrants,
  net of expenses                 -             -    2,750,000       2,750      4,885,812               -       4,888,562

Beneficial conversion
  feature embedded in
  preferred stock and
  warrants                        -             -            -           -      3,063,499               -       3,063,499

Deemed dividend on
  preferred stock                 -             -            -           -     (2,933,137)              -      (2,933,137)

Deemed dividends
  on warrants                     -             -            -           -       (130,362)              -        (130,362)

Net loss                          -             -            -           -              -      (3,708,067)     (3,708,067)
                       ------------   -----------  -----------   ---------   ------------   -------------   -------------

Balance,
  December 31, 2003      13,728,347   $    13,728    2,750,000   $   2,750   $ 12,844,354   $  (5,278,084)  $   7,582,748
                       ============   ===========  ===========   =========   ============   =============   =============




                See accompanying summary of accounting policies
                       and notes to financial statements.



                                AXM PHARMA, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                     YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                                        2003              2002
                                                                  --------------     -------------

CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                                        $   (3,708,067)    $     (52,357)
  Adjustments to reconcile net loss to cash used in
    operating activities:
      Common stock issued for services                                 3,522,085                 -
      Depreciation and amortization                                       51,573            21,664
        Changes in assets and liabilities:
          Cash held in trust                                             149,203           738,360
          Accounts receivable                                         (1,681,978)         (387,622)
          Advances                                                    (1,166,101)         (291,597)
          Inventories                                                   (918,829)         (650,009)
          Accounts payable                                               457,317                 -
          Value added tax payable                                      1,705,755           538,901
          Accrued expenses                                              (161,111)           88,687
                                                                  --------------     -------------

CASH FLOWS PROVIDED BY (USED IN)
  OPERATING ACTIVITIES                                                (1,750,153)            6,027
                                                                  --------------     -------------

CASH FLOWS FROM INVESTING ACTIVITIES
  Capital expenditures                                                  (293,654)                -
                                                                  --------------     -------------

CASH FLOWS FROM FINANCING ACTIVITIES
  Capital contributions                                                        -           100,000
  Proceeds from the sale of preferred stock                            4,888,562                 -
                                                                  --------------     -------------

CASH FROM FINANCING ACTIVITIES                                         4,888,562           100,000
                                                                  --------------     -------------

NET INCREASE IN CASH                                                   2,844,755           106,027

Cash, beginning of period                                                106,027                 -
                                                                  --------------     -------------

Cash, end of period                                               $    2,950,782     $     106,027
                                                                  ==============     =============

SUPPLEMENTAL NON-CASH TRANSACTIONS:
  Net liabilities assumed in reverse merger                       $       22,692     $           -
                                                                  ==============     =============


                See accompanying summary of accounting policies
                       and notes to financial statements.

                                AXM PHARMA, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
------------------------------------------


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS AND BASIS OF PRESENTATION

Nature of our Business

AXM Pharma, Inc. ("AXM Pharma"), a Nevada corporation, is a pharmaceutical company based in The People's Republic of China. We are a publicly listed company quoted under the symbol (OTCBB: AXMA). Our business is the sale of over-the-counter and prescription pharmaceutical products in The People's Republic of China. Our business in The People's Republic of China is conducted by our wholly-owned subsidiary, Shenyang Tianwei Werke Pharmaceuticals Co., Ltd., located in the city of Shenyang in the Northeastern Portion of the People's Republic of China. Our products are currently produced by third-party manufacturers and sold through a third-party distributor. Shenyang Tianwei Werke Pharmaceuticals currently holds 43 licenses to produce over-the-counter and prescription pharmaceutical products in The Peoples Republic of China. Of these 43 licenses, we have, to date, commercialized four of these licenses from which we produce five products. In the future we plan to expand our business by commercializing additional licenses held by Shenyang Tianwei Werke Pharmaceuticals; acquiring additional product licenses; and by moving the manufacturing and distribution of our products in-house.

Our subsidiary, Shenyang Tainwei Werke Pharmaceutical Co., Ltd., is classified under Chinese Company Law as a Wholly Foreign Owned Enterprise. Wholly Foreign Owned Enterprises have recently become the investment vehicle of choice for foreign investors who wish to manufacture, process, or assemble products in
China. Wholly Foreign Owned Enterprises are limited liability companies established under Chinese Company Law, which are owned exclusively by one or more foreign investors and thus offer controls over AXM Pharma's management, technology, and finances that the typical foreign investor requires. From a foreign investors' point of view, the advantages of establishing a Wholly Foreign Owned Enterprise include:

     o Independence and freedom to implement the worldwide strategies of its parent company without having to consider the involvement of a Chinese partner;
     o Ability to carry on business rather than just a representative office function;
     o Ability to issue invoices to their customers in Renminbi (Chinese Currency) and receive Renminbi revenues;
     o Ability to convert Renminbi profits to US dollars for remittance to their parent company outside China;
     o    Ability to employ staff directly within China;
     o    Protection of intellectual know-how technology;
     o Greater efficiency in its operations, management and future development; and
     o    No requirement to share profits with another party; and

In summary, the key differences between a Wholly Foreign Owned Enterprise and an equity or cooperative joint venture are that the joint venture business structure requires profit sharing between the stake holders, significant involvement in operational and business matters by the Chinese stake holders, indirect representation in business matters and much less effective and efficient cooperation between the stake holders. Typically, the foreign party to a Chinese joint venture experiences significantly less control over the business structure than if the foreign party forms a Wholly Foreign Owned Enterprise or converts an existing joint venture into a Wholly Foreign Owned Enterprise. Because the Wholly Foreign Owned Enterprise business structure is relatively new compared to the joint venture structure, fewer than 5% of foreign firms currently operate as Wholly Foreign Owned Enterprises. It is anticipated that newly formed businesses will likely choose the use of the Wholly Foreign Owned Enterprise structure over the joint venture structure. It is also anticipated that existing joint ventures are likely to migrate their corporate structures to Wholly Foreign Owned Enterprises over the next five years.

Shenyang Tianwei Werke Pharmaceuticals is located in the City of Shenyang, which is in the Province of Liaoning in the Northeastern section of The Peoples Republic of China. Shenyang Tianwei Werke Pharmaceuticals and its predecessor company, Shenyang Tianwei Pharmaceutical Factory, Ltd. have an operating history of approximately 10 years. Shenyang Tianwei Werke Pharmaceuticals historically has been a manufacturer and distributor of proprietary and generic pharmaceutical products, which include injectables, capsules, tablets, liquids and medicated skin products for export and domestic Chinese sales. We currently own 43 product licenses and permits, of which only four licenses are currently commercialized. Shenyang Tianwei Werke Pharmaceuticals's Shenyang plant was decommissioned in December 2001 due to the significant growth of the population of Shenyang that caused the surrounding area to change from a city-edge industrial area to a city-center, non-industrial urban residential neighborhood. As part of a broad-based corporate development strategy, the Shenyang plant is anticipated to be contributed to a city sponsored commercial/residential real estate development. Shenyang Tianwei Werke Pharmaceuticals currently utilizes a third-party original equipment manufacturing pharmaceutical plant to produce all of its products and sells its products only through third-party distributors.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the balance sheet. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash equivalents include highly liquid, temporary cash investments having original maturity dates of three months or less. For reporting purposes, cash equivalents are stated at cost plus accrued interest, which approximates fair value.

Inventories

Inventories are valued at the lower of cost or market. Cost is determined by using the average cost method. Inventories consist primarily of raw materials for its three products which are for the treatment of bronchial infections, skin infections and gastric and urinary infections. AXM Pharma uses third party manufacturers and generally has no work in process or finished goods inventory.

Long-Lived Assets

Property and equipment are stated at cost less accumulated depreciation. Major renewals and improvements are capitalized; minor replacements, maintenance and repairs are charged to current operations. Depreciation is computed by applying the straight-line method over the estimated useful lives of machinery and equipment (three to seven years). The majority of AXM Pharma's long-lived assets are located in The People's Republic of China. Axiom performs reviews for the impairment of long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

Licenses

Licenses consist of permits to produce pharmaceutical products which were acquired in a business combination. The licenses were valued at their historical cost. The cost of the licenses is not amortized since they have an indefinite life. The licenses are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The permits are in the Peoples Republic of China.

Value Added Tax Payable

AXM Pharma is subject to a value added tax rate of 17% on product sales by the Peoples Republic of China. Value added tax payable is computed net of value added tax paid on purchases for all sales in the Peoples Republic of China.

Convertible Preferred Stock

Convertible Preferred Sock issued by AXM Pharma is initially offset by a discount representing the relative fair value of the beneficial conversion feature and warrants. This beneficial conversion for the preferred stock is recorded as a dividend over the period the preferred stock is convertible and accelerated pro-rata as the preferred stock are converted. The beneficial conversion feature allocated to warrants is recognized over the life of the warrants and accelerated as warrants are exercised. The fair value of the warrants and beneficial conversion discount are calculated based on available market data using appropriate valuation models. The beneficial conversion feature is limited to the total proceeds received.

Revenue Recognition

AXM Pharma recognizes revenue when persuasive evidence of an arrangement exists,
delivery  has  occurred,   the  sales  price  is  fixed  or   determinable   and
collectibility is probable.

Product sales are recognized by AXM Pharma generally at the time product is shipped. Shipping and handling costs are included in cost of goods sold.

Income Taxes

Income taxes are computed using the asset and liability method. Under the asset and liability method, deferred income tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the currently enacted tax rates and laws. A valuation allowance is provided for the amount of deferred tax assets that, based on available evidence, are not expected to be realized.

Foreign Currency Translation

The Renminbi ("RMB") is the functional currency of AXM Pharma. Transactions in foreign currency are translated at rates of exchange rates ruling at the transaction date. Monetary assets and liabilities denominated in foreign currencies are retranslated at rates ruling at the balance sheet date. Exchange differences are recognize in the in the statement of operations.

Stock-Based Compensation

AXM Pharma accounts for stock-based compensation for employees and non-employee members of our board of directors in accordance with Accounting Principles Board, or APB, Opinion No. 25, "Accounting for Stock Issued to Employees." Under APB Opinion No. 25, compensation expense is based on the intrinsic value on the measurement date, calculated as the difference between the fair value of our common stock and the relevant exercise price. We account for stock-based compensation for non-employees, who are not members of our board of directors, at fair value using a Black-Scholes option-pricing model in accordance with the provisions of SFAS No. 123, "Accounting for Stock-Based Compensation" and other applicable accounting principles. We recorded stock-based compensation expense of approximately $3,522,000 million during 2003. There were no options granted to employees during 2003 and 2002.

Basic and Diluted Net Loss per Share

Basic net loss per share is computed using the weighted average number of common shares outstanding during the period. Diluted net loss per share is computed using the weighted average number of common and, if dilutive, potential common shares outstanding during the period. Potential common shares consist of the incremental common shares issuable upon the exercise of stock options and warrants (using the treasury stock method). For 2003 and 2002, there were no potential common shares outstanding that were related to shares issuable upon the exercise of stock options or warrants.

Recent Accounting Pronouncements

In May 2003, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard No. 150 "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity" (the

"Statement"). The Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. The Statement is generally effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of this Statement had no effect on our consolidated financial statements.

In January 2003, the FASB issued Interpretation No. 46 ("FIN 46") Consolidation of Variable Interest Entities, which addresses the consolidation of variable interest entities ("VIEs") by business enterprises that are the primary beneficiaries. A VIE is an entity that does not have sufficient equity investment at risk to permit it to finance its activities without additional subordinated financial support, or whose equity investors lack the characteristics of a controlling financial interest. The primary beneficiary of a VIE is the enterprise that has the majority of the risks or rewards associated with the VIE. In December 2003, the FASB issued a revision to FIN 46, Interpretation No. 46R ("FIN 46R"), to clarify some of the provisions of FIN 46, and to defer certain entities from adopting until the end of the first interim or annual reporting period ending after March 15, 2004. Application of FIN 46R is required in financial statements of public entities that have interests in structures that are commonly referred to as special-purpose entities for periods ending after December 15, 2003. Application for all other types of VIEs is required in financial statements for periods ending after March 15, 2004. We believe we have no arrangements that would require the application of FIN 46R. We have no material off-balance sheet arrangements.

Reclassifications

Certain items in 2002 have been reclassified to conform to the 2003 financial statement presentation.


NOTE 2 - ACCOUNTS RECEIVABLE

AXM Pharma's trade accounts receivable are shown net of allowance for doubtful accounts of $0.

AXM Pharma maintains allowances for doubtful accounts for estimated losses resulting from the inability of its customer to make required payments. If the financial condition of AXM Pharma's customer were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required.


NOTE 3 - PROPERTY AND EQUIPMENT:

Components of property, plant, and equipment, at December 31, 2003 are as follows:

    Vehicles                                         $   77,473
    Equipment                                           126,704
    Construction in progress                            190,496
                                                     ----------
                                                        394,673
    Less: accumulated depreciation                      (94,897)
                                                     ----------
                                                     $  299,776

Depreciation expense totaled $51,573 and $21,664 in 2003 and 2002, respectively.


NOTE 4 - STOCKHOLDERS' EQUITY

Common Stock

We periodically issue common stock for services rendered. Common stock issued is valued at fair market value, which is the quoted market price. During the year ended December 31, 2003, AXM Pharma issued 881,667 shares of common stock for services valued at $3,522,085.

On September 18, 2003, we issued 400,000 shares of restricted Common Stock to Madden Consulting, Inc. pursuant to a consulting agreement. The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering. The services provided are public relations consulting.

On September 18, 2003, we issued 100,000 shares to Lan Hao, our Chief Financial Officer, pursuant to the terms of his employment agreement with AXM Pharma. The shares were issued pursuant to an exemption from registration under Section 4(2) of the Securities Act for issuances not involving a public offering.

On August 31, 2003, we issued 41,667 shares to Peter Cunningham, our President and Chief Executive Officer, pursuant to the terms of his employment agreement with AXM Pharma. The shares were issued pursuant to an exemption from registration under Section 4(2) of the Securities Act for issuances not involving a public offering.

On June 27, 2003, we issued 80,000 shares of restricted Common Stock to Woodbridge Management, Ltd. pursuant to a consulting agreement. The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering. The services provided are financial consulting.

On May 1, 2003, we issued 25,000 shares of restricted Common Stock to Robert Alexander pursuant to a consulting agreement. The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering. The services provided are identification and consulting for acquisition of pharmaceutical companies in Canada.

On May 21, 2003, we issued 40,000 shares of restricted Common Stock to Amaroq Capital, LLC pursuant to a consulting agreement. The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering. The services provided are business development and financial consulting.

On May 21, 2003, we issued 15,000 shares of restricted Common Stock to McCartney Multimedia, Inc. pursuant to a consulting agreement. The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering. The services provided are the creation of company's web site and logo.

On April 30, 2003, we issued 30,000 shares of restricted Common Stock to Rabelaisian Resources, Plc. pursuant to a consulting agreement. The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933 for issuances not involving a public offering. The services are to include business and product development.

On April 30, 2003, we issued 150,000 shares of restricted Common Stock to Madden Consulting, Inc. pursuant to a consulting agreement. The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering. The services provided are public relations consulting.

Convertible Preferred Stock

On September 12, 2003, AXM Pharma completed a private equity financing of $5,500,000 with two accredited investors. After payment of costs and expenses, including fees of the placement agent, we received net proceeds of approximately $4,889,000. Pursuant to the terms of the Securities Purchase Agreements, dated as of August 21, 2003, and September 12, 2003, we issued 2,750,000 shares of our preferred stock, $.001 par value per share, at a price per share of $2.00 and 2,750,000 warrants. Each share of preferred stock is convertible, at the option of the holder, into one share of common stock, subject to adjustment for certain occurrences. Each warrant entitles the holder to purchase one share of our common stock, $.001 par value, for a period of five years from the date of issuance at a price of $3.00 per share. Holders of our warrants may also exercise the warrants through a cashless exercise under certain circumstances. The warrants are redeemable by AXM Pharma under certain circumstances. In addition to its fees and expenses, TN Capital Equities, Ltd., the placement agent, received a five-year warrant to purchase up to 275,000 units. Each unit granted to the placement agent consists of one share of our preferred stock and one common stock purchase warrant. The placement agent's warrants are exercisable at a price of $2.00 per unit.

The warrants are redeemable at AXM Pharma's option, commencing 60 days from the date of the final Closing, by AXM Pharma at a price of $.05 per warrant upon 30 days written notice; provided (i) closing sales price for the common stock for at least 30 days has been at $4.00 per share; (ii) a registration statement relating to the common stock underlying the warrants has been declared effective by the Securities and Exchange Commission; and (iii) the holder would not be prevented from selling the common shares issuable upon exercise of the warrants subject to the notice of redemption as a result of the lock-up/dribble-out provisions

In connection with the transaction, AXM Pharma recorded a deemed dividend of $2,933,137 for the beneficial conversion feature embedded in the preferred stock and a deemed dividend of $130,362 for the beneficial conversion feature embedded in the warrants.

AXM Pharma is authorized to issue up to 4,095,000 shares of Series A preferred stock par value $.001 per share.

Voting. The holder of each share of the Series A Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such share of Series A Preferred Stock could be converted for purposes of determining the shares entitled to vote at any regular, annual or special meeting of shareholders of AXM Pharma, and shall have voting rights and powers equal to the voting rights and powers of the Common Stock.

Dividend Provisions. The holders of the Series A Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, dividends in such amounts as may be determined by the Board of Directors from time to time out of funds legally available. No dividends (other than those payable solely in Common Stock) shall be paid on the Common Stock during any fiscal year of AXM Pharma until there shall have been paid or declared and set apart during that fiscal year for the holders of the Series A Preferred Stock a dividend in an amount per share equal to (i) the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock times (ii) the amount per share of the dividend to be paid on the Common Stock.


NOTE 4 - INCOME TAXES

AXM Pharma is incorporated in the PRC which is governed by the Income Tax Law of the PRC concerning Foreign Investment Enterprises and Foreign Enterprises and various local income tax laws (the "Income Tax Laws"). Under the Income Tax Laws, foreign investment enterprises ("FIE") generally are subject to an income tax at an effective rate of 33% (30% state income taxes plus 3% local income taxes) on income as reported in their statutory financial statements after appropriate tax adjustments unless the enterprise is located in specially designated regions or cities for which more favorable effective rates apply. Upon approval by the PRC tax authorities, FIEs scheduled to operate for a period of 10 years or more and engaged in manufacturing and production may be exempt from income taxes for two years, commencing with their first profitable year of operations, and thereafter with a 50% exemption for the next three years. As of December 31, 2003, AXM Pharma had not attained profitable operations for tax purposes.

For the years ended December 31, 2003 and 2002, AXM Pharma incurred net losses and, therefore, has no tax liability. The net deferred tax asset generated by the loss carry-forward has been fully reserved. The cumulative net operating loss carry-forward is approximately $3,000,000 at December 31, 2003, and will expire in the years 2007 through 2023.

Deferred income taxes consist of the following at December 31, 2003:

    Long-term:
      Net operating loss                                  $  1,020,000
      Valuation allowance                                   (1,020,000)
                                                          ------------
                                                          $          -
                                                          ============

NOTE 5 - MAJOR DISTRIBUTOR

AXM Pharma has one distributor that accounted for 100% of net revenues for the years ended December 31, 2003 and 2002, respectively. The distribution agreement expires in March 2004.

AXM Pharma will maintain allowances for estimated potential bad debt losses and will revise its estimates of collectibility on a periodic basis. There is no history of bad debt experience with the distributor and collection of the receivable is reasonably assured.

AXM Pharma products are sold by a third party distributor to hospitals and hospital distributors. The slow down of the pharmaceutical industry globally will have a material adverse effect on AXM Pharma's business. AXM Pharma's has one primary distributor and the loss of this distributor could cause AXM Pharma's business to suffer while they are finding new distributors.


NOTE 6 - RELATED PARTY TRANSACTIONS

AXM Pharma has a consulting agreement with TriPoint Capital Advisors, LLC, a company in which Mark Elenowitz, a director and significant shareholder of AXM Pharma, indirectly owns a 40% interest. AXM Pharma is required to pay TriPoint a monthly fee of $10,000. The current agreement between Tripoint Capital Advisors and AXM Pharma is for a one-year term and is terminable by either party with 30 days notice. The one-year term expires on August 24, 2004.

Additionally, on May 1, 2002, pursuant to the terms of a previous consulting agreement with TriPoint, Werke Pharmaceuticals, Inc., our wholly owned subsidiary issued TriPoint 500,000 shares of its common stock, which shares were exchanged pursuant to the terms of our share exchange agreement with the shareholders of Werke Pharmaceuticals, Inc. into shares of AXM Pharma common stock. In addition, Werke Pharmaceuticals, Inc. is party to a consulting agreement with Investor Communications Company, LLC, a company in which Mark Elenowitz directly benefits from 20% of the stock compensation received from AXM Pharma. Pursuant to the terms of the consulting agreement, Werke Pharmaceuticals, Inc. is required to pay Investor Communications Company, LLC a monthly fee of $5,000 and issued to Investor Communications Company, LLC 120,000 shares of its common stock which were subsequently converted into shares of AXM Pharma common stock as a result of the Share Exchange.

In September 2003, we engaged Amaroq Capital, LLC, to provide advice regarding business development and to identify and review potential merger and acquisition candidates in Asia. Amaroq Capital will be paid $5,000 per month for its services and is entitled to receive additional compensation in connection with mergers or acquisitions that it identifies or for which it provides substantive assistance to AXM Pharma. The current agreement with Amaroq Capital is for a six- month term and is terminable only upon the mutual written consent of AXM Pharma and Amaroq Capital. Amaroq Capital is owned by Joseph Cunningham, brother of Peter Cunningham, our President and Chief Executive Officer.

In April 2003, we engaged Rabelaisian Resources, Plc., to provide consulting services for AXM Pharma. Rabelaisian Resources' agreement expired in August 2003. Rabelaisian Resources is owned by Peter Cunningham, who is currently our President and Chief Executive Officer. In August 2003, Mr. Cunningham was hired as our Chief Operating Officer and was promoted to the positions of President and Chief Executive Officer following the resignation of That Ngo from such positions in September 2003.


NOTE 7 - VALUE ADDED TAX PAYABLE

AXM Pharma is subject to Chinese value added tax at a rate of 17% on product sales. Value added tax payable on sales is computed net of value added tax paid on purchases for all domestic sales.


NOTE 8 - DISTRIBUTION OF PROFITS

As stipulated by the relevant laws and regulations applicable to China's foreign investment enterprises, AXM Pharma is required to make appropriations from net income as determined under accounting principles generally accepted in the PRC ("PRC GAAP") to non-distributable reserves which include a general reserve, an enterprises expansion reserve and employee welfare and bonus reserves.

The general reserve is used to offset future extraordinary losses as defined under PRC GAAP. AXM Pharma may, upon a resolution passed by the owners, convert the general reserve into capital. The employee welfare and bonus reserve is used for the collective welfare of the employees of AXM Pharma. The enterprise expansion reserve is used for the expansion of AXM Pharma and can be converted to capital subject to approval by the relevant authorities. AXM Pharma did not record any reserves in 2003 and 2002. AXM Pharma incurred losses under accounting principles generally accepted under the PRC. Therefore, AXM Pharma was not required to record such reserves. No such adjustments are required under accounting principles generally accepted in the United States of America in 2003 and 2002.


NOTE 9 - EMPLOYEE RETIREMENT BENEFITS AND POST RETIREMENT BENEFITS

AXM Pharma's employees in the PRC are entitled to retirement benefits calculated with reference to their basic salaries on retirement and their length of service in accordance with a government managed benefits plan. The PRC government is responsible for the benefit liability to these retired employees. AXM Pharma is required to make contributions to the state retirement plan based on 19% of the employees' monthly basic salaries. Because AXM Pharma only has temporary staff for the years ended 2003 and 2002, AXM Pharma is not obligated under any contributions to the state retirement. AXM Pharma does not have any other post retirement benefit plans and does not provide any post-employment benefits.

NOTE 10 - COMMITMENTS

In August 2003, we entered into an employment agreement with Peter Cunningham, our President and Chief Executive Officer. Although he was originally hired to serve as our Chief Operating Officer, in September 2003, Mr. Cunningham was promoted to the positions of President and Chief Executive Officer. At the time of his promotion, other than the change in his responsibilities, the terms of Mr. Cunningham's employment agreement remained the same. Pursuant to the terms of his agreement with AXM Pharma, Mr. Cunningham shall be paid not less than $120,000 per year for his services. In January 2004, our Board of Directors increased Mr. Cunningham's salary from $120,000 per year to $240,000 per year. In addition, Mr. Cunningham is entitled to receive a stock grant of 250,000 shares of our common stock, which shall be issued and vest in equal installments every six months (41,667 per six month period) beginning in August 2003. The term of Mr. Cunningham's agreement with AXM Pharma is one year, but the agreement shall automatically renew on the first and second anniversary dates of the agreement unless either AXM Pharma or Mr. Cunningham provides written notice to the other not less than 60 days prior to the anniversary date that they do not wish to renew the agreement, in which case the agreement shall expire on the day prior to the anniversary date. The employment agreement may be terminated for good cause by either party in the event of a material breach of the employment agreement by either party or in the case of a change in control of AXM Pharma. In the event of termination with good cause by Mr. Cunningham or without good cause by AXM Pharma, Mr. Cunningham is entitled to three months severance plus bonus and incentives earned to that date and relocation to Los Angeles, California. In the event that Mr. Cunningham is terminated for good cause by AXM Pharma or terminates the agreement without good cause he will only be entitled to payment of his salary, bonus and incentives earned to the date of termination and relocation to Los Angeles, California. Mr. Cunningham's agreement requires that he keep confidential any proprietary information acquired while employed and upon termination of his employment. He is also prohibited from soliciting any employees of AXM Pharma for a period of one year following his termination for any reason.

In September 2003, we entered into employment agreement with Lan Hao, our Chief Financial Officer. Pursuant to the terms of his agreement with AXM Pharma, Mr. Hao is entitled to be paid $120,000 per year for his services. In addition, Mr. Hao received a stock grant of 100,000, issued in December 2003, shares of our common stock, health insurance and such other bonus and incentives as the Board of Directors, in its discretion, shall authorize. The term of Mr. Hao's employment agreement is one year but the agreement may be terminated by either party with or without cause on 30 days written notice. In the event of termination with good cause by Mr. Hao or without good cause by AXM Pharma, Mr. Hao is entitled to three months severance plus bonus and incentives earned to that date. In the event that Mr. Hao is terminated for good cause by AXM Pharma or terminates the agreement without good cause he will only be entitled to payment of his salary, bonus and incentives earned to the date of termination. Mr. Hao is not subject to any restrictive covenants in his employment agreement. Mr. Hao's employment agreement may be extended by mutual written consent of AXM Pharma and Mr. Hao.

NOTE 11 - SUBSEQUENT EVENTS

Stock Option Plans

In January of 2004, our Board of Directors approved the "2004 Qualified and Nonstatutory Stock Option Plan." The Board of Directors reserved 3,000,000 shares of AXM Pharma's common stock to be issued in the form of incentive and/or non-qualified stock options for employees, directors and consultants to AXM Pharma. As of January 2004, our Board of Directors, authorized the issuance of 2,040,000 options to employees, directors and consultants. The stock option plan and the options authorized there under are subject to ratification of the stock option plan by our Shareholders at our next annual meeting.

Private Equity Financings

In January 2004, AXM Pharma, Inc. completed a private equity financing of $1,935,000, with two accredited investors. Net proceeds from the offering after estimated costs and expenses, including fees of the placement agent, are approximately $1,740,000. We issued 860,000 shares of our Series B Preferred Stock, $.001 par value per share, at a price per share of $2.25 and 1,000,000 Common Stock Purchase Warrants (the "Warrants"), each of which entitles the holder to purchase one share of our common stock, $.001 par value, for a period of five years from the date of issuance at a price of $3.00 per share. Each share of Series B Preferred Stock is convertible, at the option of the holder, into one share of common stock, subject to adjustment for certain occurrences. In addition to its fees and expenses, the placement agent, or its assigns, received a five-year warrant to purchase up to 86,000 shares of AXM Pharma's Series B Preferred Stock at a price of $2.25 per share and up to 100,000 Warrants on a pro-rata basis to the number of shares of Preferred Stock purchased upon exercise. AXM Pharma is obligated to file a registration statement within six months the closing covering the shares of common stock issuable upon conversion of the Series B Preferred Stock and exercise of the Warrants.

On June 24, 2004, we completed a private equity financing of $3,042,500 with 11 accredited investors. After payment of costs and expenses, including fees of the placement agent, we received net proceeds of approximately $2,773,800. We issued
30.425 shares of our Series C Preferred Stock, $.001 par value per share, at a price per share of $100,000 and 357,936 common stock purchase warrants, each of which entitles the holder to purchase one share of our common stock, $.001 par value, for a period of three years from the date of issuance at an exercise price equal to $5.50 per share. Each share of the preferred stock is convertible into a number of fully paid and non-assessable shares of our common stock obtained by dividing the face value of $100,000 per share by the fixed conversion price of $4.25 per share. The warrants are redeemable by AXM Pharma under certain circumstances.

Common Stock for Services

On May 10, 2004, we issued 300,000 shares of restricted common shares valued at $1,176,000 pursuant to an agreement with Madden Consulting to provide investor relations services. The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering. The shares were valued at $3.92 per share, the market price for shares of our common stock at the time of issuance.

On May 7, 2004, we issued 120,000 shares of restricted common to XCL Partners valued at $490,800 pursuant to an agreement with XCL Partners to provide investor relations services. The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering. The shares were valued at $4.09 per share, the market price for shares of our common stock at the time of issuance.

On March 12, 2004, we issued 100,000 shares of restricted common 50,000 warrants to Great Eastern Securities, Inc. pursuant to an investment banking agreement. The shares are to be released quarterly based upon a vesting schedule of 25,000 shares per quarter during the term of the agreement. Investor relation services are to be provided under the agreement, which was executed on December 18, 2003. The warrants are for a term of five years and have an exercise price equal to $4.74 per share. The services to be provided under the agreement are to assist AXM Pharma with broker relations for our stock. The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering. The shares were valued at $5.65 per share, the market price for shares of our common stock at the time of issuance. Therefore, the total aggregate value of the consideration paid to Great Eastern Securities, Inc. was $565,000.

Conversions of Preferred Stock and Warrant Exercises

During the third quarter, AXM Pharma issued shares of common stock in connection with the following conversions of its Series A Preferred Stock and exercise of Common Stock purchase warrants. AXM Pharma issued 200,000 shares of common stock for the conversion of 200,000 shares of Series A Preferred Stock. AXM Pharma issued 20,000 shares of common stock for the exercise of warrants for proceeds of $40,000.

Product Licenses

Due to new State Food and Drug Administration guidelines, we are now required to obtain Chinese Good Manufacturing Practices certification and renew our licenses to manufacture and sell our existing products at the national level, as opposed to the state and local level as had been required in the past. Because our national approval license applications were not submitted until April 2004, we have been unable to continue manufacturing and selling these items until we receive approval from the State Food and Drug Administration. Under the proscribed timeline for the approval process of national licenses (more than 100 working days from submission thereof), we expect to receive approval of our applications in October 2004 and to restart production of these products at that time. We have requested accelerated approval of our application for national registration approval number and hope that the renewal will be granted in advance of the inspection of our new factory for Chinese Good Manufacturing Certification scheduled for the fourth quarter of 2004.

In addition to the licenses for the products listed above, we acquired the rights to Qiyao, an adjunctive therapy for Type II diabetes; Tong Yang, an anti-fatigue functional food; Sunkist Vitamin Range; and, Whisper Feminine Hygiene Wash. We intend to manufacture, market and sell these products in the future, when we enter into appropriate marketing and distribution agreements. On July 29, 2004 we entered into a distribution agreement with China Zuellig Xinxing Pharmaceutical Company Limited. Zuellig Xinxing has the exclusive right to distribute and sell our Whisper Feminine Hygiene Wash in Beijing. The term of the agreement is one year, however it can be extended for an additional year on each anniversary of the date the agreement was entered into. We have finalized the plan with 40 product promoters for the test launch of Whisper Feminine Hygiene Wash in the top 100 pharmacies in Beijing. We have already met with three of the largest chain retail pharmacies in Beijing, namely, Golden Elephant, Chaoyang Dispatching (Yiyuan Tang), and Beijing Medical Group (Yibaoquanxing), all of whom we believe are enthusiastic and eager to carry our product in their stores. Zuellig Xinxing has also agreed to try to expand distribution of our product to more pharmacies. We are currently negotiating to import additional products under our Sunkist Agreement. It is our intention to begin importing these products sometime in the third or fourth quarter of this fiscal year.

Although our new sales and marketing initiatives have been delayed until later in the third and fourth quarters of 2004, management remains confident that the activities currently being completed in China will position us to be able to execute a solid growth plan of increased sales and earnings during the 4th quarter of 2004 and on into 2005. Management recognizes that 2004 is a significant transition year, where we are transforming a localized privately-owned pharmaceutical company into an international company with state of the art manufacturing facilities, nation-wide distribution reach and new globally recognized branded products. Delays in the actual launch of our new products, which is the culmination of our efforts over the past year, is typical within emerging markets and the pharmaceutical industry as a whole.

                                                                   Exhibit 10.11

                                AXM PHARMA, INC.
                  Incentive and Nonstatutory Stock Option Plan


A. Purpose

This Incentive and Nonstatutory Stock Option Plan (the "Plan") is intended to further the growth and financial success of AXM Pharma, Inc. (the "Corporation") by providing additional incentives to directors, executives and selected employees of and consultants to the Corporation so that such participants may acquire or increase their proprietary interest in the Corporation. The term "Corporation" shall include any parent corporation or subsidiary corporation of the Corporation as those terms are defined in Section 424(e) and (f) of the Internal Revenue Code of 1986, as amended (the "Code"). Stock options granted under the Plan ("Options") may be either "Incentive Stock Options", as defined in Code section 422 and any regulations promulgated under that Section, or "Nonstatutory Options" at the discretion of the Board of Directors of the Corporation (the "Board") and as reflected in the respective written stock option agreements granted pursuant to this Plan.

B. Administration

The Plan shall be administered by the Board; provided however, that the Board may delegate such administration to a committee of not fewer than two members (the "Committee"), each of whom is a member of the Board and all of whom are disinterested persons, as contemplated by Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act").

Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) grant, in its discretion, Incentive Stock Options in accordance with Code section 422 or Nonstatutory Options; (b) determine in good faith the fair market value of the stock covered by an Option; (c) determine which eligible persons shall be granted Options, the number of shares to be covered by the Options and the restrictions, terms and conditions thereof; (d) construe and interpret the Plan; (e) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions and inconsistencies in the Plan or any Option; (f) consistent with the Plan and with the consent of the Optionee, as appropriate, amend any outstanding Option or amend the exercise date or dates; (g) determine the duration and purpose of leaves of absence which may be granted to Optionees without constituting termination of their employment for the purpose of the Plan; and (h) make all other determinations necessary or advisable for the Plan's administration. The interpretation and construction by the Board of any provisions of the Plan or of any Option it shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

C. Eligibility

The persons who shall be eligible to receive Options shall be directors, officers and employees of the Corporation and consultants to the Corporation ("Optionees"). The term consultant shall mean any person, other than an employee, who is engaged by the Corporation to render services and is compensated for such services, and any director of the Corporation whether or not compensated for such services; provided that, if the Corporation registers any of its securities pursuant to the Exchange Act, the term consultant shall thereafter not include directors who are not compensated for their services or are paid only a director fee by the Corporation.

(a) Incentive Stock Options. Incentive Stock Options may only be issued to employees of the Corporation. Incentive Stock Options may be granted to officers or directors, provided they are also employees of the Corporation. Payment of a director's fee shall not be sufficient to constitute employment by the Corporation. Any grant of option, subsequent to the first registration of any of the securities of the Corporation under the Securities Act, may at the discretion of the Board be made subject to certain conditions, including, without limitation, condition which are intended to avoid the imposition of liability under Section 16(b) of the 1934 Act. An Optionee may hold more than one Option.

The Corporation shall not grant an Incentive Stock Option under the Plan to any employee if the grant would result in the employee holding the right to exercise for the first time in any one calendar year, under all Incentive Stock Options granted under the Plan or any other plan maintained by the Corporation, Options with respect to shares of stock having an aggregate fair market value, determined as of the date the Option is granted, in excess of $100,000. Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the stock subject to such Option, the excess portion of the Option shall be considered a Nonstatutory Option. To the extent the employee holds two or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Option as Incentive Stock Options under the Federal tax laws shall be applied on the basis of the order in which the Options are granted. If, for any reason, an entire option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, that option shall be considered a Nonstatutory Option.

(b) Nonstatutory Option. The provisions of Section 3(a) shall not apply to any Option designated as a "Nonstatutory Stock Option Agreement" or which sets forth the intention of the parties that the option be a Nonstatutory Option.

D. Stock

The stock subject to Options shall be shares of the Corporation's authorized but unissued or reacquired common stock (the "Stock").

(a) Number of Shares. Subject to adjustment as provided in Paragraph 5(i) of this Plan, the total number of shares of Stock which may be purchased through exercise of Options granted under this Plan shall not exceed 3,000,000. If any Option shall for any reason terminate or expire, any shares allocated thereto but remaining unpurchased upon such expiration or termination shall again be available for the grant of Options with respect to that Option under the Plan as though no Option had been granted with respect to such shares. Any shares of Stock issued pursuant to an Option and repurchased pursuant to the terms of the Option shall be available for future Options as though not previously covered by an Option.

(b) Reservation of Shares. The Corporation shall reserve and keep available at all times during the term of the Plan such number of shares as shall be sufficient to satisfy the requirements of the Plan. If, after reasonable efforts, which efforts shall not include the registration of the Plan or Options under the Securities Act, the Corporation is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Corporation for the lawful issuance of shares hereunder, the

Corporation shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was deemed necessary unless and until the authority is obtained.

(c) Application of Funds. The proceeds received by the Corporation from the sale of Stock pursuant to the exercise of Options will be used for general corporate purposes.

(d) No Obligation to Exercise Option. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

(e) Adjustment of Shares. In the event of any change in the outstanding Stock by reason of a stock split, stock dividend, combination, subdivision or reclassification of shares, recapitalization, merger, or similar event, the Board or the Committee may adjust proportionately (a) the number of shares of Stock reserved under the Plan and available for Incentive Stock Options and Nonstatutory Options; and (b) the exercise prices related to outstanding Options. In the event of any other change affecting the Stock or any distribution (other than normal cash dividends) to holders of Stock, such adjustments as may be deemed equitable by the Board or the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board or the Committee shall be authorized to issue or assume Options, whether or not in a transaction to which Code section 424(a) applies, by means of substitution of new Options for previously issued Options or an assumption of previously issued Options.

E. Terms and Conditions of Options

Options granted hereunder shall be evidenced by agreements between the Corporation and the respective Optionees, in such form and substance as the Board or Committee shall from time to time approve. Such agreements need not be identical, and in each case may include such provisions as the Board or Committee may determine, but all such agreements shall be subject to and limited by the following terms and conditions:

(a) Number of Shares. Each Option shall state the number of shares to which it pertains.

(b) Option Price. Each Option shall state the exercise price, which shall be determined as follows:

(i) Any Stock Option granted to a person who at the time the Option is granted owns (or is deemed to own pursuant to Code section 424(d)) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Corporation, ("Ten Percent Holder") shall have an exercise price of no less than one hundred ten percent (110%) of the fair market value of the common stock as of the date of grant; and

(ii) Incentive Stock Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an exercise price of no less than one hundred percent (100%) of the fair market value of the common stock as of the date of grant.

(iii) Nonstatutory Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an exercise price of no less than eighty-five percent (85%) of the fair market value of the common stock as of the date of grant. For the purposes of this Paragraph 5(b), the fair market value shall be as determined by the Board, in good faith, which determination shall be conclusive and binding; provided however, that if there is a public market for the Stock, the fair market value per share shall be the average of the bid and asked prices (or the closing price if the stock is listed on the NASDAQ National Market System) on the date of grant of the Option, or if listed on a stock exchange, the closing price on such exchange on the date of grant.

(c) Medium and Time of Payment. The Option exercise price shall become immediately due upon exercise of the Option and shall be paid in cash or check made payable to the Corporation. Should the Corporation's outstanding common stock be registered under Section 12(g) of the Exchange Act at the time the Option is exercised, then the exercise price may also be paid as follows:

(i) in shares of Stock held by the Optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at fair market value on the exercise date, or

(ii) through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (a) to a Corporation designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such purchase, and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

At the discretion of the Board, exercisable either at the time of Option grant or of Option exercise, the exercise price may also be paid (i) by Optionee's delivery of a promissory note in form and substance satisfactory to the Corporation and permissible under the Nevada Securities Regulations and bearing interest at a rate determined by the Board in its sole discretion, but in no event less than the minimum rate of interest required to avoid the imputation of compensation income to the Optionee under the Federal tax laws, or (ii) in such other form of consideration permitted by the Nevada Corporation Laws as may be acceptable to the Board.

(d) Term and Exercise of Options. Any Option granted to an Employee of the Corporation shall become exercisable over a period of no longer than 5 years, and no less than twenty percent (20%) of the shares covered thereby shall become exercisable annually. No Option shall be exercisable, in whole or in part, prior to one (1) year from the date it is granted unless the Board shall specifically determine otherwise, as provided herein. In no event shall any Option be exercisable after the expiration of 10 years from the date it is granted, and no Incentive Stock Option granted to a Ten Percent Holder shall, by its terms, be exercisable after the expiration of 5 years from the date of the Option. Unless otherwise specified by the Board or the Committee in the resolution authorizing such Option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of the Option.

Each Option shall be exercisable to the nearest whole share, in installments or otherwise, as the respective Option agreements may provide. During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee, and no other person shall acquire any rights therein. To the extent not exercised, installments (if more than one) shall accumulate, but shall be exercisable, in whole or in part, only during the period for exercise as stated in the Option agreement, whether or not other installments are then exercisable.

(e) Termination of Status as Employee, Consultant or Director. If Optionee's status as an employee shall terminate for any reason other than Optionee's disability or death, then Optionee (or if the Optionee shall die after such termination, but prior to exercise, Optionee's personal representative or the person entitled to succeed to the Option) shall have the right to exercise the portions of any of Optionee's Incentive Stock Options which were exercisable as of the date of such termination, in whole or in part, not less than 30 days nor more than three (3) months after such termination, or, in the event of "termination for cause" (as that term is defined in Nevada Labor Code and case law related thereto) or by the terms of the Plan or the Option Agreement or an employment agreement, the Option shall automatically terminate as of the termination of employment as to all shares covered by the Option.

With respect to Nonstatutory Options granted to employees, directors or consultants, the Board may specify such period for exercise, not less than 30 days except that in the case of "termination for cause" or removal of a director pursuant to the Nevada Corporation Laws, the Option shall automatically terminate as of the termination of employment or services as to shares covered by the Option, following termination of employment or services as the Board deems reasonable and appropriate. The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment or services. Nothing contained herein or in any Option granted pursuant hereto shall be construed to affect or restrict in any way the right of the Corporation to terminate the employment or services of an Optionee with or without cause.

(f) Disability of Optionee. If an Optionee is disabled (within the meaning of Code section 22(e)(3)) at the time of termination, the three (3) month period set forth in Paragraph 5(e) shall be a period, as determined by the Board and set forth in the Option, of not less than 6 months nor more than one year.

(g) Death of Optionee. If an Optionee dies while employed by, engaged as a consultant to or serving as a Director of the Corporation, the portion of the Optionee's Option which was exercisable at the date of death may be exercised, in whole or in part, by the estate of the decedent or by a person succeeding to the right to exercise the Option at any time within (i) a period, as determined by the Board and set forth in the Option, of not less than three months nor more than ten year after Optionee's death, which period shall not be more, in the case of a Nonstatutory Option, than the period for exercise following termination of employment or services, or (ii) during the remaining term of the Option, whichever is the lesser. The Option may be so exercised only with respect to installments exercisable at the time of Optionee's death and not previously exercised by the Optionee.

(h) Nontransferability of Option. No Option shall be transferable by the Optionee, except by will or by the laws of descent and distribution.

(i) Recapitalization. Subject to any required action of shareholders, the number of shares covered by each outstanding Option, and the exercise price per share set forth in each Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Corporation; provided, however, the conversion of any convertible securities of the Corporation shall not be deemed to have been effected without receipt of consideration by the Corporation.

In the event a proposed dissolution or liquidation of the Corporation, a merger or consolidation in which the Corporation is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Corporation (collectively, a "Reorganization"), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of the Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, having no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of the surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as the unexercised Option, then the Board may grant to the Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing 30 days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Paragraph 5(d) of the Plan; provided, that any such right granted shall be granted to all Optionees not receiving an offer to receive substitute options on a consistent basis, and provided further, that any such exercise shall be subject to the consummation of the Reorganization.

Subject to any required action of stockholders, if the Corporation shall be the surviving entity in any merger or consolidation, each outstanding Option thereafter shall pertain to and apply to the securities to which a holder of shares of Stock equal to the shares subject to the Option would have been entitled by reason of the merger or consolidation.

In the event of a change in the Stock as presently constituted, which is limited to a change of all of its authorized shares without par value into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the Stock within the meaning of the Plan.

To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided in this Paragraph 5(i), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number or price of shares of Stock subject to any Option shall not be affected by, and no adjustment shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Corporation of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.

(j) Rights as a Stockholder. An Optionee shall have no rights as a stockholder with respect to any shares covered by an Option until the effective date of the issuance of the shares following exercise of this Option by Optionee. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Paragraph 5(i) of this Plan.

(k) Modification, Acceleration, Extension, and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, the Board may modify an Option, or once an Option is exercisable, accelerate the rate at which it may be exercised, and may extend or renew outstanding Options granted under the Plan or accept the surrender of outstanding Options (to the extent not yet exercised) and authorize the granting of new Options in substitution for such Options, provided such action is permissible under Code and under the Corporate Securities Rules of the Nevada Corporations Commissioner. Notwithstanding the provisions of this Paragraph 5(k), however, no modification of an Option shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights or obligations under any Option theretofore granted under the Plan.

(l) Exercise Before Exercise Date. At the discretion of the Board, the Option may, but need not, include a provision whereby the Optionee may elect to exercise all or any portion of the Option prior to the stated exercise date of the Option or any installment thereof. Any shares so purchased prior to the stated exercise date shall be subject to repurchase by the Corporation upon termination of Optionee's employment as contemplated by Paragraphs 5(n) of this Plan prior to the exercise date stated in the Option and such other restrictions and conditions as the Board or Committee may deem advisable.

(m) Reacquisition, Replacement and Reissuance of Options. (a) The Board or the Committee, with or without the consent of the Optionee, may at any time cause the Corporation to reacquire and cancel any outstanding and unexercised Option, or any portion therefor. In such event, the Corporation shall pay to such Optionee an amount in cash equal to the excess (if any) of (i) the fair market value of the shares of Stock subject to such Option, or portion thereof, at the time of reacquisition, over (ii) the option price of such Option, or portion thereof. The Corporation may withhold from any such payment applicable taxes and other amounts. The shares of Stock subject to such Option, or portion thereof, reacquired and canceled in consideration for a cash payment to an Optionee shall not again be available for option under the Plan. In the event that the exercise price of such Option, or portion thereof, exceeds the fair market value of the shares of Stock subject to such Option, or portion thereof, at the time of reacquisition, such Option may be reacquired and canceled by the Company without payment therefor. The shares of Stock subject to such Option, or portion thereof, reacquired and canceled without payment therefor to the Optionee, may again be subject to an Option under the Plan.

(n) Other Provisions. The Option agreements authorized under this Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Options, as the Board or the Committee shall deem advisable. Shares shall not be issued pursuant to the exercise of an Option, if the exercise of such Option or the issuance of shares thereunder would violate, in the opinion of legal counsel for the Corporation, the provisions of any applicable law or the rules or regulations of any applicable governmental or administrative agency or body, such as the Code, the Securities Act, the Exchange Act, the Nevada Securities Rules, and the rules promulgated under the foregoing or the rules and regulations of any exchange upon which the shares of the Corporation are listed. Without limiting the generality of the foregoing, the exercise of each Option shall be subject to the condition that if at any time the Corporation shall determine that (i) the satisfaction of withholding tax or other similar liabilities, or (ii) the listing, registration or qualification of any shares covered by such exercise upon any securities exchange or under any state or federal law, or (iii) the consent or approval of any regulatory body, or (iv) the perfection of any exemption from any such withholding, listing, registration, qualification, consent or approval is necessary or desirable in connection with such exercise or the issuance of shares thereunder, then in any such event, such exercise shall not be effective unless the withholding, listing registration, qualification, consent, approval or exemption shall have been effected, obtained or perfected free of any conditions not acceptable to the Corporation.

(o) Repurchase Agreement. The Board may, in its discretion, require as a condition to the grant of an Option under this Plan, that an Optionee execute an agreement with the Corporation, in form and substance satisfactory to the Board in its discretion ("Repurchase Agreement"), (i) restricting the Optionee's right to transfer shares purchased under the Option without first offering the shares to the Corporation or another stockholder of the Corporation upon the same terms and conditions as provided therein; and (ii) providing that upon termination of Optionee's employment with the Corporation, for any reason, the Corporation (or another stockholder of the Corporation, as provided in the Repurchase Agreement) shall have the right at its discretion (or the discretion of such other shareholders) to purchase and/or redeem all such shares owned by the Optionee on the date of termination of his or her employment at a price equal to (A) the fair value of the shares as of such date of termination, or (B) if such repurchase right lapses at twenty percent (20%) of the number of shares per year, the original purchase price of such shares, and upon terms of payment permissible under the Nevada Securities Rules; provided that in the case of Options or Stock Awards granted to officers, directors, consultants or affiliates of the Company, such repurchase provisions may be subject to additional or greater restrictions as determined by the Board or Committee.

(p) Investment Intent. Unless and until the issuance and sale of the shares subject to the Plan are registered under the Securities Act or shall be exempt pursuant to the rules promulgated thereunder, each Option under the Plan shall provide that the purchases of shares thereunder shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. Further, unless the issuance and sale of the stock have been registered under the Securities Act, each Option shall provide that no shares shall be purchased upon the exercise of such Option unless and until (i) any then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Corporation and its counsel, and (ii) if requested to do so by the Corporation, the person exercising the Option shall (i) give written assurances as to knowledge and experience of such person (or a representative employed by such person) in financial and business matters and the ability of such person (or representative) to evaluate the merits and risks of exercising the Option, and
(ii) execute and deliver to the Corporation a letter of investment intent and/or such other form related to applicable exemptions from registration, all in such form and substance as the Corporation may require. If shares are issued upon exercise of an Option without registration under the Securities Act, subsequent registration of the shares shall relieve the purchaser of any investment restrictions or representations made upon the exercise of such Options.

(q) Tax Withholding. The Company shall have the right to deduct applicable taxes from any Option payment and withhold, at the time of delivery or exercise of Options or vesting of shares under such Options, an appropriate number of shares for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. If Stock is used to satisfy tax withholding, the Stock shall be valued based on the fair market value of the Stock when the tax withholding is required to be made.

F. Amendment and Termination of Plan

The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to Options, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the shareholders of the Corporation, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) decrease the price at which Options may be granted, (iii) materially increase the benefits to Optionees, or (iv) change the class of persons eligible to receive Options under the Plan; provided, however, no such action shall alter or impair the rights and obligations under any Option outstanding as of the date thereof without the written consent of the Optionee thereunder. No Option may be granted while the Plan is suspended or after it is terminated, but the rights and obligations under any Option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

G. Availability of Information

During the term of the Plan and any additional period during which an Option granted pursuant to the Plan shall be exercisable, the Corporation shall make available, not later than 90 days following the close of each of its fiscal years, such financial and other information regarding the Corporation as is required by the bylaws of the Corporation and applicable law to be furnished in an annual report to the stockholders of the Corporation.

H. Notices

All notices, requests, demands, and other communications pursuant to this Plan shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day following mailing to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid.

I. Indemnification of Board

In addition to such other rights or indemnifications as they may have as directors or otherwise, and to the extent allowed by applicable law, the members of the Board and the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorney fees, actually and necessarily incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the Plan or any Option granted under the Plan, and against all amounts paid by them in settlement thereof (provided the settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such claim, action, suit or proceeding, except in any case in relation to matters as to which it shall be adjudged in such claim, action, suit or proceeding that the Board or Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within seven days after institution of any such action, suit or Board proceeding the member involved shall offer the Corporation, in writing, the opportunity, at its own expense, to handle and defend the same.

J. Governing Law

The Plan and all determinations made and actions taken pursuant to it, to the extent not otherwise governed by the Code or the securities laws of the United States, shall be governed by the laws of the State of Nevada and construed accordingly.

                                                                    Exhibit 14.1

                                AXM PHARMA, INC.


                          CODE OF ETHICS FOR DIRECTORS



The Board of Directors has adopted this Code of Ethics (the "Code') as a set of guidelines for AXM Pharma, Inc. ("Company") directors, intended to promote ethical behavior and to provide guidance to help directors recognize and deal with ethical issues.

The business of the Company is managed under the direction of the Board of Directors and the various committees thereof. The basic responsibility of the directors is to exercise their business judgment, carrying out their responsibilities in a manner that they reasonably believe to be in the best interest of the Company and its stockholders. The Board of Directors is not expected to assume an active role in the day-to-day operational management of the Company.

1. Conflicts of Interest. Directors should avoid actual or apparent conflicts of interest with the Company in personal and professional relationships. Generally speaking, a conflict of interest occurs when a director's or a director's immediate family's personal interest interferes, has the potential to interfere, or appears to interfere materially with: (a)the interests or business of the Company; or (b) the ability of the director to carry out his or her duties and responsibilities. A director should disclose to the Board any transaction or relationship that the director reasonably expects could give rise to an actual or apparent conflict of interest with the Company,

2. Corporate Opportunities. In carrying out their duties and responsibilities, directors should endeavor to advance the legitimate interests of the Company when the opportunity to do so arises. Directors should avoid: (a) taking for themselves personally opportunities that are discovered in carrying out their duties and responsibilities to the Company; (b) using Company property or information, or their position as directors, for personal gain; and (c) competing with the Company, in each of the foregoing eases, to the material detriment of the Company. Whether any of the foregoing actions is to the material detriment of the Company will be determined by the Board of Directors based on all relevant facts and circumstances, including in the ease of the foregoing clause (a), whether the Company has previously declined to pursue such proposed opportunity for its own benefit.

3. Confidentiality. Directors should observe the confidentiality of information that they acquire in carrying out their duties and responsibilities, except where disclosure is approved by the Company or legally mandated. Confidential information includes, but is not limited to, all non-public information that might be of use to competitors, or harmful to the Company or its customers, if disclosed. Of special sensitivity is financial information, which should under all circumstances be considered confidential except where its disclosure is approved by the Company or when the information has been publicly disseminated.

4. Fair Dealing. In carrying out their duties and responsibilities (including, among others, the appointment of senior management of the Company and the setting of policies pursuant to which the Company operates), directors should promote fair dealing by the Company and its employees and agents with customers, suppliers, competitors and employees.

5. Protection and Proper Use of Company Assets In carrying out their duties and responsibilities, directors should promote the responsible use and control of the Company's assets and resources by die Company. Company assets, such as information, materials, supplies, intellectual property, facilities, software and other assets owned or leased by the Company, or that are otherwise in the Company's possession, should be used only for legitimate business purposes of the Company.

6. Compliance with Laws, Rules and Regulations. In carrying out their duties and responsibilities, directors should comply, and endeavor to cause the Company to comply, with applicable governmental laws, rules and regulations. In addition, if any director becomes aware of any information that lie or she believes constitutes evidence of a material violation of the securities or other laws, rules or regulations applicable to the Company and the operation of its business, by the Company, any employee or another director, then such director should bring such information to the attention of any one or more of the following persons, as circumstances may warrant: the Company's General Counsel, the Chair of the Board's Audit Committee or the Board's Presiding Director.

7. Encouraging the Reporting of Illegal or Unethical Behavior. Directors should endeavor to cause the Company to proactively promote ethical behavior and to encourage employees to report evidence of illegal or unethical behavior to appropriate Company personnel.

8. Insider Trading. Directors should observe Company policies applicable to them with respect to the purchase and sale of Company common stock.

9. Personal Loans to Executive Officers or Directors. Federal securities laws prohibit the Company from, directly or indirectly (including through subsidiaries), (a) extending or arranging for the extension of personal loans to its directors and executive officers and (b) renewing or materially modifying existing loans to such persons. Directors shall not seek or facilitate personal loans from the Company in contravention of the foregoing.

Directors are expected to adhere to this Code. It is the responsibility of each director to become familiar with and understand this Code, seek further explanation and advice concerning the interpretation and requirements of this Code, as well as any situation which appears to be in conflict with it. The Board of Directors shall determine appropriate actions to be taken in the event of violations of this Code.

Any waiver of, or amendment to, the requirements of this Code may only be authorized by the Board of Directors, and will be subject to public disclosure to the extent required by law or the listing standards of the American Stock Exchange.

Directors should direct questions regarding the application or interpretation of the Code to the Company's Counsel.

                                                                    Exhibit 14.2

                                AXM PHARMA, INC.

    CODE OF ETHICS FOR THE CHIEF EXECUTIVE OFFICER, CHIEF FINANCIAL OFFICER,
             SENIOR FINANCIAL OFFICERS AND OTHER EXECUTIVE OFFICERS


The Company has adopted this Code of Ethics (the "Code") as a set of guidelines pursuant to which our chief executive officer and senior executive officers should perform their duties. The Code is intended to deter wrongdoing and to promote adherence to the standards set forth below, Executives subject to the Code include the President and Chief Executive Officer, the Chief Financial Officer, the Chief Accounting Officer, and any person who performs a similar function (the "Covered Executives"). The particular executives who are subject to the Code from time to time will be designated by, and informed of such designation, by the Company.

o In carrying out their duties and responsibilities, Covered Executives should endeavor to act with honesty and integrity, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships.

o To promote full, fair, accurate, timely and understandable disclosure in the periodic reports that the Company files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Company, it is the responsibility of each Covered Executive promptly to bring to the attention of the Company's Disclosure Committee any material information of which he may become aware that affects the disclosures made by the Company in its public filings or otherwise, and to otherwise assist the Disclosure Committee in fulfilling its responsibilities.

      In addition, each Covered Executive shall promptly bring to the attention of the Disclosure Committee any information he may have concerning (a) significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's financial reporting, disclosures or internal controls.

o In carrying out their duties and responsibilities, Covered Executives should endeavor to comply, and to cause the Company to comply, with applicable governmental laws, rules and regulations. In addition, each Covered Executive shall promptly bring to the attention of the Compliance Officer (as defined below) or the head of the Audit Committee any information he may have concerning evidence of a material violation of the securities or other laws, rules or regulations applicable to the Company and the operation of its business, by the Company or any agent thereof

o Each Covered Executive shall promptly report to the Compliance Officer any information he may have concerning evidence of a material violation of the Code.

o Covered Executives are expected to adhere to the Code. The Company shall determine appropriate actions to be taken in the event of violations of the Code by any Covered Executives. Such actions shall he reasonably designed to deter wrongdoing and to promote accountability for adherence to the Code.

o The Company will appropriately disclose any substantive amendment to, and any waiver of, any provision of the Code that applies to the Covered Executives.

o The compliance officer (the "Compliance Officer") for the implementation and administration of the Code shall be the Company's Chief Financial Officer.

                                                                    Exhibit 21.1

Werke Pharmaceuticals, Inc.
Shenyang Tianwei Werke Pharmaceuticals Co., Ltd.

                                                                    Exhibit 31.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Peter Cunningham, certify that:

1.   I have reviewed this annual report on Form 10-KSB of AXM Pharma, Inc.

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4.   The  small  business  issuer's  other  certifying   officer(s)  and  I  are
     responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:

          a. Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          b. Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

          c. Disclosed in this report any change in the small business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

5. The small business issuer's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions):

          a. All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer's ability to record, process, summarize and report financial information; and

b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting.

Date: August 30, 2004

/s/ Peter Cunningham
---------------------------
    Peter Cunningham
    Chief Executive Officer

                                                                    Exhibit 31.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Chet Howard, certify that:

1.   I have reviewed this annual report on Form 10-KSB of AXM Pharma, Inc.

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4.   The  small  business  issuer's  other  certifying   officer(s)  and  I  are
     responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:

          a. Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          b. Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

          c. Disclosed in this report any change in the small business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

5. The small business issuer's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions):

          a. All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer's ability to record, process, summarize and report financial information; and

          b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting.

Date: August 30, 2004

/s/ Chet Howard
---------------------------
    Chet Howard,
    Chief Financial Officer

                                                                    Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of AXM Pharma, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report'), I, Peter W. Cunningham, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.




/s/ Peter W. Cunningham
---------------------------
    Peter W. Cunningham,
    Chief Executive Officer

August 30, 2004

                                                                    Exhibit 32.2




                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of AXM Pharma, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report'), I, Chet Howard, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.




/s/ Chet Howard
---------------------------
    Chet Howard,
    Chief Financial Officer

August 30, 2004

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 10-QSB


  (MARK ONE)

     [X]  QUARTERLY  REPORT  PURSUANT  TO SECTION 13 OR 15(D) OF THE  SECURITIES
            EXCHANGE ACT OF 1934

                FOR THE QUARTERLY PERIOD ENDED SEPTEMBER 30, 2004

     [ ]  TRANSITION  REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
            EXCHANGE ACT OF 1934

        FOR THE TRANSITION PERIOD FROM _______________ TO _______________


COMMISSION FILE NUMBER __________


                                AXM PHARMA, INC.
      ---------------------------------------------------------------------
        (EXACT NAME OF SMALL BUSINESS ISSUER AS SPECIFIED IN ITS CHARTER)


            NEVADA                                        20-0745214
-----------------------------------             --------------------------------
(STATE OR OTHER JURISDICTION                    IRS EMPLOYER IDENTIFICATION NO.)
  OF INCORPORATION OR ORGANIZATION)


                            US REPRESENTATIVE OFFICE

            7251 WEST LAKE MEAD BLVD., SUITE 300, LAS VEGAS, NV 89128
            ---------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (702) 562-4155
                           (ISSUER'S TELEPHONE NUMBER)


                                (FORMER ADDRESS)


         CHECK WHETHER THE ISSUER (1) FILED ALL REPORTS  REQUIRED TO BE FILED BY
SECTION 13 OR 15(D) OF THE EXCHANGE ACT OF 1934 DURING THE PAST 12 MONTHS (OR FOR SUCH SHORTER PERIOD THAT THE REGISTRANT WAS REQUIRED TO FILE SUCH REPORTS), AND (2) HAS BEEN SUBJECT TO SUCH FILING REQUIREMENTS FOR THE PAST 90 DAYS.

                       YES  X   NO
                           ---    ---

         AS OF SEPTEMBER 30, 2004, THERE WERE 16,066,789SHARES OF COMMON STOCK OUTSTANDING, 2,255,000 SHARES OF SERIES A PREFERRED STOCK OUTSTANDING AND 860,000 SHARES OF SERIES B PREFERRED STOCK OUTSTANDING AND 30.419 SHARES OF SERIES C PREFERRED STOCK OUTSTANDING.

PART I - FINANCIAL INFORMATION.................................................3

Item 1.  Financial Statements

Balance Sheet at September 30, 2004 (unaudited)................................3

Unaudited Statements of Operations for the three month periods ended
  September 30, 2004 and 2003..................................................4

Unaudited Statements of Cash Flows for the
  nine month periods ended September 30, 2004 and 2003.........................5

Notes to Financial Statements..................................................6

NOTE 1: MANAGEMENT REPRESENTATION AND PRESENTATION ............................6

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES ...........................6

NOTE 3 - STOCK ISSUANCES......................................................10

Item 2 - MANAGEMENT DISCUSSION AND ANALYSIS...................................12

Item 3 - CONTROLS AND PROCEDURES..............................................26


PART II - OTHER INFORMATION...................................................27

Item 1.  LEGAL PROCEEDINGS....................................................27

Item 2.  CHANGES IN SECURITIES AND USE OF PROCEEDS............................27

Item 3.  DEFAULTS UPON SENIOR SECURITIES......................................28

Item 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS..................28

Item 5.  OTHER INFORMATION....................................................28

Item 6.  EXHIBITS AND REPORTS ON FORM 8-K.....................................29



                            PART I - FINANCIAL INFORMATION
ITEM 1. FINANCIAL STATEMENTS

                                AXM Pharma, Inc.
                           CONSOLIDATED BALANCE SHEET
                               September 30, 2004
                                   (UNAUDITED)

ASSETS
Current assets

  Cash                                                                    $    941,623
  Accounts Receivable, net of allowance of 0                                    25,717
  Inventories                                                                2,976,012
  Advances, Suppliers                                                           90,119
                                                                          ------------


    Total current assets                                                     4,033,472


Property and equipment, net                                                  4,176,333
Licenses                                                                     1,449,871
                                                                          ------------


TOTAL ASSETS                                                              $  9,659,676
                                                                          ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities

  Value added tax payable                                                 $    678,746
  Accounts payable and accrued expenses                                        340,785
                                                                          ------------

    Total current liabilities                                                1,019,531

Stockholders' Equity
Series A Preferred stock, $.001 par value, 4,050,00 shares authorized,
  2,255,000 shares issued and outstanding                                        2,255
Series B Preferred stock, $.001 par value, 2,000,000 shares authorized,
  860,000 shares issued and outstanding                                            860
Series C Preferred stock, $.001 par value,  100 shares authorized,
  34 shares issued and outstanding                                                   1
Common stock, $.001 par value, 50,000,000 shares authorized,

  16,066,789 issued and outstanding                                             16,067
Additional paid-in-capital                                                  23,896,429
Accumulated deficit                                                        (15,275,467)
                                                                          ------------


Stockholders' Equity                                                         8,640,145
                                                                          ------------
LIABILITIES AND STOCKHOLDERS' EQUITY                                      $  9,659,676



                                 AXM PHARMA, INC
                      CONSOLIDATED STATEMENT OF OPERATIONS
                      THREE MONTHS ENDED September 30, 2004
                                   (UNAUDITED)

                                                  Three Months Ended              Nine Months Ended
                                                    September 30,                   September 30,
                                             ----------------------------    ----------------------------
                                                 2004            2003             2004            2003
                                             ------------    ------------    ------------    ------------

Revenues                                     $          0    $  3,123,441    $ 2,097,628     $   6,338,657

Cost of revenues                                        0       2,186,519       1,045,772        4,151,293
                                             ------------    ------------    ------------    -------------

Gross profit                                            0         936,922       1,051,856        2,187,364

General, administrative and selling:

  Cash                                          1,908,627       1,258,517       6,477,320        2,114,046
  Non-cash                                      1,240,118       2,708,335       4,571,918        3,495,835
                                             ------------    ------------    ------------    -------------

Net loss                                     $ (3,148,745)   $ (3,029,930)   $ (9,997,382)   $  (3,422,517)

Net loss applicable common shareholders:
  Net loss                                   $ (3,148,745)   $ (3,029,930)   $ (9,997,382)   $  (3,422,517)
  Beneficial conversion features of
   preferred stock                                      0      (2,933,137)     (2,357,916)       (2,933,137)
  Deemed dividend from beneficial
      conversion feature of warrants              (95,754)        (40,743)       (665,099)          (40,743)
                                             ------------    ------------    ------------    -------------

Net loss applicable to common shareholders   $ (3,244,499)   $ (6,003,810)   $(13,020,397)   $  (6,396,397)
                                             ============    ============    ============    =============

Net loss per share:
  Basic and diluted                          $      (0.22)   $      (0.45)   $      (0.82)   $       (0.51)

Weighted averaged shares outstanding:
  Basic and diluted                            15,969,560      13,257,332      15,070,424       12,658,227


                                AXM PHARMA, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  Nine Months Ended September 30, 2004 and 2003
                                   (UNAUDITED)

                                                         2004           2003
                                                     -----------    -----------

CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                            (9,997,382)    (3,422,517)
  Adjustments to reconcile net loss to cash used in
   operating activities:
    Common stock issued for services                   4,571,918      3,495,835
    Depreciation and amortization                         33,731         43,776
     Changes in assets and liabilities:
      Cash held in trust                                       0        (66,573)
     Accounts receivable                               2,589,262     (1,890,025)
     Advances                                          1,374,580        291,597
     Inventories                                        (732,258)      (392,887)
     Accounts payable and accrued expenses              (179,291)       146,855
     Value added tax payable                          (2,239,080)     1,104,183
                                                     -----------    -----------

CASH FLOWS USED IN OPERATING ACTIVITIES               (4,578,520)      (689,576)

CASH FLOWS FROM INVESTING ACTIVITIES
  Capital expenditures                                (3,906,707)       (27,236)

CASH FROM FINANCING ACTIVITIES
  Proceeds from sale of stock                          6,476,068      4,888,562

NET INCREASE IN CASH                                  (2,009,159)     4,171,570

Cash, beginning of period                              2,950,782        106,036

Cash, end of period                                      941,623      4,277,597

SUPPLEMENTAL NON-CASH TRANSACTIONS
  Net liabilities assumed in reverse merger

                                AXM PHARMA, INC.
                     (FORMERLY AXIOM PHARMACEUTICALS, INC.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1: MANAGEMENT REPRESENTATION AND PRESENTATION

Operating results for the three months ended September 30, 2004 are not necessarily indicative of the results that may be expected for the year ending December 31, 2004. It is suggested that the financial statements be read in conjunction with the audited financial statements and notes for the fiscal year ended December 31, 2003 included in our Annual Report on Form 10-KSB.

The balance sheet of AXM Pharma, Inc. as of September 30, 2004, the related consolidated statement of operations for the three and nine months ended September 30, 2004, and the consolidated statement of cash flows for the nine months ended September 30, 2004 included in the consolidated financial statements have been prepared by us without audit. In the opinion of management, the accompanying consolidated financial statements include all adjustments (consisting of normal, recurring adjustments) necessary to summarize fairly our consolidated financial position and results of operations. The consolidated results of operations for the three and nine months ended September 30, 2004, are not necessarily indicative of the results of operations for the full year or any other interim period. Notes to the financial statements which would substantially duplicate the disclosure contained in the audited financial statements for the most recent fiscal year ended December 31, 2003 and reported in our most recent Form 10-KSB, have been omitted.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OUR BUSINESS

AXM Pharma, Inc., a Nevada corporation, is a pharmaceutical company based in The People's Republic of China. We are a publicly listed company trading under the symbol (AMEX: AXJ). Our business is the sale of over-the-counter and prescription pharmaceutical products in the People's Republic of China. Our business in the People's Republic of China is conducted by our wholly-owned subsidiary, AXM Pharma Shenyang, Inc., located in the city of Shenyang in the Northeastern Portion of the People's Republic of China. AXM Shenyang and its predecessor company, Shenyang Tiawei Pharmaceutical Factory, Ltd., have an operating history of approximately 10 years. AXM Shenyang has historically been a manufacturer and distributor of proprietary and generic pharmaceutical products, which include injectables, capsules, tablets, liquids and medicated skin products for export and domestic Chinese sales. AXM Shenyang's plant was decommissioned in 2002 due to significant growth of the population of Shenyang that caused the surrounding area to change from a city-edge industrial area to a city-center, non-industrial, residential neighborhood. In April 2004 AXM Shenyang applied for national renewal of its 43 licenses to produce over-the-counter and prescription pharmaceutical products in The Peoples Republic of China. We have received confirmation that 42 of these licenses, including all of those which we have historically commercialized, have now been renewed by the State Food and Drug Administration. We anticipate recommencing production of Asarone and Weifukang as soon as our factory receives Chinese Good Manufacturing Practices certification. We anticipate receiving this certification in December 2004, although there can be no guarantee. In the future we plan to expand our business by commercializing additional licenses held by AXM Shenyang; acquiring additional product licenses; and by moving the manufacturing and distribution of our products in-house.

Our subsidiary, AXM Shenyang, is classified under Chinese Company Law as a Wholly Foreign Owned Enterprise. Wholly Foreign Owned Enterprises have recently become the investment vehicle of choice for foreign investors who wish to manufacture, process, or assemble products in China. Wholly Foreign Owned Enterprises are limited liability companies established under Chinese Company Law, which are owned exclusively by one or more foreign investors and thus offer controls over the company's management, technology, and finances that the typical foreign investor requires. From a foreign investors' point of view, the advantages of establishing a WFOE include:

     o Independence and freedom to implement the worldwide strategies of its parent company without having to consider the involvement of a Chinese partner;
     o Ability to carry on business rather than just a representative office function;
     o Ability to issue invoices to their customers in Renminbi (Chinese Currency) and receive Renminbi revenues;
     o Ability to convert Renminbi profits to US dollars for remittance to their parent company outside China;
     o    Ability to employ staff directly within China;
     o    Protection of intellectual know-how technology;
     o Greater efficiency in its operations, management and future development; and
     o    No requirement to share profits with another party; and

In summary, the key differences between a WFOE and an equity or cooperative joint venture are that the joint venture business structure requires profit sharing between the stake holders, significant involvement in operational and business matters by the Chinese stake holders, indirect representation in business matters and much less effective and efficient cooperation between the stake holders. Typically, the foreign party to a Chinese joint venture experiences significantly less control over the business structure than if the foreign party forms a Wholly Foreign Owned Enterprise or converts an existing joint venture into a Wholly Foreign Owned Enterprise. Because the Wholly Foreign Owned Enterprise business structure is relatively new compared to the joint venture structure, fewer than 5% of foreign firms currently operate as Wholly Foreign Owned Enterprises. It is anticipated that newly formed businesses will likely choose the use of the Wholly Foreign Owned Enterprise structure over the joint venture structure. It is also anticipated that existing joint ventures are likely to migrate their corporate structures to Wholly Foreign Owned Enterprises over the next five years.

FINANCIAL CONDITION

On June 24, 2004, we completed a private equity financing of $3,042,500 with 11 accredited investors. After payment of costs and expenses, including fees of the placement agent, we received net proceeds of approximately $2,773,800. We issued
30.425 shares of our Series C Preferred Stock, $.001 par value per share, at a price per share of $100,000 and 357,936 common stock purchase warrants, each of which entitles the holder to purchase one share of our common stock, $.001 par value, for a period of three years from the date of issuance at an exercise price equal to $5.50 per share. Each share of the preferred stock is convertible into a number of fully paid and non-assessable shares of our common stock obtained by dividing the face value of $100,000 per share by the fixed conversion price of $4.25 per share. The warrants are redeemable by AXM Pharma under certain circumstances.

During the three-month period ended September 30, 2004 we did not generate any product sales compared to revenues from product sales for the three-month period ended September 30, 2003 of $3,123,441. This represents a sales decrease of $3,123,441 from the three-month period ended September 30, 2003.

The lack of sales was specifically due to the changing government regulations regarding the sales and marketing of pharmaceutical products in China. Due to new State Food and Drug Administration guidelines, we are now required to obtain Chinese Good Manufacturing Practices certification and renew our licenses to manufacture and sell our existing products at the national level, as opposed to the state and local level as had been required in the past. Because our national approval license applications were not submitted until April 2004, we were required to cease manufacturing and selling these items until we received approval from the State Food and Drug Administration. We have received confirmation that 42 of our license renewals have been approved by the State Food and Drug Administration. We expect to begin producing and selling these products again as soon as our new factory receives Chinese Good Manufacturing Practices certification. We hope to receive Chinese Good Manufacturing Practices certification in December 2004 following an anticipated inspection of our factory in November 2004.

In addition to the licenses for the products listed above, we acquired the rights to Qiyao, an adjunctive therapy for Type II diabetes; Tong Yang, an anti-fatigue functional food; Sunkist Vitamin Range; and, Whisper Feminine Hygiene Wash. We intend to manufacture, market and sell these products in the future, when we enter into appropriate marketing and distribution agreements.

Although our new sales and marketing initiatives have been delayed until later in the fourth quarter of 2004, management remains confident that the activities currently being completed in China will position us to be able to execute a solid growth plan of increased sales and earnings during the 4th quarter of 2004 and on into 2005. Management recognizes that 2004 is a significant transition year, where we are transforming a localized privately-owned pharmaceutical company into an international company with state of the art manufacturing facilities, nation-wide distribution reach and new globally recognized branded products. Delays in the actual launch of our new products, which is the culmination of our efforts over the past year, is typical within emerging markets and the pharmaceutical industry as a whole.

Due to the absence of any sales for the three months ended September 30, 2004 there was not any gross profit compared to $936,922 for the three-month period ended September 30, 2003, a decrease of $936,922. During the remainder of FY
2004, we anticipate continuing to increase our gross profit margin with the sales of our new and re-licensed products. We continue to anticipate a significant increase in gross profit margin through the introduction of our various new products, which are anticipated to have an average gross margin of 75%, the re-branding of our products under the AXM Pharma Shenyang and Sunkist brands, signing new distribution contracts at margins that are equivalent or better than the agreements in force in 2003, and the opening of our new state of the art manufacturing plant in Shenyang scheduled for December 2004.

At September 30, 2004, we had total assets of $9,659,676 compared to total assets of $11,024,738 at December 31, 2003. Cash was $941,623 as of September 30, 2004, a decrease of $2,009,159 from the $2,950,782 cash on hand as of December 31, 2003. Cash used in operations was $5,038,269. Accounts receivable was $25,717 at September 30, 2004, a decrease of $2,589,262 from the $2,614,979 at December 31, 2003. Trade receivables of approximately $828,902 were written off due to Chinese trade laws governing pharmaceuticals that are no longer licensed for sale. Inventories increased $732,259 to $2,976,013 from the $2,243,754 at December 31, 2003. Total liabilities at September 30, 2004 were $1,019,531, a decrease of $2,422,459 from the $3,441,990 at December 31, 2003.
Accounts payable and accrued liabilities were $340,785 at September 30, 2004, a decrease of $183,379 from the $524,164 at December 31, 2003.

Despite the views of management, the statements concerning future gross revenues and gross profits are forward-looking statement that involves certain risks and uncertainties, which could result in a fluctuation of total sales below those anticipated to be achieved. Pricing of our products and gross profit on product sales could change due to competitive forces, which could negatively impact future sales and or operating profits.

RECENT DEVELOPMENTS

In October we completed construction on several key facilities within our new factory, including our Ointment/Cream facility, which is now ready for Good Manufacturing Practices certification. This facility has undergone a test-run, standard operating procedures have been established for Good Manufacturing Practices, and technicians and department employees have undergone the necessary training. Additionally, construction is now complete on our Solid Dosage Form facility. The major equipment, such as a high speed tablet press, has been shipped from the supplier and we anticipate that it will be installed and operational in late November or December 2004. . Standard operating procedures have been established for this equipment and training has already been completed by a team of engineers from the US and Shenyang. We anticipate that the Chinese Good Manufacturing Practices inspection group will perform their inspection at the end of November. We anticipate that we will obtain the final Chinese Good Manufacturing Practices certificate of approval in December2004.

Since July 2004, we signed exclusive supply agreements for a range of chewable prescription and OTC products under the Sunkist brand In Asia. We have signed distribution contracts with distributors in Shenzhen, Beijing and Shanghai and plan to launch Whisper in November 2004 in these territories.

In June 2004 we appointed as our key advertising advisor the Ogilvy Group public relations firm to assist us in our product launch strategy focused on the second half of 2004. We also acquired an anti-depression and anti-fatigue compound for OTC distribution in China. We also, launched a new product line of chewable prescription and OTC products under the Sunkist brand in Asia that included the acquisition of the exclusive rights to an oral drug delivery technology.

In June 2004, we completed a $3,042,500 financing led by HC Wainwright and the Shemano Group. We received a key drug manufacturing license and appointed Saatchi & Saatchi to advise on certain advertising and marketing issues related to new product launches.

In May 2004, we were approved to use the name AXM Pharma in China. We also appointed the Alliance of ZZAD and Ogilvy Group to advise on various product packaging and marketing issues. Also, our feminine hygiene product was approved by the National Ministry for Health and Hygiene in China.

In October 2003, we began construction of a modern production and distribution facility, which we intend to qualify under United States Good Manufacturing

Practice regulations. The new plant is located in a special economic zone in the city of Shenyang that will provide us with various multi-year tax and development incentives. We anticipate that when our new facility is certified and becomes operational, we will have approximately 320 employees.

AXM Shenyang has chosen to locate its new production facility in the Shenyang Hunnan National New & High-Tech Industrial Development District. This special economic district is located at the southern part of the city of Shenyang with a total area of approximately 120 square kilometers. The development and construction of the High-Tech Industrial Development District is a major step for Shenyang's economic and social development.

The High-Tech Industrial Development District was established in May of 1988 in order to accelerate the development and industrialization of high-tech industries in the North-Eastern portion of the Peoples Republic of China. After thirteen years of development, it has successfully attracted various high-tech industries, including: biotechnology, pharmaceuticals, software, digital technology, robots, nano-materials and a distribution center for IT products. Currently, over 480 foreign enterprises including General Motors, Toshiba and LG that have set up offices or manufacturing facilities in the High-Tech Industrial Development District.

In order to create unique incentives for companies to locate in the High-Tech Industrial Development District, favorable corporate income rates have been established. The income tax rate for those companies that have chosen to locate in the High-Tech Industrial Development District will be levied at 15 percent annually. Newly founded high-tech enterprises, including AXM Shenyang, will enjoy exemption from income tax for 2 years from the first year of operation.

RISKS AND UNCERTAINTIES

All of the following risks may impair our business operations. If any of the following risks actually occurs, our business, financial condition or results of operations could be materially adversely affected. In such case, the trading price of our common stock could decline, and one may lose all or part of your investment. Additional risks include: We may not be able to adequately protect and maintain our intellectual property. We may not be able to obtain regulatory approvals for our products or reimbursement from the sale of our products. Our dependence on certain local third parties may impact our ability to control certain aspects of our operations. We may have difficulty competing with larger and better financed companies in our sector. New legislative or regulatory requirements may adversely affect our business and operations. We are dependant on certain key existing and future personnel. Our growth is dependent on our ability to successfully develop, acquire or license new drugs. We may be subject to product liability claims in the future. Changes in the laws and regulations in The Peoples Republic of China may adversely affect our ability to conduct our business. We may experience barriers to conducting business due to governmental policy. Capital outflow policies in The Peoples Republic of China may hamper our ability to remit income to the United States. Fluctuation of the Renminbi could materially affect our financial condition and results of operations. We may face obstacles from the communist system in The Peoples Republic of China. We may have difficulty establishing adequate management, legal and financial controls in The Peoples Republic of China. Trade barriers and taxes may have an adverse affect on our business and operations. There can be no guarantee that The Peoples Republic of China will comply with the membership requirements of the World Trade Organization. A future outbreak of Severe Acute Respiratory Syndrome
(SARS) or similar virus may adversely impact our operations and the operations of our contract manufacturers and distributors. There may not be sufficient liquidity in the market for our securities in order for investors to sell their securities. The fact that our directors and officers own approximately 45% of our capital stock may decrease the influence on shareholder decisions. The outstanding warrants may adversely affect us in the future and cause dilution to existing shareholders.

INVENTORIES

Inventories, which consist primarily of raw materials and related materials, are stated at the lower of cost or market with cost determined on a first-in, first-out (FIFO) basis. We regularly monitor inventories for excess or obsolete items and make any valuation corrections when such adjustments are needed.


NOTE 3 - STOCK ISSUANCES

COMMON STOCK ISSUED FOR STOCK-BASED COMPENSATION

We periodically issue common stock for services rendered. Common stock issued is valued at the estimated fair market value, as determined by management and the board of directors of the Company. Management and the board of directors consider market price quotations, recent stock offering prices and other factors in determining fair market value for purposes of valuing the common stock. During the three months ending September 30, 2004, we issued 283,334 shares of common stock for services valued at $1,085,169.

On September 10, 2004, we issued 83,334 shares of restricted common shares valued at $319,169 pursuant to an agreement with Peter Cunningham, our Chief Executive Officer. The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering. The shares were valued at $3.83 per share, the market price for shares of our common stock at the time of issuance.

On July 21, 2004, we issued 100,000 shares of restricted common to Chet Howard, our Chief Financial Officer and Chief Accounting Officer, valued at $383,00. The shares were issued pursuant to the exemption from registration provided by
Section 4(2) of the Securities Act for issuances not involving a public offering. The shares were valued at $3.83 per share, the market price for shares of our common stock at the time of issuance.

On July 21, 2004, we issued 100,000 shares of restricted common to Harry Zhang, Chief Accounting Officer of our wholly owned subsidiary, valued at $383,000. The shares were issued pursuant to the exemption from registration provided by
Section 4(2) of the Securities Act for issuances not involving a public offering. The shares were valued at $3.83 per share, the market price for shares of our common stock at the time of issuance.

On August 27, 2004 we issued 35,000 stock options to each of Montgomery Simus and Mark Bluer, both of whom are members of our Board of Directors, valued at a total of $190,400. The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering. The shares were valued at $2.72 per share, the market price for shares of our common stock at the time of issuance.

On September 1, 2004 we issued stock options, for an aggregate of 100,000 shares valued at $269,000 pursuant to an agreement with Dreamvest, LLC. The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering. The shares were valued at $2.69 per share, the market price for shares of our common stock at the time of issuance.

On September 8, 2004 we issued stock options, for an aggregate of 80,000 shares valued at $312,000 pursuant to an agreement with RCG Capital Markets Group, Inc. The shares were issued pursuant to the exemption from registration provided by
Section 4(2) of the Securities Act for issuances not involving a public offering. The shares were valued at $3.90 per share, the market price for shares of our common stock at the time of issuance.
At September 30, 2004, the Company had a stock-based compensation plan. In April 2004, the Board of Directors adopted the 2004 Qualified and Nonstatutory Stock Option Plan. The Board of Directors reserved 3,000,000 stock options to directors, executive officers, employees and consultants. During the nine months ended September 30, 2004, the Company granted options to no employees under the 2004 Plan and 180,000 options to various consultants under the 2004 Plan. . The recorded stock based compensation totaling $154,949 related to the options issued to consultants.

The Company applies and intends to continue to apply the recognition and intrinsic value measurement principles of Accounting Principles Board (APB) Opinion No. 25, "Accounting for Stock Issued to Employees," and related Interpretations in accounting for those plans. The Company recorded $0 of stock-based compensation expense for stock options issued to employees which is reflected in the net loss for the nine month period ended September 30, 2004. In addition, the Company recorded stock based compensation expense totaling $$154,949 related to the options issued to consultants. The consultant options vested immediately and were expensed based on the fair value calculated using the Black-Scholes pricing model using the following assumptions: 56% volatility, one year life, 2.5% discount rate and 0% dividend yield.

There was no effect on net income and earnings per share if AXM Pharma, inc. had applied the fair value recognition provisions of FASB Statement No. 123, Accounting for Stock-Based Compensation, to stock-based employee compensation.

Conversions of Preferred Stock and Warrant Exercises
----------------------------------------------------

During the third quarter, AXM Pharma issued shares of common stock in connection with the following conversions of its Series C Preferred Stock. AXM Pharma issued 141,175 shares of common stock for the conversion of 6 shares of Series C Preferred Stock.

ACCOUNTING FOR STOCK-BASED COMPENSATION

We account for stock-based compensation issued to employees and advisors of the Company using the intrinsic value based method as prescribed by APB Opinion No. 25 "Accounting for Stock Issued to Employees" ("APB 25"). Under the intrinsic value based method, compensation is the excess, if any, of the fair value of the stock at the grant date or other measurement date over the amount an employee must pay to acquire the stock. Compensation, if any, is recognized over the applicable service period, which is usually the vesting period.

In October 1995, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("SFAS 123"). This standard, if fully adopted, changes the method of accounting for employee stock-based compensation plans to the fair value based method. For stock options and warrants, fair value is determined using an option pricing model that takes into account the stock price at the grant date, the exercise price, the expected life of the option or warrant and the annual rate of quarterly dividends. Compensation expense, if any, is recognized over the applicable service period, which is usually the vesting period.

In  March  2000,  the  FASB  issued  FASB  Interpretation  No.  44  ("FIN  44"),
"Accounting for Certain Transactions Involving Stock Compensation, an interpretation of APB Opinion 25." FIN 44 clarifies the application of APB 25 for (a) the definition of employee for purposes of applying APB 25, (b) the criteria for determining whether a plan qualifies as a non-compensatory plan,
(c) the accounting consequence for various modifications to the terms of a previously fixed stock option or award, and (d) the accounting for an exchange of stock compensation awards in a business combination. FIN 44 is effective July 1, 2000, but certain provisions cover specific events that occur after either December 15, 1998, or January 12, 2000. The adoption of FIN 44 did not have a material effect on the financial statements.

The adoption of the accounting methodology of SFAS 123 is optional and we have elected to continue accounting for stock-based compensation issued to employees using APB 25, as amended by FIN 44; however, pro forma disclosures, as if we adopted the cost recognition requirements under SFAS 123, are required to be presented (see below). For stock-based compensation issued to non-employees, the Company values these grants at fair value as defined in SFAS 123, FIN 44 and EITF 96-18, "Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling Goods or Services."


CASH FINANCING ACTIVITIES

On June 24, 2004, we completed a private equity financing of $3,042,500 with 11 accredited investors. After payment of costs and expenses, including fees of the placement agent, we received net proceeds of approximately $2,773,800. We issued
30.425 shares of our Series C Preferred Stock, $.001 par value per share, at a price per share of $100,000 and 357,936 common stock purchase warrants, each of which entitles the holder to purchase one share of our common stock, $.001 par value, for a period of three years from the date of issuance at an exercise price equal to $5.50 per share. Each share of the preferred stock is convertible into a number of fully paid and nonassessable shares of our common stock obtained by dividing the face value of $100,000 per share by the fixed conversion price of $4.25 per share. The warrants are redeemable by AXM Pharma under certain circumstances.

In addition to its fees and expenses, the placement agent received a three-year warrant to purchase up to 3 shares of our Series C Preferred Stock at a price of $100,000 per share and up to 35,793 warrants.

Also in connection with the issuance of the shares of preferred stock and warrants issued on June 24, 2004, we agreed to file a registration statement with the Securities and Exchange Commission to register for resale the shares of our common stock into which the shares of our preferred stock may be converted and the shares of common stock issuable upon the exercise of the warrants. We are required to keep this registration statement continuously effective under the Securities Act until such date as is the earlier of (x) the date when all of the securities covered by such registration statement have been sold or (y) the date on which such securities may be sold without any restriction pursuant to Rule 144 as determined by the counsel to AXM Pharma pursuant to a written opinion letter, addressed to our transfer agent to such effect. We also agreed to provide the same penalty provisions to our Series B Shareholders whose stock is also being registered as part of this prospectus.


STOCK OPTION PLANS

In April of 2004, our Shareholders approved the "2004 Qualified and Nonstatutory Stock Option Plan." The Board of Directors reserved 3,000,000 shares of our common stock to be issued in the form of incentive and/or non-qualified stock options for employees, directors and consultants to AXM. On April 29, 2004, our shareholders approved and ratified the issuance of 2,040,000 options to employees, directors and consultants.

REVENUE RECOGNITION

Product sales revenue is recognized upon passage of title to customers, typically upon shipment of product. Any provision for discounts and estimated returns are accounted for in the period the related sales are recorded.

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our financial statements and the notes thereto which appear elsewhere in this report. The results shown herein are not necessarily indicative of the results to be expected in any future periods. This discussion contains forward-looking statements based on current expectations, which involve uncertainties. Actual results and the timing of events could differ materially from the forward-looking statements as a result of a number of factors. Readers should also carefully review factors set forth in other reports or documents that we file from time to time with the Securities and Exchange Commission.


Overview

On March 14, 2003, we completed a share exchange with Werke Pharmaceuticals, Inc., a Delaware corporation, formed to develop and finance the growth of Chinese based pharmaceutical companies. As a result of the share exchange, Werke became our wholly owned subsidiary. Werke's wholly owned operating subsidiary is AXM Shenyang Inc., a northern China-based pharmaceutical company. The comparables discussed below relate to the operations of Werke and its wholly owned subsidiary, AXM Shenyang, for the periods discussed.


During the fiscal quarter ended September 30, 2004, our products were not available for sale due to new licensing requirements at the national level in China. Beginning July 1, 2004, all pharmaceutical companies must obtain Good Manufacturing Practices certification and national approval licenses to manufacture each of their pharmaceutical products. The application period can take more than 100 working days. In April 2004, in accordance with guidelines provided by the Liaoning sFDA, we submitted applications to renew licenses for all of our pharmaceutical products. We have received confirmation that 42 of 43 of our licenses, including those that we have historically commercialized, have been approved for renewal at the national level. In June 2004, we submitted applications for Good Manufacturing Practices certification pursuant to the requirements of State Food and Drug Administration, which we are required to obtain prior to December 31, 2004. We have currently completed construction on several of the key facilities at our new factory. We have completed training and established standard operating procedures for the facilities that have been completed and upon receipt of certain equipment, which has been ordered and is expected to arrive shortly, we believe that we will be ready for our Chinese Good Manufacturing Practices certification review. We anticipate that our review will occur in late November 2004 and believe that we will receive Chinese Good Manufacturing Practices certification in December 2004.

After our factory is Chinese Good Manufacturing Practices approved, we intend to immediately reintroduce Asarone Tablets and the Wefukang Cream with new packaging and to market these products much more broadly. We expect that we will launch the Qiyao Diabetes product and the Sunkist line of imported products during the first quarter of 2005. We expect to commence sales of the Whisper Feminine Hygiene Product in November 2004 in Shenzhen, followed by launches in Shanghai and Beijing shortly thereafter.

We  are  currently   seeking  to  license  various  branded  OTC  products  from identifiable North American pharmaceutical and supplement companies for distribution and manufacturing in China and Asia-Pacific. We are currently party to a licensing agreement to manufacture market and sell certain vitamin and vitamin supplements in The Peoples Republic of China under the Sunkist brand name and trademark and other products under AXM Pharma owned brand names. The Sunkist trademark agreement grants AXM Pharma exclusive rights in The Peoples
Republic of China, excluding Macao and Hong Kong, for use of the Sunkist brand name for AXM Pharma's range of vitamin and vitamin supplements (excluding vitamin-fortified confections). The agreement also grants AXM Pharma a right of first refusal for any territory in the rest of Asia where Sunkist does not currently license the product categories covered by their agreement with AXM Pharma. Under the terms of the agreement, we are required to achieve certain sales targets each year, for each category of product licensed under the agreement. If we fail to achieve the agreed upon sales targets for any two consecutive years, the agreement may be terminated with regard to such product category by Sunkist in its discretion.

Recent events have led us to examine closely the management performance at our wholly owned operating subsidiary, AXM Shenyang. There are clear indications that deficiencies have arisen at the senior level. These deficiencies may have contributed to the delays in the process to obtain national approval licenses, the lower than expected sales in the second quarter and the absence of sales in the third quarter. In order to address these deficiencies in August and September 2004 we retained several senior level advisors to assist with the renewal of our national approval licenses and the completion and certification of our new manufacturing facility. We believe that these changes are beginning to yield positive results in that we have recently received confirmation that the national State Food and Drug Administration has approved our application to renew 42 of 43 of our pharmaceutical licenses and we have completed construction of several key phases of our new factory and believe that we will be ready for Chinese Good Manufacturing Practices certification in November 2004, with an anticipated approval in December 2004. We anticipate adding several strong industry experienced executives to our management team and reorganizing various roles and responsibilities within senior management in the fourth quarter and early 2005. We hope that these changes in senior management will enhance productivity, reduce conflicts and lead to more effective integration of our U.S. and Chinese management teams in order to enhance our ability to conduct our business in an effective manner in future periods.


LIQUIDITY AND CAPITAL RESOURCES

Total assets decreased from $11,024,738 at December 31, 2003 to $9,659,676 at September 30, 2004. This decrease is attributable to the increase of Losses from operating activities and the expensing of over $560,000 in factory United States Good Manufacturing Practices and China Good Manufacturing Practices certification processes for the new factory.

Our total outstanding current liabilities decreased to approximately $1,019,531 at September 30, 2004, as compared to approximately $3,441,990 at March 31, 2003. This reduction of $2,422,459 is mostly attributable primarily to a reduction in Value Added Tax liabilities of $2,239,162.

From December 31, 2003, to September 30, 2004, our cash and cash equivalents decreased by approximately $2,009,159 million as a result of receipt of net proceeds in the private placement offering of approximately $6,492,963. This was offset by cash used for factory and equipment of $3,906,707 and reductions in current liabilities of $2,422,459. Approximately $1,240,118 of non-cash general, administrative and selling expenses were incurred in the period ended September 30, 2004. The non-cash expenses for the nine months ended September 30, 2004 was

$4,571,918. Non-cash expense is where we pay for services (e.g. financial consulting and investor relations services) using shares of our common stock. In the past the Company took advantage of these opportunities to conserve cash.

We currently have sufficient cash to maintain operations at their present level through the end of the current year. Capital used to date in activities associated with the building and certification of the new facilities in Shenyang is approximately US$4 million. We anticipate requiring additional investment of approximately US$ 4.2 million primarily during the fourth quarter of 2004 in order to complete the new production facilities, laboratory and administration buildings. However, to fulfill our planned expansion in sales territory, complete the factory, implement the required systems and fund our working capital needs, we will need to raise approximately $8 million in additional funds. We are currently seeking to raise this additional capital through either sales of our equity securities or debt financing of our factory and equipment in Shenyang, but there cannot be any guarantees that we will be able to raise this additional capital on terms acceptable to management or at all. We are not currently in a position to call any of our outstanding warrants. However, should our common stock trade at a price of $4.00, based on the closing sales price, for 30 consecutive calendar days, assuming an effective registration statement is in place with regard to the underlying shares of our common stock, we would be in a position to call a significant portion of the outstanding warrants. In the event that these warrants were called and converted we would receive gross proceeds of approximately $10.5 million. If we are not able to raise this additional capital through warrant exercises or additional fund raising activities we could be forced to curtail some of the currently anticipated expenditures in the above mentioned areas. Should we be forced to do this it could have an impact on the anticipated future sales and earnings.


CRITICAL ACCOUNTING POLICIES

We believe the following critical accounting policies, among others, affect our more significant judgments and estimates used in the preparation of our financial statements:

ALLOWANCE FOR DOUBTFUL ACCOUNTS

We maintain allowances for doubtful accounts for estimated losses resulting from the inability of our customers to make required payments. The allowance for doubtful accounts is based on specific identification of customer accounts and our best estimate of the likelihood of potential loss, taking into account such factors as the financial condition and payment history of major customers. We evaluate the collectability of our receivables at least quarterly. If the financial condition of our customers were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required. The differences could be material and could significantly impact cash flows from operating activities.

INVENTORY

We write down our inventory for estimated obsolescence or unmarketable inventory equal to the difference between the cost of inventory and the estimated market value based upon assumptions about future demand, future pricing and market conditions. If actual future demands, future pricing or market conditions are less favorable than those projected by management, additional inventory write-downs may be required and the differences could be material. Such differences might significantly impact cash flows from operating activities.

ACCOUNTING FOR STOCK-BASED COMPENSATION

We account for stock-based compensation based on the provisions of Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," as amended by the Financial Accounting Standards Board Interpretation No. 44, "Accounting for Certain Transactions Involving Stock Compensation." Accounting Principles Board Opinion No. 25 and Financial Accounting Standards Board Interpretation No. 44 state that no compensation expense is recorded for stock options or other stock-based awards to employees that are granted with an exercise price equal to or above the estimated fair value per share of the company's common stock on the grant date. We adopted the disclosure requirements of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation," which requires compensation expense to be disclosed based on the fair value of the options granted at the date of the grant.

In December 2002, the Financial Accounting Standards Board issued its Statement No. 148, "Accounting for Stock-Based Compensation -- Transition and Disclosure--an amendment of Financial Accounting Standards Board Statement No. 123." This Statement amends Statement of Financial Accounting Standards No. 123, to provide alternative methods of transition for an entity that voluntarily changes to the fair value based method of accounting for stock-based employee compensation. It also amends the disclosure provisions of Statement of Financial Accounting Standards No. 123 to require prominent disclosure about the effects on reported net income of an entity's accounting policy decisions with respect to stock-based employee compensation. The transition and annual disclosure provisions of Statement of Financial Accounting Standards No. 148 are effective for fiscal years ending after December 15, 2002, and the interim disclosure provisions were effective for the first interim period beginning after December 15, 2002. We did not voluntarily change to the fair value based method of accounting for stock-based employee compensation, therefore, the adoption of Statement of Financial Accounting Standards No. 148 did not have a material impact on our operations and/or financial position.

We did not issue any stock options to employees during the period ended March 31, 2004, therefore pro forma disclosures are not required for the three months ended March 31, 2004.

CONVERTIBLE PREFERRED STOCK

Convertible Preferred Sock issued by AXM Pharma is initially offset by a discount representing the relative fair value of the beneficial conversion feature and warrants. This beneficial conversion for the preferred stock is recorded as a dividend over the period the preferred stock is convertible and accelerated pro-rata as the preferred stock are converted. The beneficial conversion feature allocated to warrants is recognized over the life of the warrants and accelerated as warrants are exercised. The fair value of the warrants and beneficial conversion discount are calculated based on available market data using appropriate valuation models. The beneficial conversion feature is limited to the total proceeds received.

SALES ALLOWANCES

A portion of our business is to sell products to distributors who resell the products to the end customers. In certain instances, these distributors obtain discounts based on the contractual terms of these arrangements. Sales discounts are usually based upon the volume of purchases or by reference to a specific price in the related distribution agreement. We recognize the amount of these discounts at the time the sale is recognized. Additionally, sales returns allowances are estimated based on historical return data, and recorded at the time of sale. If the quality or efficacy of our products deteriorates or market conditions otherwise change, actual discounts and returns could be significantly higher than estimated, resulting in potentially material differences in cash flows from operating activities.

VALUATION OF INTANGIBLES

From time to time, we acquire intangible assets that are beneficial to our product development processes. We periodically evaluate the carrying value of intangibles, including the related amortization periods. In evaluating acquired intangible assets, we determine whether there has been impairment by comparing the anticipated undiscounted cash flows from the operation and eventual disposition of the product line with its carrying value. If the undiscounted cash flows are less than the carrying value, the amount of the impairment, if any, will be determined by comparing the carrying value of each intangible asset with its fair value. Fair value is generally based on either a discounted cash flows analysis or market analysis. Future operating income is based on various assumptions, including regulatory approvals, patents being granted, and the type and nature of competing products. If regulatory approvals or patents are not obtained or are substantially delayed, or other competing technologies are developed and obtain general market acceptance or market conditions otherwise change, our intangibles may have a substantially reduced value, which could be material.

DEFERRED TAXES

We record a valuation allowance to reduce the deferred tax assets to the amount that is more likely than not to be realized. We have considered estimated future taxable income and ongoing tax planning strategies in assessing the amount needed for the valuation allowance. Based on these estimates, all of our deferred tax assets have been reserved. If actual results differ favorably from those estimates used, we may be able to realize all or part of our net deferred tax assets. Such realization could positively impact our operating results and cash flows from operating activities.

VALUE ADDED TAX

Value added tax payable is reported as a significant liability. The accounting policies adopted by management include full disclosure of the Value Added Tax liability calculated at 17% of the difference between ex factory price and the cost of raw materials, less the cost of the fees paid to the third-party original equipment manufacturing company.

LITIGATION

We account for litigation losses in accordance with Statement of Financial Accounting Standards (SFAS) No. 5, "Accounting for Contingencies." Under SFAS No. 5, loss contingency provisions are recorded for probable losses at management's best estimate of a loss, or when a best estimate cannot be made, a minimum loss contingency amount is recorded. These estimates are often initially developed substantially earlier than the ultimate loss is known, and the estimates are refined each accounting period, as additional information is known. Accordingly, we are often initially unable to develop a best estimate of loss; therefore, the minimum amount, which could be zero, is recorded. As information becomes known, either the minimum loss amount is increased or a best estimate can be made, resulting in additional loss provisions. Occasionally, a best estimate amount is changed to a lower amount when events result in an expectation of a more favorable outcome than previously expected. Due to the nature of current litigation matters, the factors that could lead to changes in loss reserves might change quickly and the range of actual losses could be significant, which could materially impact our results of operations and cash flows from operating activities.

RESULTS OF OPERATIONS

COMPARISON OF RESULTS FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2004 TO THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2003

REVENUE

During the three-month period ended September 30, 2004 we did not generate any sales from product sales compared to revenues from product sales for the three-month period ended September 30, 2003 of $3,123,441. This represents a sales decrease of $3,123,441 from the three-month period ended September 30, 2003. For the nine months ended September 30, 2004 sales were $2,097,628 versus sales of $6,338,657 for the comparable period ended September 30, 2003.

The absence of sales for the three months period ended September 30, 2004 is due to the fact that we have not yet received national approval for our pharmaceutical licenses or Chinese Good Manufacturing certification, which caused us to cease manufacturer of our pharmaceutical products as of July 1, 2004, and also disqualified us and any distributors we use from certain competitive bidding processes prior to that date. For example, we were disqualified from a competitive bidding process for the sale of Asarone direct to hospitals in Shanghai because we could not provide the documentation of Good Manufacturing Practices certification required by the local government to participate in such process. Management estimates that the approvals from the regulatory body for these items will be obtained in December 2004. Management further estimates that the Company will not be able to achieve our original sales plan for the remainder of the year related to these items.

Despite these setbacks, we have now received confirmation that the State Food and Drug Administration has now renewed 42 of our licenses, including all of those that we have historically commercialized. Additionally, we have completed construction of key phases of our new factory, as well as training of our personnel and we are awaiting Chinese Good Manufacturing Practices certification review in November 2004. We expect to receive Good Manufacturing Practices certification in December 2004. Once the plant is Good Manufacturing Practices certified, we will immediately commence the reintroduction of Asarone Tablets and the Wefukang Cream. Both products will have updated packaging, and will be distributed in additional territories in China. We also anticipate launching the Qiyao Diabetes product and the Sunkist line of imported products during the first quarter of 2005. We plan to launch our Whisper Feminine Hygiene Wash in Shenzhen in November 2004, followed by Shanghai in December 2004 and Beijing in January 2005.

Despite the views of management, the statement concerning future gross revenues is a forward-looking statement that involves certain risks and uncertainties, which could result in a fluctuation of total sales below those anticipated to be achieved. Pricing of our products and gross profit on product sales could change due to competitive forces, which could negatively impact future sales and or operating profits.

GROSS PROFIT

There was not any gross profit on product sales for the three-month period ended September 30, 2004 due to the absence of sales as discussed above. This is compared to $936,922 for the three-month period ended September 30, 2003, a decrease of $936,922. For the nine months ended September 30, 2004 the gross profit was $1,051,856 compared to $2,187,364 for the comparable period in 2003. In both instances the decrease in gross profit is attributable to the decrease in sales.

The gross margin for the nine months ended September 30, 2004 was 50.1% compared to 34.5% for the nine months ended September 30, 2003. This increase in gross margin was achieved through a planned elimination of the sales of our ultra-low margin antibiotic products. During the fourth quarter of FY 2004, we anticipate continuing to increase our gross profit margin with the sales of our new and re-licensed products. We continue to anticipate a significant increase in gross profit margin through the introduction of our various new products, which are anticipated to have an average gross margin of 75%, the re-branding of our products under the AXM Pharma Shenyang and Sunkist brands, signing new distribution contracts at margins that are equivalent or better than the agreements in force in 2003, and the opening of our new state of the art manufacturing plant in Shenyang scheduled for December 2004.

Despite the views of management,  the statement  concerning  future gross profit margins is a forward-looking statement that involves certain risks and uncertainties, which could result in a fluctuation of gross margins below those anticipated to be achieved. Pricing of our products and gross profit on product sales could change due to competitive forces that could negatively impact future sales and or operating profits.


SALES, GENERAL AND ADMINISTRATIVE EXPENSES

The cash portion of this expense category for the three months ended September 30, 2004 was $1,908,627 compared to $1,258,517 for the same period last year. The cash portion of this expense for the nine months ended September 30, 2004 was $6,477,320 compared to $2,114,046 for the comparable period in 2003. This increase in cash expenditures on general, administrative and selling expense for this quarter compared to the same quarter last year is due primarily to the expansion of administrative staff in the US and China to provide for financial reporting, capital raising efforts and maintaining our public relations at a level consistent with a public company. We also added staff in setting up the information technology function for reviewing possible software and hardware solutions. The expenditures in the information technology area are necessary in order to proceed with the actual implementation and role our of our new manufacturing, marketing and accounting software modules in step with the completion of our new manufacturing facility in Shenyang and meeting US Good Manufacturing Practices and China Good Manufacturing Practices standards.

In addition to the aforementioned cash expenses in the general, administrative and selling expense category there were $1,240,118 in non-cash expenses relating to stock issued for professional services rendered for the three months ended September 30, 2004. For the nine months ended September 30, 2004 there was $4,571,918 in non-cash expenditures for professional services rendered as compared to $3,495,835 for the comparable period in 2003.


NON-CASH CONSULTING ACTIVITIES

During the three-month period ended September 30, 2004, our Board of Directors authorized the issuance of shares of restricted common stock to various Company officers in lieu of cash payments. Based upon the common stock trading price at the times of issuance, and FASB rules, we were required to incur non-cash administrative expenses of $1,240,118 for the issuance of these shares during the three-month period ended September 30, 2004. For the nine month period ended September 30, 2004 the Company incurred $4,571,918 in non-cash expense for compensation to various consultants and Company officers.

NET LOSS AND LOSS PER SHARE

The net loss for the three months ended September 30, 2004, was $3,148,745 including $1,240,118 in non-cash stock issuance. The net loss in the period applicable to common shareholders was $3,244,499 or $(0.20) per share compared to a $6,003,810 loss the same period during 2003. The Net Loss for the three months ended September 30, 2004 was primarily the result of increased expenses related to our public reporting status and increased activities associated with the construction of our new plant in Shenyang. Also included in this loss was approximately $803,185 for write off of receivables that were no longer collectible due to expiration of licensing on products covered by those receivables. The net loss for the nine months ended September 30, 2004 was $9,997,382 per share as compared to a loss of $3,422,517 for the comparable period in 2003. The same reasons attributable to the three month loss increase are applicable to the nine month results. The net loss applicable to the common shareholders for the nine month period ended September 30, 2004 was $13,020,397 or $(0.81) per share as compared to a loss of $6,396,397 or $(.51) per share for the comparable period in 2003.

Delays in regulatory approval have caused delays in the implementation of new sales and marketing initiatives until later in the fourth quarter of 2004. Management remains confident that the activities currently being completed in China will position us to be able to execute a solid growth plan of increased sales and earnings during the 4th quarter of 2004 and on into 2005. Management recognizes that 2004 is a significant transition year, where we are transforming a localized privately owned pharmaceutical company into an international company with state of the art manufacturing facilities, nation-wide distribution reach and new globally recognized branded products. Delays in the actual launch of our new products, which is the culmination of our efforts over the past year, is typical within emerging markets and the pharmaceutical industry as a whole.

The net loss and loss per share results for the three months ended September 30, 2004, were higher than internal management estimates. We had previously forecasted $33 million in gross sales and earnings per share for FY2004 at $0.42 cents per share, excluding non-cash expenses, on a fully diluted basis of approximately 21 million shares outstanding at year-end. Management now estimates that we will incur a loss of approximately $13.4 million or ($0.63.8) per share on FY 2004 sales of approximately $4 million and gross profits of $2.2 million, excluding non-cash expenses, on a fully diluted basis of approximately 21 million shares outstanding at year-end. The primary reasons for these revised estimates are the delays in bringing certain products to market, as well as lost sales due to the particular regulations, which require us to receive national approval of licenses for the manufacture and sale of our pharmaceutical products and the need to receive Chinese Good Manufacturing Practices certification.

Despite the views of management, the statement concerning future loss or earnings per share is a forward-looking statement that involves certain risks and uncertainties, which could result in a fluctuation of earnings below those anticipated to be achieved. Pricing of our products and gross profit on product sales could change due to competitive forces which could negatively impacted future earnings.

ASSETS AND LIABILITIES

At September 30, 2004, we had total assets of $9,659,676compared to total assets of $11,024,738 at December 31, 2003. Cash was $941,623 as of September 30, 2004,
a decrease of $2,009,159 from the $2,950,782 cash on hand as of December 31, 2003. Cash used in operations was $5,038,269 and cash provided by financing activities from the sale of common and preferred stock was $6,980,218.

Accounts receivable was $25,717 at September 30, 2004, a decrease of $2,589,262 from the $2,614,979 at December 31, 2003. This decrease reflects the lack of new sales in the previous quarter and the write-off of approximately $803,185 due to Chinese regulations on product registration expiration as they relate to purchased but unsold items by distributors. Inventories increased $732,258 to $2,976,012 from the $2,243,754 at December 31, 2003.

Total liabilities at September 30, 2004 were $1,019,531, a decrease of $2,422,459 from the $3,441,990 at December 31, 2003. Accounts payable and accrued liabilities were $340,785 at September 30, 2004, a decrease of $183,379 from the $524,164 at December 31, 2003.

RISK FACTORS
------------

You should carefully consider the risks described below before making an investment in AXM Pharma. All of these risks may impair our business operations. If any of the following risks actually occurs our business, financial condition or results of operations could be materially adversely affected. In such case, the trading price of our common stock could decline, and you may lose all or part of your investment.

RISKS RELATING TO OUR BUSINESS

We may not be able to adequately protect and maintain our intellectual property.

Our success will depend in part on our ability to protect and maintain intellectual property rights and licensing arrangements for our products. No assurance can be given that licenses or rights used by AXM Pharma will not be challenged, invalidated, infringed or circumvented, or that the rights granted thereunder will provide competitive advantages to us. There can be no assurance that we will be able to obtain a license to any third-party technology that we may require to conduct our business or that such technology can be licensed at a reasonable cost. There is no certainty that we will not be challenged by our partners for non-compliance with our licensing arrangements. Furthermore, there can be no assurance that we will be able to remain in compliance with our existing or future licensing arrangements. Consequently, there may be a risk that licensing arrangements are withdrawn with no penalties to the licensor or compensation to AXM Pharma.

We may not be able to obtain regulatory approvals for our products or reimbursement from the sale of our products.

The manufacture and sale of pharmaceutical products in The Peoples Republic of China is highly regulated by a number of state, regional and local authorities. These regulations significantly increase the difficulty and costs involved in obtaining and maintaining regulatory approval and reimbursement listings for marketing new and existing products. In addition, our future growth and profitability are, to a significant extent, dependent upon our ability to obtain timely regulatory approvals and reimbursement from the relevant authorities.

The State Food and Drug Administration of The Peoples Republic of China recently implemented new guidelines for licensing of pharmaceutical products. All existing manufacturers with licenses, which are currently valid under the previous guidelines, are required to apply for Good Manufacturing Practices certification by June 30, 2004, and to receive approval by December 31, 2004. We believe that our new factory, which is currently under construction in Shenyang and being constructed to meet more stringent U.S. Good Manufacturing Practices requirements, will pass the certification process and that our current licenses will be renewed under the new guidelines. However, should we fail to receive certification under the new guidelines promulgated by the State Food and Drug Administration, our business would be impacted in a materially adverse manner.


Our dependence on certain local parties may impact our ability to control certain aspects of our operations.

Our operations may become substantially dependent on local Chinese partners to provide marketing expertise and knowledge of the local regulatory environment in order to facilitate the acquisition of necessary licenses and permits. Any failure to form or maintain alliances with local partners, or the preemption or disruption of such alliances by our competitors or otherwise, could adversely affect our ability to penetrate and compete successfully in the Chinese marketplace. In addition, in the uncertain legal environments in The Peoples Republic of China, our business may be vulnerable to local government agencies or other parties who wish to renegotiate the terms and conditions of, or terminate their agreements or other understandings with AXM Pharma.

Our ability to successfully integrate management of our U.S. parent company and our Chinese operating subsidiary will have a material impact on our ability to successfully operate our business.

At AXM Shenyang, there are clear indications that management deficiencies have arisen at the senior level, which result, in many cases, from the difficulty to successfully implement U.S. style management at a Chinese operating company and the difficulty faced by U.S. trained managers operating in China. These deficiencies may have contributed to the delays in the process to obtain national approval licenses and the lower than expected sales in the 2nd quarter. We and AXM Shenyang are actively seeking solutions to these issues. Such solutions may include, among other actions, the hiring of senior level managers who are familiar with both U.S. management methods and Chinese language and culture. In the event that we are unable to implement such solutions in a timely manner it could have a material adverse effect on our business and operations, including but not limited to, further delays in future anticipated national approval licensing activities and the ramp-up of the sales of new and existing products.


We rely on third parties for the supply, manufacture and distribution of our products.

Third parties have manufactured and distributed all of our products. We have not, and do not have manufacturing facilities, personnel or access to raw materials to independently manufacture our products. Prior to the interruption in the manufacture and sale of our drugs for regulatory reasons and because our factory is still under construction, our products were manufactured by Qiqihaer Pharmaceutical Factory 2 and distributed by Liaoning Weikang Medicine Co. Ltd. Except for any contractual rights and remedies that we may have had with our manufacturer and our distributor, we did not have any control over the availability of our products, their quality or cost or the actual distribution of our products. Our current distribution agreement with Liaoning Weikang Medicine Co. Ltd. expired at the end of March 2004. Although Liaoning Weikang Medicine Co. Ltd. verbally agreed to continue as our distributor, we have not signed a definitive written agreement for distribution of our products with Liaoning Weikang Medicine Co. Ltd. or any other distributor. Our manufacturing agreement with Qiqihaer Pharmaceutical Factory 2 expired in September 2004. Depending upon when our national license application and Good Manufacturing Practices certification are approved, our new factory may be operational and therefore we may no longer require the services of Quiqihaer Pharmaceutical. If however, construction of our new factory is not complete and we are unable to obtain or retain third-party manufacturers and distributors on commercially acceptable terms we may not be able to produce and distribute our products as planned. If we encounter delays or difficulties with our contract manufacturer in producing or packaging our products or with our distributor in distributing our products, the production, distribution, marketing and subsequent sales of these products would be adversely affected, and we may have to seek alternative sources of supply or distribution or abandon or sell product lines on unsatisfactory terms. We may not be able to enter into alternative supply, production or distribution arrangements on commercially acceptable terms, if at all. There can be no assurance that the manufacturer we engage will be able to provide sufficient quantities of these products or that the products supplied will meet with our specifications or that our distributor will be able to distribute our products in accordance with our requirements. In addition, production of our products may require raw materials for which the sources and quantities are limited. An inability to obtain adequate supplies of raw materials could significantly delay development, regulatory approval and marketing of our products.


We may have difficulty competing with larger and better financed companies in our sector.

The ethical and over-the-counter drug markets in The Peoples Republic of China are very competitive and competition may increase. Products compete on the basis of efficacy, safety, side effect profiles, price and brand differentiation. Some of our competitors may have greater technical and financial resources than AXM Pharma and may use these resources to pursue a competitive position that threatens our products. Our products could be rendered obsolete, or uneconomical by the development of new pharmaceuticals to treat conditions addressed by our products, as a result of technological advances affecting the cost of production, or as a result of marketing or pricing action by one or more of our competitors.

We are dependant on certain key existing and future personnel.

Our success will depend, to a large degree, upon the efforts and abilities of our officers and key management employees such as Peter Cunningham, our Chief Executive Officer; Chet Howard, our Chief Financial Officer; and Wang Wei Shi, Chief Executive Officer of AXM Shenyang, Inc. The loss of the services of one or more of our key employees could have a material adverse effect on our operations. We currently only have an employment agreement with Peter Cunningham. We do not currently maintain key man life insurance on any of our key employees. In addition, as our business plan is implemented, we will need to recruit and retain additional management and key employees in virtually all phases of our operations. Key employees will require not only a strong background in the pharmaceutical industry, but a familiarity with language and culture in the markets in which we compete. We cannot assure that we will be able to successfully attract and retain key personnel.

Our growth is dependent on our ability to successfully develop, acquire or license new products and on our ability to successfully introduce such products to the market.

We must invest substantial time, resources and capital in identifying and developing new drugs, dosage and delivery systems, either on our own or by acquiring and licensing such products from third parties. Our growth depends, in part, on our success in such process. Our planned expansion over time is founded on a simple principal of introducing two new products or line extensions each year and to expand distribution into two new territories each year. This strategy has the advantage of building brands through geographic expansion and line extensions, and establishing incremental capabilities for new product introductions. We believe that our planned expansion will require $5.0 million in total over three years, which we intend to fund out of our future revenues and, if necessary, additional financing. If we are unable to either develop new products on our own or acquire licenses for new products from third parties, our ability to grow revenues and market share will be adversely affected. In addition, we may not be able to recover our investment in the development or acquisition of new products, given that projects may be interrupted, unsuccessful, not as profitable as initially contemplated or we may not be able to obtain necessary financing for such development if we are unable to fund such development or acquisition from our future revenues. Even if we are able to develop acquire or license new products, our growth could be materially adversely impacted if we are unable to successfully market and sell such new products once they are available to us.

We may be subject to product liability claims in the future.

We face an inherent business risk of exposure to product liability claims in the event that the uses of our technologies or products are alleged to have resulted in adverse side effects. Side effects or marketing or manufacturing problems pertaining to any of our products could result in product liability claims or adverse publicity. These risks will exist for those products in clinical development and with respect to those products that receive regulatory approval for commercial sale. Furthermore, although we have not historically experienced any problems associated with claims by users of our products, we do not currently maintain product liability insurance. We plan to have a product liability insurance plan in place by the second quarter of fiscal 2004; however, there can be no assurance that we will be able to acquire product liability insurance with terms that are commercially feasible.


RISKS RELATING TO THE PHARMACEUTICAL INDUSTRY IN THE PEOPLE'S REPUBLIC OF CHINA

Changes in the laws and regulations in The Peoples Republic of China may adversely affect our ability to conduct our business.

The pharmaceutical industry is relatively new in the emerging markets of The Peoples Republic of China that we are targeting, and the manner and extent to which it is regulated in these geographical areas is evolving. As a Chinese corporation, AXM Pharma is subject to the Company Law of The Peoples Republic of China and more specifically to the Foreign Company provisions of the Company Law and the Law on Foreign Capital Enterprises of the People's Republic of China. Additionally, as a pharmaceutical company, we are subject to the Pharmaceutical Administrative Law. Changes in existing laws or new interpretations of such laws may have a significant impact on our methods and costs of doing business. For example, new legislative proposals for pharmaceutical product pricing, reimbursement levels, approval criteria and manufacturing requirements may be proposed and adopted. Such new legislation or regulatory requirements may have a material adverse effect on our financial condition, results of operations or cash flows. In addition, we will be subject to varying degrees of regulation and licensing by governmental agencies in The Peoples Republic of China. There can be no assurance that the future regulatory, judicial and legislative changes will not have a material adverse effect on AXM Pharma, that regulators or third parties will not raise material issues with regard to AXM Pharma or our compliance or non-compliance with applicable laws or regulations or that any changes in applicable laws or regulations will not have a material adverse effect on AXM Pharma or our operations.

We may experience barriers to conducting business due to governmental policy.

The State Food and Drug Administration of The Peoples Republic of China set up a classification administrative system in 1999 for prescription and over-the-counter drugs. Since then, the State Food and Drug Administration has issued a series of guidelines for interpretation of the new classification system for labeling, usage instructions and packaging of over-the-counter products. The State Food and Drug Administration currently requires that pharmaceutical manufacturers clearly label drugs for over-the-counter sales and distinguish them from those to be sold in hospitals as ethical drugs. We have instituted this policy as required by the State Food and Drug Administration. To date, we have never experienced any problems with compliance with the regulations of the State Food and Drug Administration. We have never been investigated for noncompliance by this agency nor have we violated any regulations of the State Food and Drug Administration.

Our business may be adversely affected by government plans to consolidate state owned pharmaceutical companies in the Peoples Republic of China.

The Ministry of Commerce announced plans to consolidate nearly 5,000 state owned pharmaceutical companies into approximately 12 to 15 companies. The Ministry of Commerce has stated that it targets the size of these remaining firms to be at least U.S.$ 10.0 billion revenue per annum in the future (U.S.$ 5.0 billion by the year 2010). Their primary business will be to make generic pharmaceutical products for sale to state owned hospitals. The planned consolidation has already commenced and is anticipated to continue until the goals of the Ministry of Commerce have been realized. The Ministry of Commerce has set a near term goal of having 10 large companies with annual sales of over RMB 5 billion by 2005. We are not aware, however, at this time of how many companies have been consolidated or when the planned consolidation will be completed. A recent example of the consolidation amongst state owned pharmaceutical companies is the acquisition by the conglomerate Huayuan Group of a 40% stake in Shanghai
Pharmaceutical Group. This new company will be involved in manufacture, distribution and research and development. An objective of the consolidation is to establish a manufacturing standard consistent with U.S. Good Manufacturing

Practices. It is planned that all products manufactured in The Peoples Republic of China will meet U.S. Good Manufacturing Practices standard in the future.

AXM Pharma has initiated  several  programs to mitigate any  potential  negative impact that this consolidation may have. These steps include commencing construction of a U.S. Good Manufacturing Practices qualified facility that will comply with both Chinese and U.S. requirements; seeking to license original molecules from multi national pharmaceutical firms and specialist drug discovery firms to participate in the patented prescription product segment of the market which provides certain protections and pricing multiples not available in other segments;; and pursuing expansion into the distribution segment of the pharmaceutical business which is being opened for foreign companies at this time. This access is supported by new government regulation. Despite these steps, however, should The Ministry of Commerce follow through with its plans to consolidate the many fragmented Chinese pharmaceutical companies into a smaller number of large firms, we will face increased competition from large, well funded, government supported companies. Our business could be adversely affected by this increased competition.

RISKS RELATING TO THE PEOPLE'S REPUBLIC OF CHINA

Capital outflow policies in The Peoples Republic of China may hamper our ability to remit income to the United States.

The Peoples Republic of China has adopted currency and capital transfer regulations. These regulations may require that we comply with complex regulations for the movement of capital. In order to comply with these regulations we may have to revise or change the banking structure of our company or its subsidiaries Although we believe that we are currently in compliance with these regulations, should these regulations or the interpretation of them by courts or regulatory agencies change we may not be able to remit all income earned and proceeds received in connection with our operations to the U.S.

Fluctuation of the Renminbi could materially affect our financial condition and results of operations.

The value of the Renminbi fluctuates and is subject to changes in The Peoples Republic of China's political and economic conditions. Since 1994, the conversion of Renminbi into foreign currencies, including United States dollars, has been based on rates set by the People's Bank of China, which are set daily based upon the previous day's interbank foreign exchange market rates and current exchange rates on the world financial markets. Since 1994, the official exchange rate for the conversion of Renminbi to United States dollars has generally been stable. As of November 15, 2003, the exchange rate between the Renminbi and the United States dollar was 8.26 Renminbi to every one United States dollar.

We may face obstacles from the communist system in The Peoples Republic of China.

Foreign companies conducting operations in The Peoples Republic of China face significant political, economic and legal risks. The Communist regime in The Peoples Republic of China, including a stifling bureaucracy, may hinder Western investment. Another obstacle to foreign investment is corruption. There is no assurance that we will be able to obtain recourse, if desired, through The Peoples Republic of China's poorly developed and often corrupt judicial systems.

We may have difficulty establishing adequate management, legal and financial controls in The Peoples Republic of China.

The Peoples Republic of China historically has been deficient in Western style management and financial reporting concepts and practices, as well as in modern banking, computer and other control systems. We may have difficulty in hiring and retaining a sufficient number of qualified employees to work in The Peoples Republic of China. As a result of these factors, we may experience difficulty in establishing management, legal and financial controls, collecting financial data and preparing financial statements, books of account and corporate records and instituting business practices that meet Western standards.

Trade barriers and taxes may have an adverse effect on our business and operations.

We may experience barriers to conducting business and trade in our targeted emerging markets in the form of delayed customs clearances, customs duties and tariffs. In addition, we may be subject to repatriation taxes levied upon the exchange of income from local currency into foreign currency, substantial taxes of profits, revenues, assets and payroll, as well as value-added tax. The markets in which we plan to operate may impose onerous and unpredictable duties, tariffs and taxes on our business and products, and there can be no assurance that this will not have an adverse effect on our finances and operations.

It will be extremely difficult to acquire jurisdiction and enforce liabilities against our officers, directors and assets based in The Peoples Republic of China.

Because several of our directors, including Wei Shi Wang, the chairman of our Board of Directors, are Chinese citizens it may be difficult, if not impossible, to acquire jurisdiction over these persons in the event a lawsuit is initiated against AXM Pharma and/or its officers and directors by a shareholder or group of shareholders in the U.S. Also, although our executive officers are U.S. citizens, because they may be residing in The Peoples Republic of China at the time such a suit is initiated achieving service of process against such persons would be extremely difficult. Furthermore, because the majority of our assets are located in The Peoples Republic of China it would also be extremely difficult to access those assets to satisfy an award entered against us in U.S. court.

There can be no guarantee that The Peoples Republic of China will comply with the membership requirements of the World Trade Organization.

Due in part to the relaxation of trade barriers following World Trade Organization accession in January 2002, we believe The Peoples Republic of China will become one of the world's largest pharmaceutical markets by the middle of the twenty-first century. As a result, we believe the Chinese market presents a significant opportunity for both domestic and foreign drug manufacturers. With the Chinese accession to the World Trade Organization, the Chinese pharmaceutical industry is gearing up to face the new patent regime that is required by World Trade Organization regulation. The Chinese government has begun to reduce its average tariff on pharmaceuticals. The Peoples Republic of China has also agreed that foreign companies will be allowed to import most products, including pharmaceuticals, into any part of The Peoples Republic of China. Current trading rights and distribution restrictions are to be phased out over a three-year period. In the sensitive area of intellectual property rights, The Peoples Republic of China has agreed to implement the trade-related intellectual property agreement of the Uruguay Round. There can be no assurances that The Peoples Republic of China will implement any or all of the requirements of its membership in the World Trade Organization in a timely manner, if at all.

The recent outbreak of Severe Acute Respiratory Syndrome (SARS) may adversely impact our operations and the operations of our contract manufacturers and distributors.

The SARS outbreak has been most notable in Asia, in particular The Peoples Republic of China, Singapore and Vietnam. Our principal administrative, sales, marketing and production development facilities are located in the Northern portion of The Peoples Republic of China and the operations of all of our contract manufacturers and distributors are located in The Peoples Republic of China, as well. The development, manufacture, marketing and distribution of our pharmaceutical products could suffer if a significant number of our employees or the employees of our contract manufacturers or distributors contract SARS or otherwise are unable to fulfill their responsibilities. In addition, while we possess technology that would allow us to develop and market products with minimal travel to or from Asia, our business could also be harmed if travel to or from Asia and the United States is restricted or inadvisable. Because of our relatively small size, many of our competitors may be better able to withstand the adverse impact to their businesses resulting from the SARS outbreak.

RISKS RELATING TO OWNERSHIP OF COMMON STOCK

There may not be sufficient liquidity in the market for our securities in order for investors to sell their securities.

There is currently only a limited public market for our common stock, which is listed on the American Stock Exchange, and there can be no assurance that a trading market will develop further or be maintained in the future. During the month of October 2004, our common stock traded an average of approximately 52,000 shares per day. As of November 17, 2004, the closing bid price of our common stock on the American Stock Exchange was $2.35 per share. As of November 17, 2004, we had approximately 105 shareholders of record not including shares held in street name. In addition, during the past two years our common stock has had a trading range with a low price of $.09 per share and a high price of $7.30 per share.

The fact that our directors and officers own approximately 43.70% of our capital stock may decrease your influence on shareholder decisions.

Our executive officers and directors, in the aggregate, beneficially own approximately 43.70% of our capital stock. As a result, our officers and directors, will have the ability to influence our management and affairs and the outcome of matters submitted to shareholders for approval, including the election and removal of directors, amendments to our bylaws and any merger, consolidation or sale of all or substantially all of our assets.

The outstanding warrants may adversely affect AXM Pharma in the future and cause dilution to existing Shareholders.

The holders of the warrants have until August 21, 2008, September 12, 2008, December 31, 2008, and June 24, 2007 respectively, to exercise their warrants. There are currently 3,683,689 warrants outstanding, which are exercisable at a price of $3.00 per share, with the exception of those warrants which expire on June 24, 2007, which are exercisable at a price of $5.50 per share, subject to adjustment in certain circumstances. Exercise of the warrants may cause dilution in the interests of other shareholders as a result of the additional common stock that would be issued upon exercise. In addition, sales of the shares of our common stock issuable upon exercise of the warrants could have a depressive effect on the price of our stock, particularly if there is not a coinciding increase in demand by purchasers of our common stock. Further, the terms on which we may obtain additional financing during the period any of the warrants remain outstanding may be adversely affected by the existence of these warrants as well.

ITEM 3.  CONTROLS AND PROCEDURES


(a)  Evaluation of disclosure controls and procedures

     We maintain controls and procedures designed to ensure that information required to be disclosed in the reports that we file or submit under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission. Based upon their evaluation of those controls and procedures performed as of the end of the period covered by this report, our chief executive officer and principal financial officer concluded that our disclosure controls and procedures were adequate.

(b)  Changes in internal controls

     There were no significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation of those controls by the chief executive officer and principal financial officer.

                           PART II - OTHER INFORMATION


ITEM 1.   LEGAL PROCEEDINGS

We are not involved in any lawsuits and are not aware of any pending litigation.

ITEM 2.   CHANGES IN SECURITIES AND USE OF PROCEEDS

(a) Not Applicable.

(b) Not Applicable.

(c) On July 21, 2004, we issued 83,334 shares of restricted common shares valued at $319,169 pursuant to an agreement with Peter Cunningham, our Chief Executive Officer. The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering. The shares were valued at $3.83 per share, the market price for shares of our common stock at the time of issuance.

On July 21, 2004, we issued 100,000 shares of restricted common to Chet Howard, our Chief Financial Officer and Chief Accounting Officer, valued at $383,00. The shares were issued pursuant to the exemption from registration provided by
Section 4(2) of the Securities Act for issuances not involving a public offering. The shares were valued at $3.83 per share, the market price for shares of our common stock at the time of issuance.

On July 21, 2004, we issued 100,000 shares of restricted common to Harry Zhang, Chief Accounting Officer of AXM Shenyang, our wholly owned subsidiary, valued at $383,00. The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering. The shares were valued at $3.83 per share, the market price for shares of our common stock at the time of issuance

On August 27, 2004 we issued 35,000 stock options to each of Montgomery Simus and Mark Bluer, both of whom are members of our Board of Directors, valued at a total of $190,400. The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering. The shares were valued at $2.72 per share, the market price for shares of our common stock at the time of issuance.

On September 1, 2004 we issued stock options, for an aggregate of 100,000 shares valued at $269,000 pursuant to an agreement with Dreamvest, LLC. The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act for issuances not involving a public offering. The shares were valued at $2.69 per share, the market price for shares of our common stock at the time of issuance.

On September 8, 2004 we issued stock options, for an aggregate of 80,000 shares valued at $312,000 pursuant to an agreement with RCG Capital Markets Group, Inc. The shares were issued pursuant to the exemption from registration provided by
Section 4(2) of the Securities Act for issuances not involving a public offering. The shares were valued at $3.90 per share, the market price for shares of our common stock at the time of issuance.

(d) Not applicable.

ITEM 3.   DEFAULTS UPON SENIOR SECURITIES

Not Applicable.

ITEM 4.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not Applicable.


ITEM 5.   OTHER INFORMATION

The Company recently moved its U.S. corporate headquarters from 3960 Howard Hughes Parkway, Suite 500, Las Vegas, Nevada 89109 to 7251 West Lake Mead Blvd., Suite 300, Las Vegas, Nevada 89128.


ITEM 6.   EXHIBITS AND REPORTS ON FORM 8-K

(a) The following exhibits are filed as part of this report.

        Exhibit No.                     Document

           31.1 Certification of Chief Executive Officer required by Rule 13a-14/15d-14(a) under the Exchange Act.

           31.2 Certification of Chief Financial Officer required by Rule 13a-14/15d-14(a) under the Exchange Act.

           32.1  Certification of Chief Executive  Officer pursuant to 18 U.S.C.
                 Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

           32.2  Certification of Chief Financial  Officer pursuant to 18 U.S.C.
                 Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(b) Reports of Form 8-K

1. On August 18, 2004, we filed a Current Report on Form 8-K reporting that on August 18, 2004, we held a conference call discussing our fiscal 2004, second quarter results and current events of AXM Pharma. (Item 12).

2. On August 18, 2004, we filed a Current Report on Form 8-K reporting that on August 13, 2004, we dismissed Malone & Bailey, PLLC, as our independent auditors and hired Batemen & Co., Inc. as our independent auditors. (Items 4 and 7).

3. On August 27, 2004, we filed a Current Report on Form 8-K reporting that on August 25, 2004, we dismissed Batemen & Co., Inc., as our independent auditors and hired Lopez, Blevins, Bork & Associates, LLP, as our independent auditors. (Items 4.01 and 9.01).



                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  November 18, 2004                    AXM PHARMA, INC.

                                          By:   /s/ Peter Cunningham
                                                    ----------------------------
                                                    Peter Cunningham,
                                                    President and CEO

                                               /s/  Chet Howard
                                                    ----------------------------
                                                    Chet Howard,
                                                    Chief Financial Officer
                                                    Principle Accounting Officer

Exhibit 31.1


CERTIFICATION OF CHIEF EXECUTIVE OFFICER
----------------------------------------

I, Peter Cunningham, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of AXM Pharma, Inc.

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. The small business issuer's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the small business issuer and have:

     a. Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     b. Designed such internal control over financial reporting, or caused such internal control to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.

     c. Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     d. Disclosed in this report any change in the small business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

5. The small business issuer's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions):

     a. All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer's ability to record, process, summarize and report financial information; and

     b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting.

Date:  November 18, 2004


/s/ Peter Cunningham
---------------------------
    Peter Cunningham
    Chief Executive Officer

Exhibit 31.2


CERTIFICATION OF CHIEF FINANCIAL OFFICER
----------------------------------------

I, Chet Howard, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of AXM Pharma, Inc.

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. The small business issuer's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the small business issuer and have:

     a. Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     b. Designed such internal control over financial reporting, or caused such internal control to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.

     c. Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     d. Disclosed in this report any change in the small business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

5. The small business issuer's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions):

     a. All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer's ability to record, process, summarize and report financial information; and

     b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting.

Date:  November 18, 2004

/s/ Chet Howard
--------------------------------
    Chet Howard,
    Chief Financial Officer
    Principle Accounting Officer

Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of AXM Pharma, Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report'), I, Peter
W. Cunningham, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.




/s/ Peter W. Cunningham
----------------------------
    Peter W. Cunningham,
    Chief Executive Officer

November 18, 2004

Exhibit 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of AXM Pharma, Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report'), I, Chet Howard, Chief Financial Officer and Principle Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.




/s/ Chet Howard
--------------------------------
    Chet Howard,
    Chief Financial Officer
    Principle Accounting Officer

November 18, 2004